                                                                    EXHIBIT 99.1

                                 CERTEGY INC.

                                  401(k) PLAN


                        (Effective as of July 3, 2001)



             [Subject to Approval by the Internal Revenue Service]
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                               TABLE OF CONTENTS

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                                                                     ----

ARTICLE I  DEFINITIONS...............................................  1

 1.1        Account..................................................  1
 1.2        Allocation Participant...................................  1
 1.3        Applicable Compensation..................................  1
 1.4        Beneficiary..............................................  2
 1.5        Benefit Commencement Date................................  2
 1.6        Code.....................................................  2
 1.7        Committee................................................  2
 1.8        Company..................................................  2
 1.9        Controlled Group.........................................  2
 1.10       Disabled.................................................  2
 1.11       Effective Date...........................................  2
 1.12       Election Directive.......................................  2
 1.13       Elective Contributions...................................  2
 1.14       Elective Contributions Account...........................  3
 1.15       Eligible Employee........................................  3
 1.16       Employee.................................................  3
 1.17       Employer.................................................  3
 1.18       Employer Stock Fund......................................  3
 1.19       Employment Commencement Date.............................  3
 1.20       Equifax..................................................  3
 1.21       Equifax Controlled Group.................................  3
 1.22       Equifax 401(k) Plan......................................  3
 1.23       Equifax Stock Fund.......................................  3
 1.24       ERISA....................................................  3
 1.25       Highly Compensated Employee..............................  3
 1.26       Hours of Service.........................................  5
 1.27       Leased Employee..........................................  7
 1.28       Matching Elective Contributions..........................  8
 1.29       Matching Elective Contributions Account..................  8
 1.30       Matching Voluntary Contributions.........................  8
 1.31       Matching Voluntary Contributions Account.................  8
 1.32       Nonforfeitable Accounts..................................  8
 1.33       Normal Retirement Age....................................  8
 1.34       One-Year Break in Service (or Break in Service)..........  8
 1.35       Participant..............................................  8
 1.36       Plan.....................................................  8
 1.37       Plan Year................................................  9
 1.38       Qualified Spousal Waiver.................................  9
 1.39       Required Beginning Date..................................  9
 1.40       Rollover Contributions...................................  9

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                               Table of Contents
                               -----------------
                                  (continued)

                                                                     Page
                                                                     ----
 1.41       Rollover Contributions Account...........................  9
 1.42       Spouse...................................................  9
 1.43       Surviving Spouse.........................................  9
 1.44       Trust....................................................  9
 1.45       Trust Agreement.......................................... 10
 1.46       Trust Fund............................................... 10
 1.47       Trustee.................................................. 10
 1.48       Vesting Computation Period............................... 10
 1.49       Voluntary Contributions.................................. 10
 1.50       Voluntary Contributions Account.......................... 10
 1.51       Year of Vesting Service.................................. 10

ARTICLE II  ELIGIBILITY FOR PARTICIPATION............................ 12

 2.1        Initial Attainment of Participation Status............... 12
 2.2        Reemployment of Former Non-Participant Employees......... 13
 2.3        Reemployment of Former Participants...................... 13
 2.4        Transfers to/from Eligible Class......................... 13

ARTICLE III  CONTRIBUTIONS AND ALLOCATIONS........................... 14

 3.1        Employer Contributions................................... 14
 3.2        Employee Contributions................................... 18
 3.3        Return of Contributions.................................. 20
 3.4        Prompt Remittance of Contributions....................... 20
 3.5        Prior Plan Contributions................................. 20

ARTICLE IV  VESTING IN ACCOUNTS...................................... 22

ARTICLE V  ACCOUNTS AND INVESTMENTS.................................. 23

 5.1        Separate Accounts........................................ 23
 5.2        Investment of Trust Fund................................. 23
 5.3        Trustee's Reliance....................................... 26

ARTICLE VI  VALUATION OF PARTICIPANTS' ACCOUNTS...................... 27

ARTICLE VII  PAYMENT OF BENEFITS..................................... 28

 7.1        Time of Payment of Benefits.............................. 28
 7.2        Benefits Upon Death...................................... 29
 7.3        Form of Payment of Benefits.............................. 31
 7.4        Valuation of Accounts for Payments....................... 31
 7.5        Code (S)401(a)(14) Requirement........................... 31

                                      ii
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                               Table of Contents
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                                  (continued)

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 7.6        Code (S)411 (a)(11) Consent Requirements................. 32
 7.7        Code (S)401(k)(2)(B) Restrictions........................ 33
 7.8        Payments to Alternate Payees............................. 33
 7.9        Withdrawals of Elective Contributions.................... 34
 7.10       Voluntary Contribution and Rollover Contribution
             Withdrawals............................................. 35
 7.11       Code (S) 401(a)(31) Requirement.......................... 36
 7.12       Loan of Account Balances to Participants................. 38
 7.13       Prior Plan Loans......................................... 42

ARTICLE VIII  THE TRUST FUND AND THE TRUSTEE, OTHER FIDUCIARY
MATTERS.............................................................. 43

 8.1        Existence of Trust....................................... 43
 8.2        Exclusive Benefit Rule................................... 43
 8.3        Removal or Resignation of Trustee........................ 43
 8.4        Powers of Trustee........................................ 43
 8.5        Integration of Trust Agreement........................... 43
 8.6        Records and Accounts..................................... 43
 8.7        Annual Reports........................................... 43
 8.8        Independent Fiduciary.................................... 44

ARTICLE IX  ADMINISTRATION........................................... 45

 9.1        Allocation of Responsibility............................. 45
 9.2        Administrative Expenses.................................. 45
 9.3        Committee Powers and Duties.............................. 45
 9.4        Records and Reports...................................... 45
 9.5        Reporting and Disclosure................................. 45
 9.6        Named Fiduciary.......................................... 45
 9.7        Administrator............................................ 45
 9.8        Interpretation of the Plan and Findings of Facts......... 45
 9.9        Bonding, Insurance and Indemnity......................... 46

ARTICLE X  AMENDMENT, TERMINATION, MERGER, CONSOLIDATION, AND
ADOPTION............................................................. 48

10.1        Continuation of Plan..................................... 48
10.2        Right to Amend Plan...................................... 48
10.3        Right to Terminate Plan.................................. 48
10.4        Merger, Consolidation, or Transfer of Assets............. 49
10.5        Adoption of Plan by Aggregated Code (S) 414 Employers.... 49

                                      iii


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                               Table of Contents
                               -----------------
                                  (continued)
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ARTICLE XI  GENERAL PROVISIONS....................................... 52

11.1        Participant's Rights to Employment, Etc.................. 52
11.2        No Guarantee of Interests................................ 52
11.3        Standard of Conduct...................................... 52
11.4        Allocation of Duties..................................... 52
11.5        Claims Procedure......................................... 53
11.6        Nonalienation or Assignment; Qualified Domestic
             Relations Orders ("QDRO's")............................. 54
11.7        Plan Continuance Voluntary............................... 56
11.8        Payments to Minors and Others............................ 56
11.9        Location of Payee; Unclaimed Benefits.................... 57
11.10       Governing Law............................................ 57
11.11       Correction of Participants' Accounts..................... 57
11.12       Action of Employer and Committee......................... 57
11.13       Employer Records......................................... 57
11.14       Gender and Number........................................ 57
11.15       Headings................................................. 57
11.16       Liability Limited........................................ 57
11.17       Legal References......................................... 58
11.18       Electronic Means of Communication........................ 58
11.19       Military Service......................................... 58
11.20       Plan Conversions......................................... 58

                                 CERTEGY INC.

                                  401(k) PLAN

                                   PREAMBLE

     The Certegy Inc. 401(k) Plan is intended to constitute a defined contribution plan qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, for the exclusive benefit of Eligible Employees and their Beneficiaries. The Plan is intended to qualify as a profit-sharing plan for purposes of Sections 401(a), 402, 412, and 417 of the Code; provided, however, that notwithstanding any other provision herein to the contrary, contributions to the Plan may be made without reference to the current or accumulated net earnings or net profit of the Company. The Company intends to maintain the tax-qualified status of the Plan and Trust Fund, but makes no guarantee that it can or will continue to do so. No part of the Trust Fund is to be used for or diverted to purposes other than the Plan, and no part of the Trust Fund may revert to the Employer except as provided in the Plan. The Plan is funded through a Trust Fund intended to be tax-exempt under Section 501(a) of the Code.

     The effective date of the Plan is July 3, 2001. The Plan was originally established in connection with the spin-off of the Company from Equifax Inc. Pursuant to an Employee Benefits Agreement, dated as of June 30, 2001, between the Company and Equifax, the account balances of certain employees of Equifax Inc. and its related companies who were participants in the Equifax Inc. Employees 401(k) Retirement and Savings Plan as of the Effective Date, and who became or remained employees of Certegy Inc. or its subsidiaries as of the Effective Date shall be transferred to the Plan. As provided for herein, the deferral elections, selection of investment options, designation of beneficiaries and loans made under the Equifax 401(k) Plan prior to the Effective Date shall be carried over and apply for purposes of the Plan after the Effective Date (subject to the applicable change of election rights under the Plan).

     Except as may be otherwise stated herein, any amendment of the Plan shall apply only to a Participant who is credited with an Hour of Service on or after the effective date of the amendment. The rights and benefits of a Participant who is not credited with an Hour of Service on or after the effective date of the amendment shall be determined in accordance with the terms of the Plan in effect on the date of the Participant's termination of employment with the Employer.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     1.1  Account shall mean a separate account which is established and
          -------
maintained for a Participant (or his Beneficiary) and to which contributions made under this Plan which are allocated to such Participant, if any, and earnings or losses thereon, if any, shall be credited. See Section 5.1 herein.

     1.2  Allocation Participant shall, for a Plan Year, mean those
          ----------------------
Participants:

          (a) who are employed by any member of the Controlled Group as an Eligible Employee on December 31 in such Plan Year,

          (b)  who terminated employment during such Plan Year

               (i)   as a result of death or after becoming Disabled,

               (ii)  after having attained their Normal Retirement Age, or

               (iii) after having attained the age of 55 and having completed 5 Years of Vesting Service, or after having attained age 50 with a total age and years of benefit service (as defined in the Certegy Inc. Pension Plan) of 75 or more, or (c) who are on an approved leave of absence on December 31 of such year and who did not receive a distribution of their entire Account during the applicable Plan Year.

     1.3  Applicable Compensation shall, with respect to an Employee for a Plan
          -----------------------
Year, mean the amount of wages, as defined in Code (S) 3401(a), and all other amounts of Compensation which are paid to an Employee and for which the Employer is required to furnish the Employee a written statement under Code (S)(S) 6041(d), 6051(a)(3) and 6052; provided, however, that Applicable Compensation shall not include deferred compensation (either in the Plan Year with respect to which it is earned or in the Plan Year when it is paid), reimbursed expenses (including without limitation travel and entertainment expenses), moving expenses, fringe benefits (including without limitation income relating to a company car), welfare benefits (including without limitation, imputed income from life insurance and severance payments), educational assistance, and, except as provided in the next sentence, contributions to or amounts paid to the Employee from this Plan or any other employee benefit plan; provided, further, that with respect to Highly Compensated Employees only, Applicable Compensation shall not include incentive payments, bonus payments, income from the exercise of stock options or stock appreciation rights or from the vesting of restricted stock, overtime pay and commission pay. In addition, Applicable Compensation also includes any Elective Contributions or any other contributions made by the Employers on behalf of an Employee (but only pursuant to a deferral election) under an employee benefit plan containing a cash or deferred arrangement under Code

(S) 401(k) and any amounts which would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code (S) 125. The annual Applicable Compensation of each Employee taken into account in determining contributions under the Plan for any Plan Year shall not exceed $170,000, as adjusted under Code (S) 401(a)(17). If the Plan determines Applicable Compensation for a period of time that contains fewer than 12 calendar months, the above limitation is to be proportionately reduced.

     1.4   Beneficiary shall mean any person or persons, including a trust for
           -----------
the benefit of individuals, last designated in writing by a Participant pursuant to the provisions and conditions of Section 7.2(c), who is or may become entitled to a benefit hereunder. If, at any time, no Beneficiary has been validly designated by the Participant, or the Beneficiary validly designated by the Participant is no longer living or no longer exists, whichever is applicable, then the Participant's Beneficiary shall be deemed to be the Participant's Surviving Spouse, or, if there is no Surviving Spouse the Participant's estate.

     1.5   Benefit Commencement Date means, with respect to a payee, the first
           -------------------------
day on which all events have occurred which entitle the payee to such payee's benefit, in accordance with Treas. Reg. (S)1.401(a)-20(Q&A-10)(b)(1), Code
(S)417(f)(2) and Notice 93-26, and determined pursuant to the provisions of
Article VII of this Plan.

     1.6   Code shall mean the Internal Revenue Code of 1986, as the same may be
           ----
amended from time to time.

     1.7   Committee shall mean the Certegy Group Plans Committee.
           ---------

     1.8   Company shall mean Certegy Inc., its successors and assigns, and any
           -------
other corporation, partnership or sole proprietorship into which the Company may be merged or consolidated or to which all or substantially all of its assets may be transferred unless such organization indicates in writing that it does not approve of such automatic succession.

     1.9   Controlled Group shall mean the Company and any other entity which is
           ----------------
required to be aggregated with the Company pursuant to Code (S)(S) 414(b), (c),
(m) or (o).

     1.10  Disabled shall mean, when used to describe a Participant, a
           --------
Participant who is determined by the Committee to be disabled either under the provisions of the Federal Social Security Act or under the provisions of the group long term disability insurance plan of the Company.

     1.11  Effective Date shall mean the date upon which the Plan is effective,
           --------------
July 3, 2001.

     1.12  Election Directive shall mean the means allowed by the Committee by
           ------------------
which a Participant may elect to make Voluntary Contributions or to have the Employer make Elective Contributions on behalf of such Participant.

     1.13  Elective Contributions  shall mean Employer contributions that were
           ----------------------
subject to a cash or deferred election under which a Participant could elect to have the Employer either contribute an amount to this Plan or provide such amount to the Participant in cash or in the form of some other taxable benefit.

      1.14  Elective Contributions Account shall mean the Account of a
            ------------------------------
Participant to which are credited any Elective Contributions allocated to the Participant each Plan Year. A Participant's Elective Contributions Account shall be a Nonforfeitable Account.

      1.15  Eligible Employee shall mean an Employee (i) who is employed by an
            -----------------
Employer, and (ii) who is not an Employee or other individual described in subsections (c) through (g) of Section 2.1. See also Section 3.6(j) of Appendix III.

      1.16  Employee shall mean a person who performs services for a member of
            --------
the Controlled Group and who is a common law employee of such Controlled Group member. The term Employee shall also include any Leased Employee of a Controlled Group member, but shall not include any individual who performs services for a Controlled Group member pursuant to a contractual arrangement with another entity but who does not constitute a Leased Employee.

      1.17  Employer shall mean the Company and each member of the Controlled
            --------
Group which become a Participating Employer in this Plan pursuant to Section
10.5 herein. See also Section 7.3(f) of Appendix VII.

      1.18  Employer Stock Fund shall mean an investment fund established
            -------------------
pursuant to Section 5.2(b) that is invested primarily in the common stock of the Company.

      1.19  Employment Commencement Date shall mean the date on which an
            ----------------------------
Employee first performs an Hour of Service (as defined in subsection (a) of Section 1.23) for any member of the Controlled Group; and for Employees as of the Effective Date, for Equifax or any member of the Equifax Controlled Group.

      1.20  Equifax shall mean Equifax Inc., a Georgia corporation
            -------

      1.21  Equifax Controlled Group shall mean Equifax and any other entity
            ------------------------
which is required to be aggregated with Equifax pursuant to Code (S)(S) 414(b),
(c), (m) or (o).

      1.22  Equifax 401(k) Plan shall mean the Equifax Inc. Employees 401(k)
            -------------------
Retirement and Savings Plan in which certain Eligible Employees formerly participated and from which the account balances of certain Eligible Employees were transferred to the Plan.

      1.23  Equifax Stock Fund shall mean an investment fund established
            ------------------
pursuant to Section 5.2(b) that is invested primarily in the common stock of Equifax.

      1.24  ERISA shall mean the Employee Retirement Income Security Act of
            -----
1974, as the same may be amended from time to time.

      1.25  Highly Compensated Employee shall mean the following:
            ---------------------------

            (a) An individual shall be a Highly Compensated Employee, if the individual is described under either or both subsection (b) or subsection
       (c) below. (The italicized words and phrases have the meanings assigned to them in this Section.)

         (b) An individual is described under this subsection (b) if the individual is performing services during the determination period for the Controlled Group or the Equifax Controlled Group as of calendar year 2000 and: (1) the individual received compensation from the Controlled Group or the Equifax Controlled Group as to calendar year 2000, during the look-back year in excess of $80,000 (adjusted in accordance with subsection (d)) and was a member of the top paid group for that year; or (2) the individual was a 5 percent owner at any time during either or both the look-back year or the determination period.

         (c) An individual is described under this subsection (c) if the individual was, at one time, an Employee of the Controlled Group or the Equifax Controlled Group as of calendar year 2000 and the individual separated from service (or was deemed to have separated from service pursuant to Treas. Reg. (S) 1.414(q)-1T(Q&A-5)) from the Controlled Group prior to the determination period, such individual performs no service for the Controlled Group or the Equifax Controlled Group as to calendar year 2000 during the determination period, and such individual is a "highly compensated employee" (as defined in Code (S) 414(q)) for either the determination period during which the individual separated from service with the Controlled Group or the Equifax Controlled Group as to calendar year 2000 or any determination period ending on or after the individual's 55th birthday.

         (d) For purposes of this Section, the applicable dollar amount specified in clause (1) of subsection (b) shall be the applicable dollar amounts prescribed in Code (S) 414(q)(1)(B) and shall be adjusted pursuant to the last sentence of Code (S) 414(q)(1).

         (e) For purposes of this Section the term determination period shall mean the respective Plan Year specified in subsection (a) above, and the term look-back year shall mean the 12-month period immediately preceding the determination period.

         (f) In determining who is a Highly Compensated Employee, the following definitions shall apply:

             (i)  Top-paid group shall mean the top 20% of Employees of the
                  --------------
         Controlled Group or the Equifax Controlled Group as to calendar year 2000 ranked on the basis of compensation received during the determination period or look-back year, as applicable. For purposes of determining the number of Employees in the top paid group, Employees described in Treas. Reg. (S) 1.414(q)-1T(Q&A-9)(b) are excluded.

             (ii)  5-percent owner shall mean a 5-percent owner determined
                   ---------------
         pursuant to Treas. Reg. (S) 1.416-1(T-17) and (T-18). If an individual is a 5-percent owner at any time during a determination period or look-back year, the individual shall be considered a 5-percent owner for such period or year.

             (iii) Compensation shall mean compensation as defined in Section
                   ------------
         7.3(b) of Appendix VII herein, except that compensation shall include any amount which is contributed by any member of the Controlled Group or the

           Equifax Controlled Group as to calendar year 2000 pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Code (S)(S) 125, 402(e)(3) or 403(b).

           (g) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the Employees in the top paid group, and the compensation that is considered, will be made in accordance with Code (S) 414(q) and the regulations thereunder.

     1.26  Hours of Service shall mean those hours calculated in accordance with
           ----------------
the following provisions:

           (a) An Employee shall receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group for the performance of duties.

           (b) An Employee shall also receive credit for an Hour of Service for each hour for which he is paid or entitled to payment by the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including short-term disability or a period during which a Participant is Disabled), layoff, jury duty or military duty; provided, however, that:

               (i) No more than 501 Hours of Service shall be credited because of this subsection (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not said period occurs in a single computation period);

               (ii) An hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which no duties are performed shall not be credited to an Employee if said payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and

               (iii) Hours of Service shall not be credited for a payment which reimburses an Employee solely for medical or medically related expenses incurred by the Employee.

           For purposes of subsection (b), a payment shall be deemed to be made by or due from the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group, regardless of whether said payment is made by or due from the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group, directly or indirectly through, among others, a trust fund or insurer to which the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group, contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

           (c) An Employee shall also receive credit for an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or, prior to the Effective Date, by any member of the Equifax Controlled Group, provided that no Hour of Service shall be credited pursuant both to this subsection (c) and subsections (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) above shall be subject to the limitations set forth in that subsection.

           (d) In addition to the Service for which an Hour of Service must be credited pursuant to subsections (a), (b) and (c) above, an Employee shall receive credit for an Hour of Service for:

                (i) Each hour, whether or not said Employee is paid therefor, during which he would otherwise perform an Hour of Service, except for the fact that he is Disabled or on short-term disability pursuant to the Company's or, prior to the Effective Date, Equifax's Short-Term Disability Plan, or on an approved leave of absence in accordance with established Company policy or; prior to the Effective Date, the policy of Equifax provided, however, that the number of hours credited with respect to any period of leave of absence shall not exceed the number that would be credited with respect to a one-year period of service. If he does not return to work on or before the end of his leave, service will be deemed to have terminated as of the beginning of his leave;

                (ii) Each hour for which an Employee performs no duties due to absence during any military service and without regard to the 501-hour maximum described above, so long as such hours are required to be taken into account under applicable federal law.

            (e) Each Employee for whom the Employer does not keep records of actual Hours of Service shall be credited with 190 Hours of Service for each month for which said Employee would be required to be credited with at least one Hour of Service, in accordance with this Section and applicable regulations promulgated by the Department of Labor.

            (f) In determining and crediting to computation periods the number of Hours of Service to be credited to an Employee, the provisions of DOL Reg. (S)(S) 2530.200b-2(b) and 2(c) are incorporated herein by reference.

            (g) If an Employee is absent from service with the Employer as a result of a maternity/paternity absence, then, the Employee will be credited with Hours of Service under either subsection (d)(i) or this subsection (g), whichever results in the crediting of the greater number of Hours of Service. Under this subsection (g), the Employee will be credited with up to 501 Hours of Service with respect to the period of maternity/paternity absence solely for the purposes of determining whether the Employee incurs a One Year Break in Service for purposes of eligibility to participate and vesting in benefits. Such 501 Hours of Service shall be credited at the rate at which the Employee would have otherwise accrued Hours of Service but for the maternity/paternity absence, provided that, if the Committee is unable to determine the Hours of Service that would have otherwise been credited, such Hours of Service shall be credited at the rate of eight hours for each day of the maternity/paternity absence. Such 501 Hours of Service shall be credited only in the Eligibility Computation Period or Vesting Computation Period, as applicable, in which the Employee's maternity/paternity absence commences if the Employee would have incurred a One Year Break in Service in such Eligibility Computation Period or Vesting Computation Period, as applicable, but for the crediting of the additional Hours of Service. If such Hours of Service (not in excess of 501) are not credited to the Eligibility Computation Period or Vesting Computation Period, as applicable, in which the maternity/paternity absence commences pursuant to the immediately preceding sentence, such Hours of Service shall be credited to the next Eligibility Computation Period or Vesting Computation Period, as applicable, commencing after the maternity/paternity absence commences. For purposes of this subsection, the term "maternity/paternity absence" means an absence from service with the Employer by an Employee if the absence is caused:

                (i)   By reason of the pregnancy of the Employee;

                (ii)  By reason of the birth of a child of the Employee;

                (iii) By reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                (iv) For purposes of caring for such child for a period beginning immediately following such birth orplacement.

            (h) For purposes of this Section, employment with other members of the Controlled Group shall be considered employment with the Employer. In addition, in the case of a Leased Employee of any member of the Controlled Group, service with such member shall be considered employment with the Employer. In addition, employment with the Equifax Controlled Group prior to the Effective Date shall be considered.

     1.27  Leased Employee
           ---------------
            (a) Leased Employee shall mean any person (other than a common law employee of a member of the Controlled Group) who pursuant to an agreement between a member of the Controlled Group and any other person ("leasing organization") has performed services for a member of the Controlled Group (or for a member of the Controlled Group and related persons determined in accordance with Code (S) 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction and control of the Controlled Group member. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for a member of the Controlled Group shall be treated as provided by a member of the Controlled Group.

           (b) A Leased Employee shall not, however, be considered an Employee of a member of the Controlled Group if (i) such Employee is covered by a money purchase pension plan of his legal employer providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Section 7.3(b) of Appendix VII), (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Controlled Group's nonhighly compensated workforce. For purposes of this subsection (b), the term "nonhighly compensated workforce" means the total number of individuals (other than Highly Compensated Employees) who are either Employees of a member of the Controlled Group or Leased Employees of a member of the Controlled Group.

     1.28  Matching Elective Contributions shall mean those Employer
           -------------------------------
contributions which are allocated to Allocation Participants based upon their Elective Contributions in accordance with the provisions of Section 3.1(b).

     1.29  Matching Elective Contributions Account  shall mean the Account of a
           ---------------------------------------
Participant to which are credited any Matching Elective Contributions allocated to the Participant. A Participant's Matching Elective Contributions Account shall be a Nonforfeitable Account.

     1.30  Matching Voluntary Contributions shall mean Employer contributions
           --------------------------------
which are allocated to Allocation Participants based upon their Voluntary Contributions in accordance with the provisions of Section 3.1(c).

     1.31  Matching Voluntary Contributions Account shall mean the Account of a
           ----------------------------------------
Participant to which are credited any Matching Voluntary Contributions allocated to the Participant. A Participant's Matching Voluntary Contributions Account shall be a Nonforfeitable Account.

     1.32  Nonforfeitable Accounts shall mean those Accounts of a Participant
           -----------------------
which cannot be forfeited under any provision of this Plan, except Section 11.9 of this Plan.

     1.33  Normal Retirement Age shall mean age 65.
           ---------------------

     1.34  One-Year Break in Service (or Break in Service) shall mean an
           -----------------------------------------------
Eligibility Computation Period or Vesting Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer.

     1.35  Participant shall mean an Eligible Employee who has met the
           -----------
requirements of Article II for participation in this Plan and who is potentially eligible to receive a benefit of any type from this Plan or whose Beneficiaries are potentially eligible to receive a benefit of any type from this Plan, or a former Employee who retains any Account balance in this Plan. An Employee who has made a Rollover contribution to this Plan shall also be considered a Participant, although such an Employee shall not be considered a Participant for purposes of receiving any allocations under any provision of this Plan, until otherwise eligible pursuant to Article II, and shall only be considered a Participant to the extent of such Rollover Contribution.

     1.36  Plan shall mean the Certegy Inc. 401(k) Plan, as set forth herein,
           ----
and all amendments to such plan made from time to time. This Plan is intended to be a profit sharing plan within the meaning of Code (S)401(a) and Treas. Reg.
(S) 1.401-1 under which contributions shall be made without regard to current or accumulated profits as permitted by Code

(S) 401(a)(27)(A), and which contains a qualified cash or deferred arrangement within the meaning of Code (S) 401(k).

     1.37  Plan Year shall mean the 12 consecutive month period for keeping the
           ---------
books and records of the Plan, which shall be the calendar year, commencing on January l, and ending on December 31; provided, that the initial Plan Year will be from the Effective Date through December 31, 2001.

     1.38  Qualified Spousal Waiver shall mean a Participant's written election,
           ------------------------
delivered to the Committee, signed by the Participant's Spouse, and witnessed by a notary public, which consents to the payment of all or a specified part of the Participant's benefit to a named Beneficiary other than the Participant's Spouse, or in a specified form other than a Qualified Joint and Survivor Annuity, in those circumstances where that form of benefit is required absent an election to the contrary and the waiver described in this Section. Such election may not be changed without Spousal consent (unless the consent expressly permits designations by the Participant without further consent of the Spouse). A Participant (but not the Participant's Spouse) may, however, revoke a Qualified Spousal Waiver at any time prior to his Benefit Commencement Date by way of a written signed statement to the Committee and a Qualified Spousal Waiver shall not be effective at any time following delivery of such a revocation to the Committee, provided that such revocation is received by the Committee prior to the Participant's Benefit Commencement Date. If a Participant revokes a Qualified Spousal Waiver, the Participant's benefits shall be payable under the terms and provisions of this Plan as if no Qualified Spousal Waiver had ever been in existence.

     1.39  Required Beginning Date shall, with respect to an individual, mean
           -----------------------
the date on which distribution of the Participant's Account is required to be made or begin in accordance with Appendix V.

     1.40  Rollover Contributions shall mean cash contributions, if any, made by
           ----------------------
an Eligible Employee to the Plan which are described in Code (S)(S) 402(c)(4), 403(a)(4) or 408(d)(3).

     1.41  Rollover Contributions Account shall mean the Account of a
           ------------------------------
Participant to which is credited the Rollover Contributions made by the Participant in a given Plan Year. A Participant's Rollover Contributions Account shall be a Nonforfeitable Account.

     1.42  Spouse shall mean the spouse of a Participant who was married to that
           ------
Participant in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted (subject to the requirements of any applicable federal law relating to the definition of the term "spouse" for purposes of the rules relating to qualified retirement plans under the Code) and whose marriage continued until the earlier of the Participant's Benefit Commencement Date or the Participant's date of death.

     1.43  Surviving Spouse shall mean the surviving Spouse of a deceased
           ----------------
Participant. To the extent required by a qualified domestic relations order, an alternate payee under such order shall be treated as the Surviving Spouse of a deceased Participant. See Section 11.6 herein.

     1.44  Trust shall mean the trust accompanying the Plan hereby created.
           -----

     1.45  Trust Agreement  shall mean the agreement between the Trustee and the
           ---------------
Company creating the Trust accompanying the Plan.

     1.46  Trust Fund  shall mean the assets of the Trust held by the Trustee
           ----------
pursuant to the provisions of the Trust Agreement and the Plan.

     1.47  Trustee shall mean the entity, person or persons who have entered
           -------
into the Trust Agreement with the Company to act as trustee(s) of the assets of the Plan.

     1.48  Vesting Computation Period means, for purposes of determining Years
           --------------------------
of Vesting Service and One-Year Breaks in Service for vesting, the 12-consecutive-month period coincident with the Plan Year.

     1.49  Voluntary Contributions  shall mean voluntary after-tax Participant
           -----------------------
contributions made to this Plan.

     1.50  Voluntary Contributions Account shall mean the Account of a
           -------------------------------
Participant to which are credited the Participant's Voluntary Contributions. A Participant's Voluntary Contributions Account shall be a Nonforfeitable Account.

     1.51  Year of Vesting Service
           -----------------------

           (a) In General. A Participant shall receive credit for one Year of
               ----------
     Vesting Service for each Vesting Computation Period during which the Participant completes 1,000 Hours of Service.

           (b) Service with Other Controlled Group Members. For purposes of this
               -------------------------------------------
     Section, an Employee who renders service as a common law employee of another member of the Controlled Group which is not an Employer shall be credited with Hours of Service for those hours that would be credited under the principles of Section 1.22 if the other Controlled Group member was an Employer. In addition, in the case of a Leased Employee of any employing person or entity described in the preceding sentence, employment with such employer shall be considered employment with the Employer, in the event that such a person should ever become a common law employee otherwise eligible to participate in the Plan.

           (c) Breaks in Service. Any Employee who has 5 consecutive One-Year
               -----------------
     Breaks in Service shall not receive credit for service after such Breaks in Service for purposes of determining such Employee's vested percentage of his Account balances which accrued before such 5-year period. In the case of a Participant who, upon termination of employment, does not have any nonforfeitable right under the Plan to his Account balance derived from Employer contributions, Years of Vesting Service credited to said nonvested Participant prior to termination of employment need not be taken into account upon reemployment if the Participant incurred a number of consecutive One-Year Breaks in Service exceeding the greater of (i) 5 or
     (ii) the aggregate number of Years of Vesting Service before termination of employment.

          (d) Separate Accounting.  Separate Accounts will be maintained for a
              -------------------
     Participant's pre-break and post-break Forfeitable Accounts to the extent that the Participant's vested percentage in such Accounts could differ by application of the provisions of this Section.

          (e) No Plan. Service of an Employee during any period for which no
              -------
     member of the Controlled Group maintained this Plan or a predecessor plan shall be disregarded. For purposes of this subsection, whether a member of the Controlled Group maintained a "predecessor plan" shall be determined in accordance with Treas. Reg. (S) 1.411(a)-5(b)(3).

                                  ARTICLE II

                         ELIGIBILITY FOR PARTICIPATION
                         -----------------------------

     2.1  Initial Attainment of Participation Status.
          ------------------------------------------

          (a) Employees as of Effective Date. Subject to Sections 2.2 through
              ------------------------------
     2.5 below, all Employees who are Eligible Employees as of the Effective Date, and who were Participants in the Equifax 401(k) Plan immediately prior to the Effective Date shall participate hereunder as of the Effective Date under the terms and conditions set forth herein. Subject to Sections
     2.2 through 2.5 below, all other Employees who are Eligible Employees as of the Effective Date, shall become Participants hereunder as of the Effective Date. All other Employees may become Participants hereunder in accordance with subsection (b) below.

           (b) Employees after Effective Date. An Employee who is an Eligible
               ------------------------------
     Employee and who is not already a Participant may become a Participant hereunder as of the beginning of the first payroll period during which the Eligible Employee is credited with an Hour of Service.

           (c) Leased Employees Excluded. Leased Employees shall not be Eligible
               -------------------------
     Employees and shall not be eligible to participate in this Plan while they remain Leased Employees.

           (d) Nonresident Aliens. Employees who are nonresident aliens and who
               ------------------
     receive no earned income (within the meaning of Code (S) 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code (S) 861(a)(3)) shall not be Eligible Employees and shall not be eligible to participate in this Plan while they remain such.

           (e) Non-Salaried Employees. Employees who are not classified on the
               ----------------------
     records of the Employer as salaried employees shall not be Eligible Employees and shall not be eligible to participate in this Plan while they remain such.

           (f) Independent Contractors and Other Non-Employees. Independent
               -----------------------------------------------
     contractors and other individuals under contract with the Employer and classified by the Employer as a non-Employee shall not be eligible to participate in the Plan. If any individual classified by the Employer as an independent contractor or other non-Employee designation is later required by action of the Internal Revenue Service, Department of Labor, or any other governmental agency to be classified as an Employee, such individual shall not be eligible to participate in the Plan prior to such reclassification and, after such reclassification, the individual's participation shall be in accordance with the requirements established by the Employer and the Committee.

           (g) Employees Covered by Collective Bargaining Agreement. Employees
               ----------------------------------------------------
     whose terms and conditions of Employment are determined by collective bargaining with a union or an affiliate thereof representing such persons and with respect to whom inclusion in the Plan has not been specifically provided for in the collective bargaining agreement shall not be Eligible Employees.

     2.2 Reemployment of Former Non-Participant Employees. Any former Employee
         ------------------------------------------------
who terminated employment with the Controlled Group prior to becoming a Participant hereunder shall, upon being rehired by the Controlled Group as an Employee, receive credit for purposes of Years of Service for all service prior to his separation from service, and may become a Participant in accordance with
Section 2.1 above, except that if the date such Employee would become a Participant occurs during the Employee's absence from service, such Employee shall become a Participant immediately upon becoming an Eligible Employee.

     2.3 Reemployment of Former Participants. Any former Participant who
         -----------------------------------
terminated employment with the Controlled Group shall, upon becoming an Eligible Employee, immediately become a Participant hereunder and may begin to make contributions pursuant to Sections 3.1 and 3.2 of this Plan as soon as administratively possible thereafter.

     2.4 Transfers to/from Eligible Class.
         --------------------------------

         (a) Exclusion After Participation. A Participant who ceases to be an
             -----------------------------
     Eligible Employee, but who has not ceased to be an Employee, shall not, except as otherwise specifically provided in this Plan, share in any contributions under Section 3.1 of this Plan, and shall not be entitled to make any contributions under Section 3.2 of this Plan from the date of such ineligibility, until such Participant again becomes an Eligible Employee. However, such Participant shall be entitled to benefits in accordance with the other provisions of this Plan and shall continue to earn Years of Vesting Service.

         (b) Participation After Exclusion. An Employee who has not been an
             -----------------------------
     Eligible Employee but who becomes an Eligible Employee shall become a Participant hereunder as of the later of (i) the date on which the Employee becomes an Eligible Employee, or (ii) as soon as administratively possible following the date on which the Employee satisfies the eligibility requirements set forth in Section 2.1(b) and may begin to make contributions pursuant to Sections 3.1 and 3.2 of this Plan as soon as administratively possible thereafter (but in no event later than 6 months after such date), if the Employee is an Eligible Employee as of such date, and if not, the date the Employee would have become a Participant hereunder under Sections 2.2 or 2.3 above, as applicable.

                                  ARTICLE III

                         CONTRIBUTIONS AND ALLOCATIONS
                         -----------------------------

     3.1 Employer Contributions.  The Employer shall make contributions to the
         -----------------------
Plan (all of which are hereby expressly conditioned on their deductibility under Code (S) 404) by making cash payments (or payments of property acceptable to the Trustee if such payments (i) are purely voluntary, (ii) do not relieve the Employer of an obligation to make contributions to this Plan, and (iii) do not constitute prohibited exchanges under ERISA (S) 406(a)(1)(A) or if such payments are described in ERISA (S) 408(e)) to the Trustee in one or more of the following methods:

         (a)  Elective Contributions.
              ----------------------

              (i)    Amount.  For each Plan Year the Employers shall make
                     ------
         Elective Contributions to this Plan in an amount equal to the aggregate Elective Contributions specified by Participants pursuant to their Election Directives, subject to the limitations and restrictions of paragraph (v) below.

              (ii)   Allocation.  Elective Contributions specified by a
                     ----------
         Participant pursuant to his Election Directive shall, subject to the limitations and restrictions of paragraph (v) below, be allocated to such Participant's Elective Contributions Account. The Participant's salary or wages from the Employer shall be reduced accordingly.

              (iii)  Basic, Plus and Supplemental Elective Contributions. Any
                     ---------------------------------------------------
         Participant may specify an amount of Elective Contributions which shall not exceed 20% of such Participant's Applicable Compensation for such Plan Year; said Elective Contributions shall consist of Basic Elective Contributions, Plus Elective Contributions and Supplemental Elective Contributions, as follows:

                     (A) To the extent of the first 2% of a Participant's Applicable Compensation in any payroll period, the Elective Contribution shall be deemed to consist of a Basic Elective Contribution.

                     (B) Any Elective Contribution in excess of 2% but not in excess of 6% of a Participant's Applicable Compensation in any payroll period shall constitute a Plus Elective Contribution.

                     (C) Any Elective Contribution in excess of 6% but not in excess of 20% of a Participant's Applicable Compensation in any payroll period shall be deemed to be a Supplemental Elective Contribution.

                     (D) Notwithstanding the above, in the case of a Participant who chooses to make Voluntary Contributions under
              Section 3.2(a), the sum of the Basic Elective Contributions and the Basic Voluntary Contributions shall not exceed 2% of such Participant's Applicable Compensation received during any payroll period and the sum of a Participant's Plus Elective Contributions and Plus Voluntary Contributions shall not exceed

              4% of his Applicable Compensation in any payroll period and the sum of the Supplemental Elective Contributions and Supplemental Voluntary Contributions shall not exceed 14% of such Participant's Applicable Compensation received during a payroll period.

                     (E) Notwithstanding any other provision herein, effective as of a date ("Positive Enrollment Effective Date") to be determined by the Committee in accordance with subparagraph (G) below, with respect to an Eligible Employee who is first credited with an Hour of Service on or after the Positive Enrollment Effective Date, or who terminates employment with the Controlled Group prior to the Positive Enrollment Effective Date and then is credited with an Hour of Service on or after that date, such an Eligible Employee shall be deemed to have elected to make a Basic Elective Contribution equal to 2% of the Eligible Employee's Applicable Compensation effective with respect to the earliest practicable payroll period beginning no less than 30 days after the first day on which the Eligible Employee is credited with an Hour of Service, unless during a period of no less than 30 days beginning with the date the Eligible Employee is first credited with an Hour of Service, he or she elects not to make such contribution; provided, however, that such an Eligible Employee may also affirmatively elect to participate as of any practicable earlier payroll period, at a percentage of his Applicable Compensation which is other than 2%. Such a Participant may modify or revise the Elective Contribution election with respect to any payroll period occurring after the applicable payroll period referred to in the preceding sentence. The elections provided for in this paragraph shall be made in accordance with such procedures as may be specified by the Committee.

                     (F) Notwithstanding any other provision herein, effective as of a date ("Additional Positive Enrollment Effective Date") to be determined by the Committee in accordance with subparagraph (G) below (both with respect to an Eligible Employee who is first credited with an Hour of Service on or after the Additional Positive Enrollment Effective Date and with respect to an Eligible Employee who is first credited with an Hour of Service before the Additional Positive Enrollment Effective Date), the Committee may, to be effective no more frequently than once in each Plan Year, adopt a resolution providing that each Eligible Employee who is not as of a specified date an active Participant (and who was not subject to the automatic enrollment provisions of Section 3.1(a)(iii)(E) above with respect to that Plan Year, if applicable) shall be deemed to have elected to make a Basic Elective Contribution equal to 2% of the individual's Applicable Compensation effective with respect to a payroll period specified in the resolution, unless the Eligible Employee elects during a period of no less than 30 days ending on a date specified in a notice to said Eligible Employees not to make such contribution. Such a Participant may modify or revise the Elective Contribution election with respect to any payroll period occurring after the payroll period specified in the resolution. Any elections made pursuant to this paragraph shall be made in accordance with such procedures as may be specified by the Committee.

                     (G) The "Positive Enrollment Effective Date" for purposes of subparagraph (E) above and for purposes of Section 5.2(b)(ii)(A) shall be the date determined by the Committee, in its discretion, as the date on which subparagraph (E) becomes effective. The "Additional Positive Enrollment Effective Date" for purposes of subparagraph (F) above and for purposes of Section 5.2(b)(ii)(A) shall be the date determined by the Committee, in its discretion, as the date on which subparagraph (F) becomes effective. Such dates shall be set forth in resolutions adopted by the Committee. The Committee may establish either a "Positive Enrollment Effective Date" or an "Additional Positive Enrollment Effective Date," or both. The Positive Enrollment Effective Date and the Additional Positive Enrollment Effective Date may be (but are not required to be) the same date.

              (iv)   Procedure for Making Elections. The Committee shall have
                     ------------------------------
         complete discretion to adopt and revise procedures to be followed in making Elective Contribution elections, provided that for Participants whose Accounts have been transferred from the Equifax 401(k) Plan to this Plan under Section 3.5, their respective Election Directives under the Equifax 401(k) Plan shall continue to apply for purposes of this Plan unless it is changed by the Participant or otherwise revoked. Such procedures may include, but are not limited to, the manner in which Election Directives may be made, and the deadline for making Election Directives and for requesting a modification or revision of an Elective Contribution election; provided, however, that no election may be made to defer as an Elective Contribution any amount of Compensation that has already been paid to a Participant. Any procedures adopted by the Committee shall be communicated to Participants.

              (v)    Other Limitations Concerning Elective Contributions.  In
                     ---------------------------------------------------
         addition to the other conditions and limitations set forth in this Plan, Elective Contributions which may, for a Plan Year, be otherwise made by a Participant and allocated to his Account shall not be permitted, in the case of each Highly Compensated Participant, if they would cause the Plan to fail the nondiscrimination requirements specified in Appendix III for such Plan Year, and, in the case of each Participant, if they would cause the Plan to fail to satisfy the limitations of Appendices II or VII for such Plan Year. The Committee shall have complete discretion to limit Elective Contributions at any time during the Plan Year, consistent with applicable law, so that the requirements and limitations specified in Appendices II, III and VII will be met.

         (b)  Matching Elective Contributions.
              --------------------------------

              (i)    Amount.  For each Plan Year, the Employers shall make
                     ------
         Matching Elective Contributions to this Plan in an amount which is at least equal to the aggregate of 100% of each Allocation Participant's Basic Elective Contributions. The Company may make additional Matching Elective Contributions for each Plan Year in a percentage, to be determined by the Company, of each Allocation Participant's Plus Elective Contributions (to the extent that the sum of those contributions and the Participant's Basic Elective Contributions do not exceed 6% of the Allocation Participant's Applicable Compensation) through the action of the Board or its designee, subject to the provisions of subsection (iii) below. Matching Elective Contributions shall be made to the Plan after the end of the Plan Year or at such other times as may be determined by the Company.

              (ii)   Allocation.  Matching Elective Contributions for a Plan
                     ----------
         Year shall be allocated to each Allocation Participant's Matching Elective Contributions Account as of the end of the Plan Year in accordance with the formula set forth in the preceding paragraph.

              (iii)  Other Limitations Concerning Matching Elective
                     ----------------------------------------------
         Contributions. In addition to the other conditions and limitations set
         -------------
         forth in this Plan, Matching Elective Contributions which are, for a Plan Year, allocated to the Matching Elective Contributions Account of a Participant who is a Highly Compensated Employee, and which cause the Plan to fail the nondiscrimination requirements specified in Appendix III for such Plan Year shall be corrected pursuant to the provisions of Appendix III. Furthermore, in the case of each Participant, no Matching Elective Contributions shall be allocated to a Participant's Matching Elective Contributions Account which would cause the Plan to fail to satisfy the limitations of Appendices II or VII.

         (c)  Matching Voluntary Contributions.
              ---------------------------------

              (i)    Amount.  For each Plan Year, the Employer shall make
                     ------
         Matching Voluntary Contributions to this Plan in an amount equal to the aggregate of 100% of each Allocation Participant's Basic Voluntary Contributions made during the Plan Year (excluding any Voluntary Contributions that are withdrawn under Section 7.10 during the Plan
         Year). The Company may make additional Matching Voluntary Contributions in a percentage to be determined by the Company, of each Allocation Participant's Plus Voluntary Contributions (to the extent that the sum of those contributions and the Participant's Basic Elective Contributions do not exceed 6% of the Allocation Participant's Applicable Compensation) made during the Plan Year (excluding any Voluntary Contributions that are withdrawn under Section 7.10 during the Plan Year) through the action of the Board or its designee, subject to the provisions of subsection (iii) below. Matching Voluntary Contributions shall be made to the

         Plan after the end of the Plan Year or at such other times as may be determined by the Company.

              (ii)   Allocation.  Matching Voluntary Contributions for a Plan
                     ----------
         Year shall be allocated to each Allocation Participant's Matching Voluntary Contributions Account in accordance with the formula set forth in the preceding paragraph.

              (iii)  Other Limitations Concerning Matching Voluntary
                     -----------------------------------------------
         Contributions. In addition to the other conditions and limitations set
         -------------
         forth in this Plan, Matching Voluntary Contributions which are, for a Plan Year, allocated to the Matching Voluntary Contributions Account of a Participant who is a Highly Compensated Employee, and which cause the Plan to fail the nondiscrimination requirements specified in Appendix III for such Plan Year shall be corrected pursuant to the provisions of Appendix III. Furthermore, in the case of each Participant, no Matching Voluntary Contributions shall be allocated to a Participant's Matching Voluntary Contributions Account which would cause the Plan to fail to satisfy the limitations of Appendix VII.

     In no event shall the aggregate contributions made by the Employer under this Section and Appendix I exceed the amount deductible under Code (S) 404.
All allocations to be made under this Section shall be subject to the provisions of Appendix VI, if applicable.

     3.2  Employee Contributions.
          ----------------------

          (a)  Voluntary Contributions.
               -----------------------

               (i)   Voluntary Contribution Elections.  Each Participant may,
                     --------------------------------
          subject to the limitations and restrictions of paragraph (v) below, elect through Election Directives to make Voluntary Contributions to the Plan equal to a percentage of his or her Applicable Compensation. Such contributions, if any, shall be maintained in a separate Voluntary Contributions Account for the Participant.

               (ii)  Basic, Plus and Supplemental Voluntary Contribution
                     ---------------------------------------------------
          Percentages. Any Participant may specify an amount of Voluntary
          -----------
          Contributions which shall not exceed 6% of such Participant's Applicable Compensation received during such Plan Year, said Voluntary Contributions shall consist of Basic Voluntary Contributions, Plus Voluntary Contributions and Supplemental Voluntary Contributions, as follows:

                     (A) To the extent of the first 2% of a Participant's Applicable Compensation in any payroll period, the Voluntary Contribution shall be deemed to consist of a Basic Voluntary Contribution.

                     (B) Any Voluntary Contribution in excess of 2%, but not in excess of 6%, of a Participant's Applicable Compensation in any payroll period shall constitute a Plus Voluntary Contribution.

                     (C) Any Voluntary Contribution in excess of 6% but not in excess of 20% of a Participant's Applicable Compensation in any payroll period shall be deemed to be a Supplemental Voluntary Contribution.

                     (D) Notwithstanding the above, in the case of a Participant who chooses to have the Employer make Elective Contributions on his behalf under Section 3.1, the sum of the Basic Elective Contributions and the Basic Voluntary Contributions shall not exceed 2% of such Participant's Applicable Compensation received during any payroll period and the sum of a Participant's Plus Elective Contributions and Plus Voluntary Contributions shall not exceed 4% of his Applicable Compensation in any payroll period and the sum of the Supplemental Elective Contributions and Supplemental Voluntary Contributions shall not exceed 14% of such Participant's Applicable Compensation received during a payroll period.

              (iii)  Procedure for Making Elections.  The Committee shall have
                     ------------------------------
          complete discretion to adopt and revise procedures to be followed in making Voluntary Contribution elections, provided that for Participants whose Accounts have been transferred from the Equifax 401(k) Plan to this Plan under Section 3.5, such Participants' respective Voluntary Contribution elections under the Equifax 401(k) Plan shall continue to apply for purposes of this Plan unless it is changed by the Participant or otherwise revoked. Such procedures may include, but are not limited to, the manner in which Election Directives may be made, and the deadline for making Election Directives and for requesting a modification or revision of a Voluntary Contribution election. Any procedures adopted by the Committee shall be set forth in writing and communicated to Participants.

              (iv)   Supplemental Voluntary Lump Sum Contributions. No
                     ---------------------------------------------
          supplemental lump sum Voluntary Contributions shall be permitted; provided, however, a separate Account to reflect any Supplemental Voluntary Lump Sum Contributions made by a Participant under the Equifax 401(k) Plan and transferred to this Plan as of the Effective Date shall be maintained as provided in Section 5.1(i).

              (v)    Other Limitations Concerning Voluntary Contributions.  In
                     ----------------------------------------------------
          addition to the other conditions and limitations set forth in this Plan, Voluntary Contributions which may, for a Plan Year, be allocated to a Participant's Voluntary Contributions Account shall not be permitted, in the case of each Participant who is a Highly Compensated Employee, if they would cause the Plan to fail the nondiscrimination requirements specified in Appendix III for such Plan Year, and, in the case of each Participant, if they would cause the Plan to fail to satisfy the limitations of Appendix VII for such Plan Year. The Committee shall have complete discretion to limit Voluntary Contributions at any time during a Plan Year, consistent with applicable law, so that the requirements and limitations specified in Appendices III and VII will be met.

         (b)  Rollover Contributions.  Each Eligible Employee may, subject to
              ----------------------
     the consent of the Committee based on satisfying the requirements of this subsection, make one or more Rollover Contributions which shall be allocated to the Eligible Employee's Rollover Contribution Account if the Rollover Contribution consists solely of cash and is:

              (i) all or any portion of a distribution which is an "eligible rollover distribution" within the meaning of Code (S) 402(c)(4);

              (ii)   a distribution which is described in Code (S) 408(d)(3); or

              (iii) all or any portion of a distribution which is a rollover amount described in Code (S) 403(a)(4).

          The Committee shall have the right to reject any Rollover Contribution which it determines in its sole judgment does not qualify under the above-referenced provisions. Any Rollover Contributions accepted by the Committee shall be promptly remitted to the Trustee to be held in a Rollover Contributions Account for the Eligible Employee's sole benefit, and shall be subject to all of the terms and provisions of this Plan.

     3.3  Return of Contributions.  All contributions made to the Trustee shall
          -----------------------
be irrevocable except as follows:

          (a)  Mistake of Fact.  If an Employer contribution is made by an
               ---------------
     Employer under a mistake of fact, the amount of such contribution described in subsection (c) below shall be returned to the Employer within one year after the payment of said contribution.

          (b)  Deductibility Condition.  All contributions of the Employer made
               -----------------------
     to this Plan are hereby expressly conditioned on their deductibility under Code (S) 404; if an Employer contribution is disallowed as a deduction under Code (S) 404, the amount of the contribution described in subsection
     (c) below may be returned to the Employer within one year after the disallowance of the deduction.

          (c)  Amount Returned.  For purposes of subsections (a) and (b) above,
               ---------------
     the amount which may be returned to the Employer is the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such amount will not be returned to the Employer, but losses attributable thereto will reduce the amount so returned.

     3.4  Prompt Remittance of Contributions.  Elective Contributions and
          ----------------------------------
Voluntary Contributions made by or for a Participant shall be transmitted by his Employer to the Trustee as soon as practicable, but in any event not later than 15 business days after the end of the calendar month (or such other time period as may be permitted by applicable law) in which such contributions are withheld or would otherwise have been paid to the Participant.

     3.5  Prior Plan Contributions.  The  Trustee is authorized and directed to
          ------------------------
accept a direct transfer of assets to the Plan from the Trustee of the Equifax 401(k) Plan on behalf of each individual who was, on the day prior to the Effective Date, a participant in the Equifax 401(k) Plan and who is on the Effective Date an active employee of an Employer; provided that the transfer meets the requirements of Code (S)(S) 401(a)(12), 414(1) and 411(d)(6), and the regulations promulgated thereunder and that the transfer will result in a continuing deferral of taxation on the amounts transferred to the Plan.

                                  ARTICLE IV

                              VESTING IN ACCOUNTS
                              -------------------

     All amounts allocated to a Participant's Accounts shall at all times be and remain 100% vested and nonforfeitable, except as provided in Section 11.9.

                                   ARTICLE V

                            ACCOUNTS AND INVESTMENTS
                            ------------------------

     5.1  Separate Accounts.  The Committee shall maintain separate Accounts for
          -----------------
each Participant to reflect each such Participant's interest in the Plan attributable to each of the following:

          (a) Basic Elective Contributions, if any, under Sections 1.13 and 3.1(a)(iii)(A) of this Plan.

          (b) Plus Elective Contributions, if any, under Section 3.1(a)(iii)(B) of this Plan.

          (c) Matching Elective Contributions, if any, as defined in Section
     1.25 of this Plan.

          (d) Supplemental Elective Contributions, if any, under Section 1.13 and 3.1(a)(iii)(B) of this Plan.

          (e) Basic Voluntary Contributions, if any, under Sections 1.51 and 3.2(a)(ii)(A) of this Plan.

          (f) Plus Voluntary Contributions, if any, under Section 3.2(a)(ii)(B) of this Plan.

          (g) Matching Voluntary Contributions, if any, as defined in Section
     1.27 of this Plan.

          (h) Supplemental Voluntary Contributions, if any, under Sections 1.51 and 3.2(a)(ii)(B) of this Plan.

          (i) Supplemental Voluntary Lump Sum Contributions, if any, under Sections 1.51 and 3.2(a)(iv) of this Plan.

          (j)  ESOP Accounts, under Section 8.7 of Appendix VIII.

          (k) Rollover Contributions, if any, as defined in Section 1.42 of this Plan.

     See also Section 1.2 of Appendix I with respect to additional accounts which may apply in special circumstances.

     5.2  Investment of Trust Fund.
          ------------------------

          (a)  General Rule.  The Trust Fund, and all contributions thereto made
               ------------
     under this Plan, shall be invested by the Trustee who shall have exclusive authority and discretion to manage and control the Trust Fund pursuant to the terms of the Trust

     Agreement, subject to any investment directions provided for under subsection (b) below, and made by the appropriate party as indicated in such subsection.

          (b)  Investment Funds.
               ----------------

              (i)    Establishment of Funds.  The Committee may direct the
                     ----------------------
          Trustee to establish one or more funds for the investment of the assets of the Trust Fund, which provide in the aggregate materially different risk and return characteristics, including without limitation an Employer Stock Fund and an Equifax Stock Fund, and the Trustee shall establish such funds and follow the investment requirements set forth below. Subject to the provisions of the Employee Benefits Agreement, the Committee may discontinue and liquidate the Equifax Stock Fund in the manner determined by the Committee and provide for the reinvestment of amounts held in such fund.

              (ii)   Investment of Contributions.
                     ----------------------------

                     (A)  Automatic Investment.  All amounts in a Participant's
                          --------------------
              Discretionary Contributions Account (as defined in Section 1.3(b) of Appendix I), ESOP Account, Matching Elective Contributions Account, and Matching Voluntary Contributions Account (to the extent that a Participant's interest under the Plan includes any of such Accounts) shall automatically be invested initially in the Employer Stock Fund provided, however, that amounts transferred to this Plan pursuant to Section 3.5 which were invested in the Equifax Stock Fund under the Equifax 401(k) Plan shall be transferred to the Employer Stock Fund or the Equifax Stock Fund under this Plan, depending upon which company's stock is being transferred, and shall be held and invested as provided in this subsection (A) and in subsection (B) below and any other applicable provisions of this Plan or the Trust. In addition, effective as of the Positive Enrollment Effective Date, or as of the Additional Positive Enrollment Effective Date, whichever occurs first, in the case of a Participant who is deemed under
              Section 3.1(a)(iii)(E) or 3.1(a)(iii)(F) to have elected to make a Basic Elective Contribution equal to 2% of the Participant's Applicable Compensation, such a Participant's Basic Elective Contributions shall be divided into two equal parts and one-half of the Basic Elective Contributions shall be invested initially in the Fidelity Retirement Government Money Market Portfolio (or in a successor investment fund under the Plan with a comparable investment approach), and one-half of the Basic Elective Contributions shall be invested initially in the Employer Stock Fund; provided, however, that such a Participant may change the investment election with regard to such automatic contributions in accordance with Section 5.2(b)(ii)(B) below, at any time after the Basic Elective Contribution has been credited to the Participant's Account.

                     (B)  Investment Direction.  Each Participant, Beneficiary
                          --------------------
              or alternate payee may direct the investment of his Elective Contributions Account (consisting of Basic Elective Contributions, Plus Elective Contributions and Supplemental Elective Contributions), Voluntary Contributions Account (consisting of Basic Voluntary Contributions, Plus Voluntary Contributions, and Supplemental Voluntary Contributions, and Supplemental Voluntary Lump Sum Contributions), and Rollover Contributions Account, if any, among the funds established pursuant to paragraph (i) above as such funds may be changed from time to time, provided that for Participants whose Accounts have been transferred from the Equifax 401(k) Plan to this Plan under Section 3.5, their respective investment directions under the Equifax 401(k) Plan shall continue to apply for purposes of this Plan unless it is changed by the Participant or otherwise revoked (subject to the Employee Benefits Agreement). In addition, after the initial investment described in subparagraph (A) above in the Equifax Stock Fund upon transfer of amounts from the Equifax 401(k) Plan, each Participant, Beneficiary or alternate payee may direct the investment of amounts in the Discretionary Contributions Account, ESOP Account, Matching Elective Contributions Account, and Matching Voluntary Contributions Account that are invested in the Equifax Stock Fund to the same funds provided under paragraph (i) above. Notwithstanding anything herein to the contrary, Participants shall not, other than the amounts transferred to this Plan pursuant to Section 3.5 hereof, be permitted to direct the investment of any part of their Account in the Equifax Stock Fund and any earnings on amounts in the Equifax Stock Fund shall not be invested in the common stock of Equifax. The Committee shall establish, and may alter at any time, rules, procedures and limitations which shall govern such Participant direction of investments and the timing thereof, and shall provide all necessary forms and instructions to Participants. Such rules, procedures and limitations may restrict the frequency and timing of such Participant directions. Such rules and procedures shall be communicated to Employees.

                     (C)  ERISA (S) 404(c).  The provisions of this Section 5.2
                          ----------------
              shall be applied in a manner consistent with United States Department of Labor Regulations (S) 2550.404c-1 (or any future such regulations of the United States Department of Labor) so that this Plan shall be an ERISA (S) 404(c) plan.

              (iii)  Income or Loss.  Any Account or portion thereof of a
                     --------------
         Participant which is invested under paragraph (ii) above in a certain fund shall only share in the gains or losses of such fund, and shall not share in the gains or losses of any other Trust Fund investment.

              (iv)   Expenses.  Any Account or portion thereof of a Participant
                     --------
         which is invested pursuant to the Participant's directions under paragraph (ii) above may be charged for the reasonable expenses of such directed investing.

     5.3  Trustee's Reliance.  The Trustee may rely and act upon any
          ------------------
certificate, notice or direction (including notices and directions given electronically, if the Plan's administrative procedures provide for such notices or directions) of the Company, an Employer, the Committee, investment manager, Participant or Beneficiary, or a person authorized to act on behalf of such person, that the Trustee reasonably believes to be genuine and to have been given by the person or persons duly authorized to give such certificate, notice or direction. The Trustee may continue to rely upon such certificate, notice or direction until otherwise notified in accordance with the provisions of the Plan and the administrative procedures under the Plan.

                                  ARTICLE VI

                      VALUATION OF PARTICIPANTS' ACCOUNTS
                      -----------------------------------

     The value of a Participant's Accounts at any time shall be equal to the aggregate value of the assets in such Accounts as they are invested as of such time, and said values shall be determined daily or at such other times as may be determined by the Committee. The Trustee or the Committee may adopt valuation procedures for equitably valuing investments of a Participant's Accounts, and any such procedures shall be communicated to Employees.

                                  ARTICLE VII

                              PAYMENT OF BENEFITS
                              -------------------

     7.1  Time of Payment of Benefits.  If a Participant's employment with all
          ---------------------------
members of the Controlled Group is terminated for any reason other than death, including becoming Disabled, retiring, or otherwise, the Participant shall receive or commence receiving the entire vested amount in his Plan Accounts (his "Benefit Amount") determined pursuant to the provisions of Section 7.4 in accordance with the following:

         (a)  General Rule.  Except as provided in subsections (b) through (f)
              ------------
     below, the Participant's Benefit Amount shall be paid (or distribution shall commence) in a form chosen by the Participant in accordance with
     Section 7.3 herein as soon as administratively practicable following the later of (1) the date the Participant attains his Normal Retirement Age or
     (2) the date the Participant terminates employment with all members of the Controlled Group; provided, however, the Benefit Amount shall be paid (or distribution shall commence) no later than the Required Beginning Date.

         (b)  Later Distribution.  Notwithstanding subsection (a) above, the
              ------------------
     Participant may elect that his Benefit Amount be paid (or distribution shall commence) in a form chosen by the Participant in accordance with
     Section 7.3 as soon as administratively practicable following any later date selected by the Participant; provided, however, that the Benefit Amount shall be paid (or distribution shall commence) no later than the Required Beginning Date.

         (c)  Consent to Earlier Distribution.  Notwithstanding subsection (a)
              -------------------------------
     above, the Participant may elect that his Benefit Amount be paid (or that distribution shall commence) as soon as administratively practicable following the date the Participant terminates employment with all members of the Controlled Group, in a form chosen by the Participant in accordance with Section 7.3.

         (d)  Automatic Cash-Outs.  Notwithstanding subsections (a) through (c)
              -------------------
     above, if the value of the Participant's Benefit Amount does not exceed $5,000 on the date of the Participant's termination of employment, the Participant's Benefit Amount shall automatically be paid as soon as administratively practicable following the date of the Participant's termination of employment with all members of the Controlled Group, in the form of a single lump sum distribution. For purposes of the preceding sentence, if the value of the Participant's Benefit Amount is zero, the Participant shall be deemed to receive a distribution of such benefit under this paragraph.

         (e)  Benefits Accrued After Required Beginning Date.  If a Participant
              ----------------------------------------------
     has received all or a part of his Benefit Amount under the preceding provisions of this subsection because his Required Beginning Date occurred prior to his termination of employment with all members of the Controlled Group, then the Participant shall receive the appropriate amount, determined in accordance with Appendix V, of any subsequent Account balances which he may accrue during any Plan Year under this Plan in accordance with the provisions of Appendix V.

         (f) Notwithstanding any other provision herein, a Participant who has attained Normal Retirement Age (as defined in Section 1.29) and who continues in employment with a member of the Controlled Group may elect to receive a distribution of all or a part of his Benefit Amount. The Trustee shall disburse the distribution as soon as administratively practicable after the date of the Committee's receipt from the Participant of an application for the distribution, in such form as the Committee may require.

          Notwithstanding any provision of this Plan to the contrary, distribution of a Participant's Benefit Amount must satisfy the provisions of Appendix V.

          A Participant's employment with all members of the Controlled Group will be considered to have "terminated", for purposes of this Section 7.1, if the Participant is no longer employed by a member of the Controlled Group as a result of

              (i) a sale or other transfer to an unrelated entity or individual of the Company's (or another Controlled Group member's) interest in a subsidiary, provided that the Participant continues to be employed by such subsidiary following the sale or other transfer, or

              (ii) a sale or other transfer to an unrelated acquiring corporation of substantially all of the assets used by the Company or another member of the Controlled Group in a trade or business provided that the Participant continues employment with the corporation acquiring such assets;

provided that after the transaction referred to in (i) or (ii) above, the Participant's employer is not the sponsor of, or a participating employer in, this Plan, and the Participant receives a distribution in the form of a single lump sum in accordance with Section 7.3. The provisions of the preceding sentence shall be interpreted in accordance with the requirements of Code (S) 401(k)(2)(B) and any applicable regulations promulgated thereunder.

     7.2  Benefits Upon Death.
          -------------------

          (a)  Death Before Benefit Commencement Date.  In the event of the
               --------------------------------------
     death of a Participant prior to his Benefit Commencement Date, the Beneficiary of the Participant shall receive or commence receiving all or the applicable portion of the entire vested amount in the Participant's Plan Accounts designated for such Beneficiary under subsection (c) below (such Beneficiary's "Benefit Amount") determined pursuant to the provisions of Section 7.4 in accordance with the following:

              (i)    General Rule.  Except as provided in paragraphs (ii) and
                     ------------
          (iii) below, the Beneficiary's Benefit Amount shall be paid as soon as administratively practicable following the date of the Participant's death and receipt by the Committee of proof thereof, in a form chosen by the Beneficiary in accordance with Section 7.3 herein.

              (ii)   Later Distribution.  Notwithstanding paragraph (i) above,
                     ------------------
          the Beneficiary may elect that his Benefit Amount be paid as soon as administratively practicable following any later date elected by the Beneficiary (but not later than the date 5 years after the date of death of the Participant), in a form chosen by the Beneficiary in accordance with Section 7.3. A Beneficiary's election of a later date under this paragraph (ii) must be made within an administratively reasonable time prior to the distribution date selected by the Beneficiary under this paragraph. Furthermore, a Beneficiary's election of a later date under this paragraph must be made within an administratively reasonable time after the date of the Participant's death and receipt by the Committee of proof thereof.

              (iii)  Automatic Cash-Outs.  Notwithstanding paragraphs (i) and
                     -------------------
          (ii) above, if the value of such Benefit Amount does not exceed $5,000 on the date of the Participant's termination of employment, the Beneficiary's Benefit Amount shall automatically be paid as soon as administratively practicable following the Participant's death and receipt by the Committee of proof thereof, in the form of a single lump sum distribution. For purposes of the preceding sentence, if the value of the Participant's Benefit Amount is zero, the Beneficiary shall be deemed to receive a distribution of such benefit under this paragraph.

         (b)  Death On or After Benefit Commencement Date.  In the event of the
              -------------------------------------------
     death of a Participant on or after his Benefit Commencement Date, then there shall be no benefit for any Beneficiary of the Participant, except as provided in an Appendix to this Plan.

         (c)  Designation of Beneficiary.
              --------------------------

              (i)    General Rules.  The Beneficiary of a Participant with
                     -------------
         respect to the entire vested amount in the Participant's Accounts remaining at the Participant's death shall be determined in accordance with Section 1.4 of this Plan, unless the Participant has designated a Beneficiary or Beneficiaries, which the Participant may designate pursuant to the provisions of Section 1.4 and this Section 7.2(c)(i), provided that for Participants whose Accounts have been transferred from the Equifax 401(k) Plan to this Plan under Section 3.5, their respective beneficiary designations under the Equifax 401(k) Plan shall continue to apply for purposes of this Plan unless it is changed by the Participant or otherwise revoked. However, no Beneficiary designated by the Participant shall be valid unless either (1) the Participant has no Surviving Spouse (or such Spouse cannot be located), or (2) the Surviving Spouse of the Participant has consented to such designation pursuant to a Qualified Spousal Waiver.

              (ii) Designation of Multiple Beneficiaries.  A Participant may,
                   -------------------------------------
         consistent with paragraph (i) above, designate more than one Beneficiary and, for each such Beneficiary, may designate a percentage of the entire vested amount in his Accounts to which such Beneficiary should become entitled (such Beneficiary's "Benefit Amount") upon the Participant's death. Each such Beneficiary shall be entitled to receive his Benefit Amount determined pursuant to Section 7.4 in accordance with the provisions of subsections (a) and (b) above. Unless otherwise specified by the Participant, any designation by the Participant of multiple Beneficiaries shall be interpreted as a designation by the Participant that each such Beneficiary (if alive as of the Participant's date of death, and if not, then the contingent Beneficiary under paragraph
         (iii) below of such Beneficiary) should be entitled to an equal percentage of the Participant's vested Account balances upon the Participant's death.

              (iii)  Contingent Beneficiaries.  A Participant may designate
                     ------------------------
         contingent Beneficiaries to receive a Beneficiary's Benefit Amount in the event such Beneficiary should predecease the Participant; otherwise, in the event a Beneficiary predeceases the Participant, then the person or those persons specified in Section 1.4 of the Plan shall be deemed to be the Beneficiary with respect to such deceased Beneficiary's Benefit Amount, and shall receive the Benefit Amount to which such Beneficiary would have been entitled hereunder under this
         Section 7.2.

         (d)  Required Distributions and Forms of Payment.  Notwithstanding any
              -------------------------------------------
     provision of this Plan to the contrary, distribution of a Beneficiary's Benefit Amount must satisfy the provisions of Appendix V.

     7.3  Form of Payment of Benefits.  Except as otherwise provided herein,
          ---------------------------
depending upon the Participant's or Beneficiary's Benefit Commencement Date and the timing and manner of the Participant's termination of employment, the Participant or Beneficiary will receive benefits available under this Plan in a single lump sum payment in cash, provided that the Participant may elect to receive all or any portion of the amount credited to his account in the Employer Stock Fund in shares of common stock of the Company and all or any portion of the amount credited to his account in the Equifax Stock Fund in shares of common Stock of Equifax. To the extent that a Participant fails to elect in a timely manner the form of payment of his Benefit from this Plan and the benefit must commence, the Participant will have been deemed to have elected a single lump sum cash distribution. Any method or methods of distribution chosen by a Participant or Beneficiary must satisfy the requirements of Appendix V. See also Appendices IV and VIII through XVII.

     7.4  Valuation of Accounts for Payments.  The amount distributed to the
          ----------------------------------
Participant or Beneficiary shall be determined using the Participant's or Beneficiary's Benefit Amount valued as of the business day preceding the date of distribution. To the extent that a distribution is made in the form of Company (or Equifax) common stock, such distribution shall consist of the whole number of shares of Company (or Equifax) common stock which may be purchased by such assets as of the actual date such assets are liquidated and cash in lieu of fractional shares.

     7.5  Code (S)401(a)(14) Requirement.  Unless a Participant consents to
          ------------------------------
later payment, the payment of benefits under the Plan to the Participant shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         (a)  The attainment by the Participant of age 65;

         (b) The 10th anniversary of the date on which the Participant commenced participation in the Plan; or

         (c) The termination of the Participant's service with the Controlled Group.

     7.6  Code (S)411 (a)(11) Consent Requirements.
          ----------------------------------------

         (a)  In General.  Notwithstanding any provision of this Plan to the
              ----------
     contrary (including Section 7.5), unless one of the exceptions in subsection (c) below is satisfied, no distribution may be made or commence to a Participant unless the Participant has been provided the notification required under subsection (b) below at the time and in the manner indicated in such subsection, and has consented in writing to the distribution after receiving such notification, with such consent being given no more than 90 days prior to his Benefit Commencement Date, except as provided in Notice 93-26. To the extent permitted by applicable law, such consent may be given by telephone or other electronic means of communication if the Plan's administrative procedures provide for the giving of consent by such means.

         (b)  Notification.  The Committee shall notify the Participant of the
              ------------
     right, if any, to defer any distribution. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available, if any, under the Plan and shall inform the Participant of his right to defer receipt of the distribution, and shall be provided (by mail, posting or personal delivery) no less than 30 days and no more than 90 days prior to his Benefit Commencement Date; provided, however, that a Participant may waive the right to receive the notice no less than 30 days prior to the Benefit Commencement Date; provided, further, that a Participant shall have the opportunity to consider the decision of whether or not to elect a distribution for at least 30 days after the notice is provided; provided, further, that the Committee shall provide information to the Participant clearly indicating that the Participant has the right to the 30-day period for making the decision.

         (c)  Exceptions.  This Section shall not be applicable to the following
              ----------
     distributions:

              (i)    Cash-Outs.  If the value of a Participant's entire vested
                     ---------
     Account balances does not exceed $5,000 on the date of the Participant's termination of employment, this Section shall not be applicable to a distribution of such entire vested Account balances as a single lump sum.

              (ii)   Immediately Distributable.  If a distribution is made on or
                     -------------------------
     after the Participant's attainment of his Normal Retirement Age, this Section shall not be applicable to such distribution.

              (iii)  Beneficiaries.  If a distribution is made to an alternate
                     -------------
     payee pursuant to a qualified domestic relations order or to any other Beneficiary, this Section shall not be applicable to such distribution.

              (iv)   Code (S)(S) 401(a)(9) and 415.  If a distribution is
                     -----------------------------
     required to satisfy the provisions of Article VII (Code (S) 415 limitation on allocations) or V (Code (S)401(a)(9) required distribution rules), this Section shall not be applicable to such distribution.

              (v)    Plan Termination.  If a distribution is made to the
                     ----------------
     Participant upon termination of this Plan and no member of the Controlled Group maintains any other defined contribution plan (other than an employee stock ownership plan as defined in Code (S) 4975(e)(7)), this Section shall not be applicable to such distribution if this Plan does not offer an annuity option (purchased from a commercial provider).

         (d)  Application to Plan Provisions.  To the extent that a distribution
              ------------------------------
     is required by the terms and provisions of this Plan, but this Section is applicable to the distribution and the distribution therefore cannot be made, such distribution shall, except as otherwise provided, be made as soon as administratively practicable following the date that this Section is no longer applicable to the distribution.

     7.7  Code (S) 401(k)(2)(B) Restrictions.  Notwithstanding any provisions of
          ----------------------------------
this Plan to the contrary, a Participant's Elective Contributions Account shall not be distributed prior to the earliest to occur of:

         (a) the Participant's "separation from service" (as defined in Rev. Ruls. 79-336 and 81-141, and any subsequent guidance issued by the Internal Revenue Service), retirement, death or disability;

         (b)  the Participant's attainment of age 59-1/2;

         (c) the Participant's incurrence of a "hardship" (within the meaning of Treas. Reg. (S) 1.401(k)-1(d)(2)(iv));

         (d) the termination of the Plan without establishment or maintenance by the Employer of a successor plan (within the meaning of Treas. Reg. (S) 1.401(k)-1(d)(3));

         (e) if the Employer is a corporation, the date of the sale or other disposition by the Employer of the Participant to an unrelated corporation of substantially all the assets used by the Employer in a trade or business (within the meaning of Treas. Reg. (S) 1.401(k)-1(d)(4)); or

         (f) if the Employer is a subsidiary of a corporation, the date of the sale or other disposition by such corporation of its interest in the Employer of the Participant to an unrelated entity or individual (within the meaning of Treas. Reg. (S) 1.401(k)-1(d)(4)).

For purposes of subsections (e) and (f) above, the selling corporation must maintain this Plan after the sale or other disposition, the Participant must continue employment with the asset purchaser or subsidiary (as applicable), and, for purposes of subsections (d), (e) and (f) above, the distribution must be a lump sum distribution meeting the requirements of Treas. Reg. (S) 1.401(k)- 1(d)(5). The provisions of this Section shall be interpreted in accordance with the requirements of Code (S)401(k)(2)(B) and any regulations promulgated thereunder.

     7.8  Payments to Alternate Payees.  See Section 11.6(b)(iii) for special
          ----------------------------
provisions which are applicable to payments to an alternate payee under a qualified domestic relations order. A qualified domestic relations order may not provide an alternate payee with a death benefit from this Plan except to the extent consistent with Section 7.2 and, if applicable, except to the extent such order requires that the alternate payee be treated as the Participant's Surviving Spouse.

     7.9  Withdrawals of Elective Contributions.
          -------------------------------------

         (a)  General Rules.  A Participant may apply to the Committee for a
              -------------
     hardship distribution of all or a portion of such Participant's Elective Contributions Account balance, including only earnings on Elective Contributions credited to the Participant's Elective Contributions Account as of December 31, 1988, if any, and transferred to this Plan from the Equifax 401(k) Plan pursuant to Section 3.5 hereof. A hardship distribution will be made to the Participant only if the Committee determines that the Participant (A) has an immediate and heavy financial need under subsection
     (b) below and (B) the distribution is necessary to satisfy such need under subsection (c) below. A Participant shall be limited to one withdrawal under subsections (a), (b), and (c) of this Section 7.9 per Plan Year, but may make multiple withdrawals under Section 7.9(d) and Section 7.10 in any Plan Year. No partial withdrawal shall be permitted which is less than $500 (or, if the total value of the Elective Contributions Account balance, including only earnings on Elective Contributions credited to the Participant's Elective Contribution Account as of December 31, 1988, if any, and transferred to this Plan from the Equifax 401(k) Plan pursuant to
     Section 3.5 hereof, is less than $500, which is less than such total value). No withdrawal may be made under this Section until (i) the Participant has taken all possible withdrawals available under Section 7.10 and (ii) the Participant has borrowed the maximum amount allowed under
     Section 7.12 of the Plan.

         (b)  Immediate and Heavy Financial Need.  A distribution will be made
              ----------------------------------
     on account of an immediate and heavy financial need of a Participant if the distribution is on account of:

              (i) Medical expenses described in Code (S) 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code (S) 152) or amounts necessary for such persons to obtain medical care;

              (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

              (iii) Payment of tuition and related educational fees, including room and board, for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

              (iv) The need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

     In determining the existence of an immediate and heavy financial need, the provisions of Treas. Reg. (S) 1.401(k)-1(d)(2)(iv)(A) shall govern.

           (c)  Distribution Necessary to Satisfy Need.  A distribution will be
                --------------------------------------
     deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                (ii) The Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans available under this Plan and all other plans maintained by his or her Employer;

                (iii) After receiving the hardship distribution, the Participant shall be prohibited from making Elective Contributions and Voluntary Contributions under this Plan and elective contributions and employee contributions under any other plan of his or her Employer or under an otherwise legally enforceable agreement (including all qualified and nonqualified deferred compensation, stock option and stock purchase plans maintained by such Employer, but not including health or welfare benefit plans or the mandatory employee contribution portion of any defined benefit plan) for 12 months following receipt of the hardship distribution; and

                (iv) Notwithstanding any contrary provisions of this Plan, the maximum Elective Contributions pursuant to Appendix II which may be otherwise made by the Participant for the taxable year of the Participant following the taxable year in which the Participant receives the hardship distribution shall be reduced by the amount of the Participant's Elective Contributions for the taxable year in which the Participant received the hardship distribution.

     In determining the extent of a distribution necessary to satisfy an immediate and heavy financial need, the provisions of Treas. Reg.
     (S) 1.401(k)-1(d)(2)(iv)(B) shall govern.

           (d)  Distribution After Attainment of Age 59-1/2.  A Participant who
                -------------------------------------------
     has attained the age of 59-1/2 may withdraw all or a portion of his Elective Contributions Account, including earnings, if any. Distribution shall be made to the Participant as soon as administratively possible after the request is received. No partial withdrawal shall be permitted which is less than $500 (or, if the total value of the Elective Contributions Account, including earnings, is less than $500, which is less than such total value). No withdrawal may be made under this subsection (d) until all possible withdrawals available under Section 7.10 have been made.

     7.10  Voluntary Contribution and Rollover Contribution Withdrawals.
           ------------------------------------------------------------

           (a)  General Rule.  A Participant may, by filing a request with the
                ------------
     Committee, withdraw all or a portion of his Voluntary Contribution Account balance, and then his Rollover Contributions Account balance, including earnings, if any. Distribution shall be made to the Participant as soon as administratively possible after the request is received. No partial withdrawal shall be permitted which is less than $500 (or, if the total value of the Voluntary Contributions Account balance and the Rollover Contributions Account balance, including earnings in each case, is less than $500, which is less than such total value).

           (b)  Order of Disbursement.  Disbursement of Voluntary Contribution
                ---------------------
     withdrawals shall be made first from Voluntary Contributions made by the Participant prior to January 1, 1987 under the Equifax 401(k) Plan (but not earnings, thereon) and transferred to this Plan pursuant to Section 3.5 hereof, and second from all other amounts in the Voluntary Contributions Account (including Voluntary Contributions made by the Participant after December 31, 1986 under the Equifax 401(k) Plan, and earnings on all of the Voluntary Contributions, whenever made and transferred to this Plan pursuant to Section 3.5 hereof). Next, disbursement of withdrawals under this Section shall be made from a Participant's Rollover Contributions Account, if any, and earnings thereon.

     7.11  Code (S) 401(a)(31) Requirement.
           -------------------------------

           (a)  General Rule.  If a Participant or Surviving Spouse of a
                ------------
     Participant (or an alternate payee pursuant to a qualified domestic relations order who is a Spouse or former Spouse of a Participant) who is to receive a payment under this Article which is an eligible rollover distribution (as defined below) elects (within the 90 day period ending on the Benefit Commencement Date) to have such distribution or a portion of such distribution paid directly to an eligible retirement plan (as defined below) and specifies the eligible retirement plan to which such distribution is to be paid, such payment to be made to the Participant or Surviving Spouse (or alternate payee) of a Participant shall be made in the form of a direct lump sum cash transfer from the Trustee to the trustee of the eligible retirement plan so specified in lieu of the payment otherwise required by this Article. The preceding sentence shall only apply to the extent that the eligible rollover distribution would be includible in the Participant's or Surviving Spouse's (or alternate payee's) gross income if not so transferred (determined without regard to Code (S) 402(c)).

           (b)  Definitions.  For purposes of this Section, the following terms
                -----------
     shall have the meanings indicated:

                (i)  Eligible retirement plan shall mean:
                     -----------------------------------

                     (A) with respect to a Participant (or alternate payee), an individual retirement account described in Code (S) 408(a), an individual retirement annuity described in Code (S) 408(b) (other than an endowment contract), a qualified trust which is a defined contribution plan and the terms of which permit the acceptance of rollover distributions, or an annuity plan described in Code (S) 403(a); or

                     (B) with respect to a Surviving Spouse of a Participant, an individual retirement account described in Code (S) 408(a) or an individual retirement annuity described in Code (S) 408(b) (other than an endowment contract).

                (ii) Eligible rollover distribution shall mean any distribution
                     ------------------------------
           to a Participant or Surviving Spouse (or alternate payee) of a Participant of all or any portion of the balance to the credit of such individual in this Plan; provided, however, such term shall not include:

                     (A) any distribution which is one of a series of
                substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or his designated Beneficiary or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of 10 years or more;

                     (B) any distribution to the extent such distribution is
                required by Appendix V;

                     (C) the portion of any distribution that is not includible in gross income;

                     (D) any hardship distribution under Section 7.9 of this
                Plan; and

                     (E) any other distribution or portion of a distribution to the extent such distribution is not considered an eligible rollover distribution under Treasury regulations or other guidance issued by the Internal Revenue Service.

           (c)  Satisfaction of Requirements.  For purposes of this Section, the
                ----------------------------
     Participant or Surviving Spouse (or alternate payee) of the Participant electing the transfer must present sufficient evidence in a timely manner to the Committee (or the Committee's delegate) that the transferee plan satisfies the definition of an eligible retirement plan set forth above.
     At a minimum, the Participant or Surviving Spouse (or alternate payee) of the Participant must state the name of the transferee plan and represent that the transferee plan is an eligible retirement plan (as defined in paragraph (i) of subsection (b) above). The Participant or Surviving Spouse (or alternate payee) of the Participant must also present such additional documentation as the Committee may require which shall be used to verify that the requirements of this Section have been met. The Trustee, the Committee, or any Plan fiduciary shall have no duty to verify the authenticity of any such evidence or documentation, and shall be entitled to rely on any such evidence submitted by a Participant or Surviving Spouse (or alternate payee) of the Participant, without questioning the authenticity thereof, unless it is unreasonable to so rely. Furthermore, in the event that the Trustee, the Committee, or any Plan fiduciary shall have actual knowledge of an issue relating to the transferee plan's ability to satisfy the definition of an eligible retirement plan, such issue must be expressly resolved in favor of the satisfaction of such definition by the transferee plan by a ruling from the Internal Revenue Service or by an opinion of legal counsel (chosen by the Participant or Surviving Spouse (or alternate payee) of the Participant, but acceptable to the Committee) directed to the Trustee, the Plan, the Committee, and any fiduciary of the Plan, before the transfer can occur.

           (d)  Interpretation.  The provisions of this Section shall be
                --------------
     interpreted in accordance with Code (S) 401(a)(31), as added by the Unemployment Compensation Amendments of 1992, and any regulations or other guidance promulgated by the Internal Revenue Service thereunder, and shall not be construed or interpreted in a manner other than strict compliance with such requirements.

           (e)  Application of Other Rules.  For all purposes of this Plan, the
                --------------------------
     election by a Participant or Surviving Spouse (or alternate payee) of a Participant of a transfer under this Section shall be considered a payment or distribution under this Article as if the amount transferred were paid directly to the Participant or Surviving Spouse (or alternate payee).

     7.12  Loan of Account Balances to Participants.
           ----------------------------------------

           (a)  Conditions Applicable to Participant Loans.  Upon the
                ------------------------------------------
     application of any Authorized Borrower filed with the Committee, the Committee shall in accordance with a uniform and nondiscriminatory policy established by it, direct the Trustee to make a loan to said Authorized Borrower. Only one loan to an Authorized Borrower may be outstanding at any point in time. Any loans made pursuant to this Section 7.12 shall satisfy the following conditions:

                (i) Such loans shall be available to all Authorized Borrowers. For purposes of this Section "Authorized Borrower" shall mean any Participant or Beneficiary who is a party-in-interest within the meaning of ERISA (S) 3(14) and any Employee as defined in section
           1.17 of this Plan who is not a Leased Employee.

                (ii) Such loans shall not be made available to Authorized Borrowers who are Highly Compensated Employees in an amount which is greater than that available to other Authorized Borrowers in accordance with United States Department of Labor Regulations
           (S) 2550.408b-1(c); provided, however, that loans may be permitted in an amount that bears a uniform relationship to vested Account balances.

                (iii) Each such loan shall bear a rate of interest so as to provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances in accordance with United States Department of Labor Regulations (S) 2550.408b-1(e).

                      (A) The interest rate for a loan from the Plan shall be
                the rate selected by the Committee and effective for the month during which the Authorized Borrower applies for the loan.

                      (B) The Committee shall have the responsibility on an
                ongoing basis to assure that the rate of interest for Authorized Borrower loans provides the plan with a rate of return which is commensurate with the interest rate charged under similar circumstances by persons in the business of lending money. If the rate described above fails to accomplish this objective, the Committee has the duty to specify in writing an alternative rate which shall be deemed to be the rate of interest for loans under this Section 7.11.

                (iv) The amount of any such loan (when added to the outstanding balance of all other loans, if any, from any other plan maintained by the Employer) to such Authorized Borrower shall not exceed the lesser of:

                      (A) $50,000, reduced by the excess (if any) of (1) the
                highest outstanding balance of loans from the Plan to such Authorized Borrower during the one-year period ending on the day before the date on which the loan was made, over (2) the outstanding balance of loans from the Plan to such Authorized Borrower on the date a new loan was made, or

                       (B) one-half (1/2) of the value of the vested Accounts of
                such Authorized Borrower.

                (v) Each such loan, by its terms, shall be repaid within 5 years, unless such loan is demonstrated to the satisfaction of the Committee to be for the purpose of acquiring a dwelling unit which, within a reasonable time, is to be used as the principal residence of the Authorized Borrower, in which event such loan shall be repaid over a term no greater than 15 years.

                (vi) Each loan, by its terms, shall require repayment on a substantially level amortization basis with loan repayments made not less frequently than quarterly over the term of the loan.

                (vii) If a Participant is married and has an Applicable Account under Appendix IV of the Plan, then prior to the making of a loan under this Section of the Plan, the spouse of the Participant must consent in writing to the use of the Account as security for the loan. Such consent must be given during the 90-day period ending on the date on which the loan is made. The consent of the spouse must acknowledge the effect of the use of the Participant's Account balance as security for a loan and must be witnessed by a representative of the Plan Administrator or a notary public. However, the consent of the spouse will not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.

                (viii) The principal amount of any Authorized Borrower loan may not be less than $1,000.

                (ix) All Authorized Borrower loans will be repaid by Authorized Borrowers who are Employees or who subsequently become Employees on a payroll deduction basis. In the case of an Authorized Borrower who is an Employee and whose employment with an Employer terminates at a time when the Participant's outstanding balance in all Accounts under the Plan is $5,000 or more, such an Employee may continue to repay the loan by tender of cash or check or, to the extent permitted by the Committee and the Trustee, by means of electronic funds transfer. All other Authorized Borrower loans must be promptly repaid by tender of cash or check (or, to the extent permitted by the Committee and the Trustee, by means of electronic funds transfer) for the proper installment payment amount. Loan repayments made by an Authorized Borrower shall be allocated solely to the account of the Authorized Borrower making the repayment.

                (x) Each such loan shall be evidenced by a promissory note executed by such Authorized Borrower and payable to the Trustee not later than the earliest of a fixed maturity date meeting the requirements of paragraph (v) above, or the following events of default: (A) the Authorized Borrower's death, (B) the Authorized Borrower's failure to pay any amount due within 90 days after the date due, (C) the Authorized Borrower's insolvency, (D) a general assignment for the benefit of the Authorized Borrower's creditors,
           (E) an appointment of a receiver or trustee with respect to all or a substantial part of the Authorized Borrower's real or personal property, (F) any petition in bankruptcy by or against the Authorized Borrower, (G) any judgment against the Authorized Borrower, (H) the Authorized Borrower's retirement under the Plan, (I) any failure by the Authorized Borrower to perform any covenant, condition or agreement contained in the loan documents, (J) the Authorized Borrower's disability, or (K) the termination of the Plan for any reason. Such promissory note shall evidence such terms as are required by this Section.

                (xi) For each Authorized Borrower for whom a loan is authorized pursuant to this Section, the Committee shall (1) direct the Trustee to liquidate the Authorized Borrower's interest in his or her vested Accounts to the extent necessary to provide funds for the loan, (2) direct the Trustee to disburse funds to the Authorized Borrower upon the Authorized Borrower's execution of the promissory note referred to in paragraph (x) above, (3) transmit to the Trustee such executed promissory note, and (4) establish and maintain a separate recordkeeping account (A) which initially shall be in the amount of the loan, (B) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Authorized Borrower, (C) to which the promissory note shall be allocated and (D) which shall show the unpaid principal of and interest on the note from time to time. All payments of principal and interest by an Authorized Borrower shall be credited initially to his or her separate recordkeeping loan account and applied against the Authorized Borrower's promissory note, and then invested as follows: (I) a portion of said payment shall be invested in the Matching Accounts, if any, from which the loan was made, in the same proportion as the amount of the Matching Account portion of the original loan distribution, and (II) the remaining portion of said payment shall be invested according to the Authorized Borrower's investment directions applicable to his Elective Contributions allocated to the Authorized Borrower's accounts.

                (xii) Each such loan shall be adequately secured by a pledge of such Authorized Borrower's loan account referred to in paragraph (xi) above so that, in the event the Authorized Borrower defaults on such loan or fails to repay such loan in the time set forth in the promissory note, the Committee may satisfy any amount of principal or interest due and unpaid on the loan at the time of any default on the loan, and any interest accruing thereafter by deduction from the Authorized Borrower's loan account referred to in paragraph (xi) above. Such amount of principal and interest due and unpaid shall be deemed to have been deducted and distributed to the Authorized Borrower immediately upon default, unless such Authorized Borrower was not, at the time of default, eligible to receive a distribution under the provisions of this Plan, in which event such amount shall be deemed to have been deducted and distributed at such time as the Authorized Borrower first becomes eligible to receive a distribution under the provisions of this Plan. In the event that the amount so deducted and distributed is insufficient to satisfy the remaining balance of such loan, the Authorized Borrower shall be liable for, and must continue to make payments on any such balance still due to the Trust Fund, in accordance with applicable law, and interest at the rate specified in the promissory note shall continue to accrue on any outstanding amount until fully satisfied.

                (xiii) In the event an Authorized Borrower receives a loan from the Plan, to the extent that an amount is borrowed by an Authorized Borrower from his Account, the Authorized Borrower's Account will not share in the earnings or losses of the Trust Fund, but will only share in earnings or losses based upon the loan made to the Authorized Borrower. An Authorized Borrower who elects to receive a loan from the Plan also automatically elects to direct the investment of his or her Accounts in said loan to the extent so borrowed in accordance with the preceding sentence.

                (xiv) Notwithstanding any provision of this Plan to the contrary, this Plan may distribute the promissory note of an Authorized Borrower identified in paragraph

                (x) above or may cancel all or a portion of the indebtedness evidenced by such note in lieu of making a cash distribution required by this Plan.

                (xv) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

                (xvi) The funds for any loan shall be derived from the Authorized Borrower's Accounts in the following order: first, the Elective Contributions Account; second, the Voluntary Contributions Account; third, the Rollover Contributions Account; fourth, the Matching Elective Contributions Account; fifth, the Matching Voluntary Contributions Account; and the assets of said accounts shall be reduced proportionately in each investment account in which they are held.

                (xvii) No Authorized Borrower shall have more than one outstanding loan from the Plan at any given time.

                (xviii) Notwithstanding any other provision of the Plan, loan repayments will be suspended under the Plan as permitted under Code
           (S) 414(u)(4) (for Participants on a leave of absence for "qualified military service" (as defined in Section 11.20 of the Plan)).

           (b) Additional Conditions that May Be Established by the Committee.
               --------------------------------------------------------------
     The Committee shall have complete discretion to establish administrative procedures that shall be applicable to Authorized Borrower loans, without the necessity of amending the Plan, including but not limited to the following:

                (i) The Committee may establish an alternative minimum dollar amount that may be borrowed, provided that such amount may not exceed $1,000.

                (ii) The Committee may require that all Authorized Borrowers requesting a loan pay a loan origination fee, and ongoing administrative and maintenance fees, so long as said fees are reasonable.

     Any such administrative procedures shall be set forth in writing and communicated to Authorized Borrowers.

     7.13  Prior Plan Loans.  The Trustee is authorized and directed to accept a
           ----------------
direct transfer of any loans under the Equifax 401(k) Plan as part of the transfer of assets made in accordance with Section 3.5.

                                 ARTICLE VIII

                     THE TRUST FUND AND THE TRUSTEE, OTHER
                     -------------------------------------
                               FIDUCIARY MATTERS
                               -----------------

     8.1 Existence of Trust. The Company has entered into the Trust Agreement
         ------------------
with the Trustee designated in the Trust Agreement to hold the funds necessary to provide the benefits set forth in this Plan.

     8.2 Exclusive Benefit Rule. The Trust Fund shall be received, held in
         ----------------------
trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA (S) 404(a)(1)(A)(ii). The expenses of operating, administering and maintaining the Plan and Trust shall be paid from the Trust Fund, except to the extent prohibited by law or unless the Company elects in its discretion to pay such expenses. No person shall have any interest in, or right to, the Trust Fund or any part thereof, except as specifically provided for in this Plan or the Trust Agreement, except as provided in Section 3.3 (Return of Contributions). Notwithstanding the preceding provisions of this Section, this Section shall be construed in accordance with the requirements of Code (S) 401(a)(2) and ERISA (S) 403(c) and any regulations or other guidance promulgated thereunder, and shall not be construed in a manner more restrictive than such requirements. Fees and expenses which may be paid from the assets of the Trust Fund may include, where otherwise appropriate, but not by way of limitation, the fees of counsel, actuaries, investment managers, as well as software licensing fees and the expenses of Employer personnel, where permitted by applicable law, for services necessary to the administration of the Plan.

     8.3 Removal or Resignation of Trustee. The Company may remove the Trustee
         ---------------------------------
at any time or the Trustee may resign at any time upon the notice required by the terms of the Trust Agreement, and upon such removal or upon the resignation of a Trustee, the Company shall appoint a successor Trustee.

     8.4 Powers of Trustee.  The Trustee shall have the power to hold, invest,
         -----------------
reinvest, or to control and disburse the Trust Funds in accordance with the provisions of the Trust Agreement and this Plan.

     8.5 Integration of Trust Agreement. The Trust Agreement shall be deemed to
         ------------------------------
be a part of this Plan, and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement.

     8.6 Records and Accounts.  The Trustee shall maintain accurate and detailed
         --------------------
records and accounts of all transactions of the Plan, which shall be available at all reasonable times for inspection or audit by any person designated by the Company or the Committee and by any other person or entity to the extent required by law.

     8.7 Annual Reports.  As soon as practicable following the close of the Plan
         --------------
Year, the Trustee shall file with the Committee a written report setting forth all transactions with respect to the Trust Fund during such Plan Year and listing the assets of the Trust Fund and the market value thereof at the close of the period covered by such report. The Trustee shall also provide the Committee with such other information in its possession as may be necessary for the Committee to conform with the requirements of ERISA (S) 103.

     8.8  Independent Fiduciary.
          ---------------------

          (a) Consistent with applicable regulations under ERISA (S) 404(c), the Committee shall be responsible for seeing that (i) there are procedures in place which are designed to safeguard the confidentiality of information relating to the purchase, holding and sale of units in the Employer Stock Fund, and the exercise of voting, tender and similar rights with respect to such units by Participants and Beneficiaries (except to the extent necessary to comply with Federal laws (including without limitation the federal securities laws) or state laws not preempted by ERISA), and (ii) that such procedures are followed.

          (b) Consistent with applicable regulations under ERISA (S) 404(c), the Committee may, in its discretion, decide to appoint an independent fiduciary (who shall not be affiliated with the Company to carry out activities relating to any situations which the Committee determines involve a potential for undue influence by an Employer upon Participants and Beneficiaries with regard to the direct or indirect exercise of shareholder rights.

                                  ARTICLE IX

                                ADMINISTRATION
                                --------------

     9.1 Allocation of Responsibility. The general administration of the Plan
         ----------------------------
and the responsibility for carrying out the provisions thereof will be placed in the Committee comprised of one or more members who shall be designated by the Board of Directors of the Company, and who shall serve at the pleasure of the Board. In the absence of such a designation, the Company shall carry out the responsibilities of the Committee. The Committee may delegate to other entities or persons all or any portion of its duties and responsibilities under the Plan.

     9.2 Administrative Expenses. The Committee may employ financial, legal, or
         -----------------------
other counsel and engage such clerical, financial, or other services as it deems necessary for the effective administration of the Plan and compliance with Federal and state regulations. The operating expenses and any other reasonable administrative expenses will be paid out of the Trust Fund to the extent consistent with Section 8.2 herein.

     9.3 Committee Powers and Duties.  The Committee shall have the power to
         ---------------------------
interpret and construe the Plan, to settle all questions arising from the operation of the Plan, and to determine all questions of eligibility and the status and rights of Participants, Beneficiaries and others. Final determinations or actions of the Committee with respect to any questions arising out of or in connection with the administration of the Plan will be final and conclusive and binding upon all persons having an interest in the Plan. The Committee may delegate to other persons, all or such portion of their duties hereunder, other than those granted to the Trustee under the Trust Agreement, as the Committee, in its sole discretion, may decide.

     9.4 Records and Reports. The Committee will keep such accounts and records
         -------------------
as it may deem necessary or proper in the performance of its duties under the Plan.

     9.5 Reporting and Disclosure. The Committee shall file all reports and
         ------------------------
returns required to be filed by the Plan (other than those which are the responsibility of the Trustee) with any governmental agency, shall make all disclosures to Employees, Participants and Beneficiaries, and shall make available for examination by said persons copies of all Plan documents, descriptions, returns and reports as may be required by applicable law or as specified herein.

     9.6 Named Fiduciary.  The Company, the Committee, and the Trustee shall be
         ---------------
named fiduciaries under the Plan within the meaning of ERISA, with the division of responsibilities between them as set forth in this Plan and the Trust Agreement.

     9.7 Administrator. the Company shall be the "administrator," as that term
         -------------
is defined in ERISA (S) 3(16)(A) and Code (S) 414(g), of this Plan, with authority to delegate its duties and responsibilities under the Plan.

     9.8 Interpretation of the Plan and Findings of Facts. The Committee shall
         ------------------------------------------------
have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to make factual findings with respect to any issue arising under the

Plan, to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. Benefits under the Plan will be provided only if the Committee decides based upon the Plan and the information provided to it in its discretion that the Participant or other applicant is entitled to them. In furtherance of, but without limiting, the foregoing, the Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee):

         (a) To resolve all questions (including factual questions) arising under the provisions of the Plan as to any individual's entitlement to become a Participant;

         (b) To determine the amount of benefits, if any, payable to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto); and

         (c) To conduct the review procedure specified in Section 11.5 (Claims Procedure).

All decisions of the Committee as to the facts of the case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Section 11.5 (Claims Procedure). The Committee shall direct the Trustee relative to benefits to be paid under the Plan and shall furnish the Trustee with any information reasonably required by it for the purpose of paying benefits under the Plan. The Committee may delegate to other persons all or such portion of their duties hereunder, other than those granted to the Trustee under the Trust Agreement, as the Committee, in its sole discretion, may decide.

     9.9  Bonding, Insurance and Indemnity.
          --------------------------------

          (a) Bonding. To the extent required under ERISA, the Company will
              -------
     obtain, pay for and keep current a bond or bonds with respect to each member of the Committee, and any other Employee who receives, handles, disburses, or otherwise exercises custody or control of, any of the assets of the Plan.

          (b) Insurance. The Company, in its discretion, may obtain, pay for and
              ---------
     keep current a policy or policies of insurance, insuring each member of the Committee, the members of the board of directors of the Company and other Employees to whom any fiduciary responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

          (c) Indemnity. If the Company does not obtain, pay for and keep
              ---------
     current the type of insurance policy or policies referred to in subsection
     (b) above, or if such insurance is provided but any of the parties referred to in subsection (b) above incur any costs or expenses which are not covered under such policies, then the Company will indemnify and hold harmless, to the extent permitted by law, such parties against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such parties in performing their duties and responsibilities under this Plan, provided that such party or parties were acting in good faith in what was reasonably believed to have been the best interests of the Plan and its Participants. Promptly upon receipt by an indemnified party under this Section, of notice of the commencement of any such action, such indemnified party will, if a claim in respect thereof is to be made against the Company or an Employer, notify the Company and, if applicable, the Employer of the commencement thereof, but the omission to so notify the Company or an Employer will not relieve the Company from the liability hereunder, nor from any other liability which it may have to such person. The Company and, if applicable, the Employer shall be entitled to participate at their own expense in the defense or to assume the defense of any action brought against any party indemnified hereunder. In the event the Company elects to assume the defense of any such suit, such defense shall be conducted by counsel chosen by the Company, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

                                   ARTICLE X

          AMENDMENT, TERMINATION, MERGER, CONSOLIDATION, AND ADOPTION
          -----------------------------------------------------------

     10.1  Continuation of Plan.  It is contemplated by the Company that the
           --------------------
Plan and Trust shall be maintained indefinitely, and that they shall constitute a qualified plan under Code (S) 401 and a tax-exempt trust under Code (S) 501, or any successor provisions. Nevertheless, the Company reserves the right to amend or terminate the Plan and the Employers reserve the right to withdraw from the Plan as set forth in this Article. The Company shall not be responsible to any party for the failure of the Plan or Trust to meet the requirements for tax qualification.

     10.2  Right to Amend Plan.
           -------------------

           (a)  Amendment by the Company.  The Company reserves the right, at
                ------------------------
     any time, to modify or amend, in whole or in part, any or all of the provisions of the Plan; in addition, the Company or the Committee upon the advice of counsel, may specifically amend the Plan, effective retroactively, if necessary or desirable to bring the Plan into conformity with the Code, ERISA, and any applicable regulations promulgated so that the Plan may continue to remain qualified and the Trust may continue to remain tax-exempt, or for any other purpose, subject to subsection (b) below. Any such amendment shall be made by means of a written instrument, and shall be approved by the Board of Directors of the Company or by a person or entity to whom the Board has delegated said authority, or as provided above, by the Committee.

           (b)  Restrictions on Amendments.
                --------------------------

                (i)  Exclusive Benefit Rule.  No modification or amendment shall
                     ----------------------
           make it possible for Trust assets to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries in accordance with Section 8.2 (Exclusive Benefit Rule) herein, except as provided in Section 3.3 (Return of Employer Contributions).

                (ii)  Code (S) 411(d)(6) Restrictions.  No amendment to the Plan
                      -------------------------------
           shall be permitted that would have the effect of decreasing the Account balances of any Participant. Furthermore, no amendment shall be permitted that would have the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations under Code (S) 411(d)(6)(B)(i)) or, except as permitted under Treasury regulations, eliminating an "optional form of benefit" as defined in Treas. Reg. (S) 1.411(d)-4(Q&A-1).

     10.3  Right to Terminate Plan.  The Company reserves the right, at any
           -----------------------
time, to wholly or partially terminate the Plan. If the Plan is terminated by the Company, all Accounts of "affected" Participants within the meaning of Code
(S) 411(d)(3) as of the date of termination shall immediately become nonforfeitable and fully vested, to the extent then funded. If the Plan is partially terminated by the Company for whatever reason, all Accounts of those "affected" Participants within the meaning of Code (S) 411(d)(3) shall, as of the date of partial termination, immediately become nonforfeitable and fully vested, to the extent funded. Furthermore, a

"complete discontinuance of contributions" within the meaning of Treas. Reg.
(S) 1.411(d)-2(d) under the Plan shall be treated as a termination of the Plan for purposes of this subsection.

     10.4  Merger, Consolidation, or Transfer of Assets.
           ---------------------------------------------

           (a)  Code (S) 401(a)(12) Restriction.  The Plan shall not be merged
                -------------------------------
     or consolidated with any other plan, and its assets and liabilities may not be transferred to any other trust, unless each Participant, immediately after the merger, consolidation or transfer (if the Plan then is terminated), would receive a benefit which is equal to or greater than the benefit he would have been entitled to receive, and would be entitled to each benefit payment option to which he would have been entitled (except where such payment options may be changed), immediately before the merger, consolidation or transfer (if the Plan is then terminated).

           (b)  Code (S) 401(a)(11) Restriction.  Subject to subsection (c)
                -------------------------------
     below, this Plan may be the recipient of a transfer of assets from, or may transfer assets to, another plan qualified under Code (S) 401(a) subject to the approval of the Company; provided, however, in no event shall this Plan be the recipient of a direct or indirect transfer of assets if such receipt would make this Plan a "transferee plan" within the meaning of Treas. Reg.
     (S) 1.401(a)-20(Q&A-5)(a), unless such assets are separately accounted for (within the meaning of Treas. Reg. (S) 1.401(a)-20(Q&A-5)(b)) and are subject to the requirements of Code (S) 411(a).

           (c)  Code (S) 41l(d)(6) Restriction.  This Plan may be the recipient
                ------------------------------
     of a transfer of assets from, or may transfer assets to, another plan qualified under Code (S) 401(a) in accordance with subsection (b) above only if such transfer satisfies the provisions of Treas. Reg. (S) 1.411(d)- 4(Q&A-3), as it may be amended from time to time, and other applicable regulations.

           (d)  Change in Law.  If another plan is merged into this Plan after
                -------------
     the effective date of a change in the plan qualification requirements of the Code, then the provisions of this Plan that are intended to comply with those changed plan qualification requirements shall be deemed to relate back to, and to apply to, the plan that is merged into this Plan during periods of time from the effective date of the change in the plan qualification requirements of the Code through the date of the plan merger.

     10.5  Adoption of Plan by Aggregated Code (S) 414 Employers.
           -----------------------------------------------------

           (a) Procedures for Adoption of Plan. This Plan may be adopted by any member of the Controlled Group if the following requirements are met:

                (i) The member of the Controlled Group wishing to become an Employer must adopt the Plan by the execution of a formal resolution by such member's board of directors to adopt this Plan (or such other method as may be acceptable to the Company), and either such resolution or a merger amendment or an adoption agreement, as appropriate, shall indicate the effective date of such adoption; and

                (ii) Such document evidencing the adoption of the Plan by the Controlled Group member must be delivered to and accepted in writing by the Committee, or approved by resolution of the board of directors of the Company.

     The documents referred to in paragraphs (i) and (ii) of this Section shall be attached hereto and made a part of the Plan. Such documents may, in addition to specifying the Effective Date of the adoption, specify other provisions including, but not limited to, credit for service prior to the effective date for eligibility and vesting purposes. In the absence of any such provisions, the terms and provisions of this Plan shall control. Notwithstanding the foregoing, a member of the Controlled Group which has adopted this Plan under the terms and provisions of this Plan as they existed prior to the execution of this restatement and amendment of this Plan shall be considered as having fulfilled the above requirements for adoption.

           (b)  Procedures for Withdrawal from Plan.  Any Employer may
                -----------------------------------
     voluntarily withdraw from participating in the Plan, provided that such discontinuance of participation is approved by the Company or the Committee. The Company or the Committee unilaterally may terminate an adopting Employer's participation in the Plan for:

                (i) failure to provide requested information in a timely manner;

                (ii)  failure to make timely contributions;

                (iii) failure to cooperate with the Company or the Committee in administering the Plan; or

                (iv) any other reason that the Company or the Committee deems appropriate.

     Notwithstanding the foregoing, an Employer which has withdrawn from participation in the Plan under the terms and provisions of the Plan as they existed prior to the execution of this amendment and restatement of this Plan shall be considered as having fulfilled the above requirements for withdrawal.

           (c)  Transfer of Assets.  Upon the voluntary withdrawal or
                ------------------
     involuntary termination of an Employer's participation in the Plan, the Committee shall determine the amount of assets and liabilities of the Plan (if any) attributable to Participants of the withdrawing Employer and, if approved by the Committee in its discretion, shall be transferred to a qualified plan of the withdrawing Employer. This transfer shall be made based upon principles set forth in Code (S)(S) 401(a)(12) and 414(1) and the regulations promulgated thereunder. Any transfer of assets and liabilities under this subsection (c) shall comply with the provisions of
     Section 10.4 (Merger, Consolidation, etc.).

           (d)  Transfer of a Business by an Employer.  If an Employer sells or
                -------------------------------------
     otherwise disposes of substantially all of the Employer's assets or the assets of a division, facility or other distinct trade or business of the Employer, and if Employees of the Employer transfer to, and become employees of the purchaser or other entity acquiring the business assets (or of an entity related to such purchaser or other entity acquiring the business assets), then the Employer and the purchaser or other entity acquiring the business assets may agree upon a direct transfer from the Trustee of this Plan to the trustee of a qualified defined contribution plan maintained by the successor employer of the portion of the assets and liabilities of this Plan allocable to the affected Employees. The Committee shall determine the appropriate amount of assets and liabilities of the Plan which shall be transferred. The determination shall be made based upon principles set forth in Code (S)(S) 401(a)(12) and 414(1) and the regulations promulgated thereunder. Any transfer of assets and liabilities under this subsection (d) shall comply with the provisions of Section 10.4.

           (e)  Apportionment of Costs.  The Company and all Employers shall
                ----------------------
     share in the costs of the Plan (other than those costs paid from the Trust Fund in accordance with Section 9.2), including but not limited to, the contributions to the Plan and any costs of the Plan which are not paid out of the Trust Fund in accordance with Section 8.2. The Committee shall apportion these costs to the Company and each Employer as it deems to be equitable.

           (f)  Cooperation.  Each Employer shall cooperate fully with the
                -----------
     Company and the Committee with regard to all matters pertaining to the Plan.

Any failure to cooperate will be grounds for the involuntary termination of that Employer's participation in the Plan.

                                  ARTICLE XI

                               GENERAL PROVISIONS
                               ------------------

     11.1  Participant's Rights to Employment, Etc.  Nothing contained in the
           ----------------------------------------
Plan or the establishment of the Trust, or any modification thereof, or the creation of any fund or account, or the payment of any benefits, shall be construed to give any Employee, whether or not a Participant, or any Beneficiary, any rights to continued employment, any legal or equitable right against an Employer, or any officer or employee thereof, or the Trustee, or its agents or employees, except as herein provided. Further, nothing contained in this Plan shall be deemed to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

     11.2  No Guarantee of Interests.  The Employer, the Committee, and the
           -------------------------
Trustee do not guarantee the Trust Fund from any loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employer and the Committee to make payments hereunder is limited to the available assets of the Trust Fund.

     11.3  Standard of Conduct.  Any person who is a fiduciary with respect to
           -------------------
this Plan shall: (i) discharge his duties solely in the interest of and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying the reasonable administrative expenses of the Plan, and shall conduct himself with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (ii) act at all times in accordance with the documents governing the Plan and Trust as they may be amended from time to time;
(iii) not engage in or allow the Plan or Trust to engage in any transaction which is prohibited under ERISA (S) 406 and which is not allowed by ERISA
(S) 408 or is prohibited under Code (S) 4975; (iv) not knowingly participate in or conceal an act of another fiduciary under the Plan which he knows to involve a breach of fiduciary duty within the meaning of ERISA; and (v) make reasonable efforts under the circumstances to remedy a breach of duty described in subsection (iv) discovered by him.

     11.4  Allocation of Duties.  All responsibilities for the operation and
           --------------------
administration of the Plan shall be allocated as follows:

           (a) The Employer shall furnish to the Trustee information with respect to service, eligibility, compensation, termination of employment and other matters required or desirable for the purpose of enabling the Trustee to carry out its duties and responsibilities under this Plan and Trust, and the Trustee may rely upon such information as conclusive proof of any fact or matter. The Employer shall also transmit to the Trustee all Employer and Employee contributions under the Plan, and the Company shall determine the amount of all such contributions.

           (b) The Committee shall have those duties and responsibilities set forth in Article IX.

           (c) The Trustee shall have responsibility for managing and administering the Trust Fund subject to the terms and provisions of this Plan and the Trust Agreement. The Trustee shall have responsibility for making benefit payments.

           (d) The Committee (or its designee) shall have all those responsibilities necessary to carry out the day-to-day operations and administration of the Plan, including without limitation:

               (i)    retaining legal counsel and financial or other advisers,

               (ii)   establishing rules for the administration of the Plan,

               (iii) furnishing appropriate communications to Participants and Beneficiaries, filing reports with government agencies, and complying with the reporting and disclosure requirements of applicable law,

               (iv)   maintaining the records of the Plan,

               (v) approving hardship withdrawals in accordance with Section 7.9, and rollover contributions,

               (vi) directing the Trustee with respect to the establishment of investment funds under Section 5.2(b),

               (vii)  amending the Plan in accordance with Section 10.2;

               (viii) determining whether there has been a partial termination of the Plan under Section 10.3; and

               (ix) making factual findings and determining questions of fact in connection with the discharge of the Committee's responsibilities under the Plan.

     11.5  Claims Procedure.
           ----------------

           (a)  Filing a Claim.  All claims and requests for benefits under the
                --------------
     Plan shall be directed to the attention of the Committee in writing. The writing must be reasonably calculated to bring the claim to the attention of the Committee.

           (b)  Notification of Denial.  If the Committee determines that any
                ----------------------
     individual who has claimed a right to receive benefits under the Plan (the "claimant") is not entitled to receive all or any part of the benefits claimed, the claimant shall be informed in writing of the specific reason or reasons for the denial, with specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why said material or information is necessary and a description of the review procedures set forth in subsection (d) below.

           (c)  Timing of Notification.  The claimant shall be so notified of
                ----------------------
     the Committee's decision within 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Committee shall furnish the claimant written notice of the extension prior to the termination of the initial 90-day period. In no event shall said extension exceed a period of 90 days from the end of said initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render a final decision. If for any reason, the claimant is not notified within the period described above, the claim shall be deemed denied and the claimant may then request review of said denial, subject to the provisions of subsection (d) below.

           (d)  Review Procedures.  The claimant or his duly authorized
                -----------------
     representative may, within 60 days after notice of the Committee's decision, request a review of said decision, review pertinent documents and submit to the Committee such further information as will, in the claimant's opinion, establish his rights to such benefits. If upon receipt of this further information, the Committee determines that the claimant is not entitled to the benefits claimed, it shall afford the claimant or his representative reasonable opportunity to submit issues and comments in writing and to review pertinent documents.

           (e)  Timing of Final Decision.  The Committee's final decision shall
                ------------------------
     include specific references to the pertinent Plan provisions on which the decision is based, and shall be transmitted to the claimant by certified mail within 60 days of receipt of claimant's request for such review, unless special circumstances require a further extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the Committee holds regularly scheduled meetings at least quarterly, in lieu of the time period described above, the Committee's decision on review shall be made no later than the date of the meeting of the Committee which immediately follows its receipt of the request for review, unless said request is filed within 30 days preceding the date of said meeting in which case a decision shall be made no later than the date of the second meeting following its receipt of said request for review. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than the third meeting of the Committee following its receipt of the request for review. If a decision on review is not furnished within the time period described above, the claim shall be deemed denied on review.

     11.6  Nonalienation or Assignment; Qualified Domestic Relations Orders
           ----------------------------------------------------------------
("QDRO's").
----------

           (a)  Spendthrift Clause.  Except as provided in subsection (b) below,
                ------------------
     none of the benefits under the Plan is subject to the claims of creditors of Participants or their Beneficiaries, and will not be subject to attachment, garnishment, or any other legal process whatsoever. Neither a Participant nor his Beneficiaries may assign, sell, borrow on (except in the case of a Plan loan if authorized under this Plan), or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant or Beneficiary. Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Code (S) 401(a)(13)(C); provided that the requirements of Code (S) 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

           (b)  Qualified Domestic Relations Orders.
                ------------------------------------

                (i)  General Rule.  The provisions of subsection (a) above shall
                     ------------
           not apply to a "qualified domestic relations order," as defined in Code (S) 414(p) and ERISA (S) 206(d)(3), or any other domestic relations order permitted to be treated as a "qualified domestic relations order" by the Committee under the provisions of the Retirement Equity Act of 1984. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a "qualified domestic relations order," a former Spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                (ii) QDRO Procedures.
                     ---------------

                     (A)  Procedure Upon Receipt.  Upon receiving a domestic
                          ----------------------
                relations order, the Committee shall notify all affected Participants and any alternate payees (Spouse, former spouse, child or other dependent of the Participant, named in the order) that the order has been received. The Committee shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified.

                     (B)  Procedure During Determination.  During the period the
                          ------------------------------
                Committee is determining the qualified status of the order, the Committee shall separately account for the amount (if any) that would be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Committee determines the order is a qualified domestic relations order during the 18-month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment from the separate account. If the Committee cannot make a determination of the order's qualified status during this 18-month period (or determines the order is not a qualified domestic relations order), then the Trustee shall return the amounts in the separate account to the account of the affected Participant as if no court order had been received.

                (iii) QDRO Payouts.
                      ------------

                      (A)  Payment Upon Receipt of QDRO. Notwithstanding any
                           ----------------------------
                provision of this Plan to the contrary, any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under paragraph (ii) above, become the vested Account balances of an alternate payee under such order shall be distributed in the form of a single lump-sum payment in cash to the alternate payee as of the earliest date on which such amounts can be accurately determined and paid, subject to any provisions of the qualified domestic relations order to the contrary as to a different time of payment. No written consent of the alternate payee shall be required for this distribution pursuant to Treas. Reg. (S) 1.411(a)-11(c)(6).

                      (B)  Subsequent Additional Amounts.  The preceding
                           -----------------------------
                subparagraph (A) shall apply to any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under subsection (b) above, become the vested Account balances of an alternate payee under such order after a payment under subparagraph (A) above due to additional vesting, allocation of contributions or earnings, or any other reason.

                (iv)  Status of Alternate Payee.  An alternate payee under a
                      -------------------------
           qualified domestic relations order shall be entitled to all rights of a Beneficiary hereunder except as otherwise specified herein.

     11.7  Plan Continuance Voluntary.  Although it is the intention of the
           --------------------------
Company and the Employer that this Plan shall be continued and that contributions shall be made regularly, this Plan is entirely voluntary on the part of the Company and the Employer, and the continuance of the Plan and the payments hereunder are not assumed as a contractual obligation of the Company and the Employer.

     11.8  Payments to Minors and Others.  In making any distribution to or for
           -----------------------------
the benefit of any minor or incompetent Participant or Beneficiary, or any other Participant or Beneficiary who, in the opinion of the Committee, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Committee, in its sole and complete discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of any incompetent Participant or Beneficiary, or to any adult with whom such person temporarily or permanently resides; and any such guardian, committee, relative, or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative, or other person shall be a complete discharge to the Trustee, the Committee and this Plan, without any responsibility on the part of the Committee or the Trustee to see to the application of amounts so distributed.

     11.9  Location of Payee; Unclaimed Benefits.  In the event that all, or any
           -------------------------------------
portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the expiration of a reasonable time after it has become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address of such person, and after further diligent effort (including requests to the Internal Revenue Service under Policy Statement P-1-187), to ascertain the whereabouts of such person, the amount so distributable shall be paid pursuant to the terms and provisions of the Plan as if the Participant or Beneficiary is deceased. If, for any reason, no Beneficiary or contingent Beneficiary can be found, the amount so distributable shall be forfeited and shall be used to reduce the contributions to the Plan. In the event a proper payee is located subsequent to the benefit being forfeited, the benefit shall be restored, and the Employer shall make special contributions to this Plan for such purpose.

     11.10  Governing Law.  This Plan shall be administered in the United States
            -------------
of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under ERISA. To the extent that ERISA shall not be held to have preempted local law, the Plan shall be administered under the laws of the State of Georgia. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     11.11  Correction of Participants' Accounts.  If an error or omission is
            ------------------------------------
discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Committee will make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, the Employer may, in its discretion, make a special contribution to the Plan which will be allocated by the Committee only to the Account of one or more Participants to correct such error or omission.

     11.12  Action of Employer and Committee.  Except as may be specifically
            --------------------------------
provided, any action required or permitted to be taken by the Employer or the Committee may be taken on behalf of such person by any entity or individual who has been delegated the proper authority.

     11.13  Employer Records.  Records of the Employer as to an Employee's or
            ----------------
Participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, compensation, and elections or designations under this Plan will be conclusive on all persons, unless determined by the Committee to be incorrect.

     11.14  Gender and Number.  Wherever applicable, the masculine pronoun shall
            -----------------
include the feminine pronoun, and the singular shall include the plural.

     11.15  Headings.  The titles in this Plan are inserted for convenience of
            --------
reference; they constitute no part of the Plan, and are not to be considered in the construction hereof.

     11.16  Liability Limited.  To the extent permitted by ERISA and other
            -----------------
applicable law, neither the Committee, nor any member thereof, nor the Employer shall be liable for any acts of omission or commission in administering the Plan, except for his or its own individual, willful misconduct. The Employer and each member of the Committee shall be entitled to rely conclusively on all tables, valuations, certificates, opinions and reports which shall be furnished by an actuary, accountant, trustee, insurance company, counsel or other expert who shall be employed or engaged by the Committee or the Employer.

     11.17  Legal References.  Any references in this Plan to a provision of law
            ----------------
which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.18  Electronic Means of Communication.  Whenever, under this Plan, a
            ---------------------------------
Participant or Beneficiary is required or permitted to make an election, provide a notice, give a consent, request a distribution, or otherwise communicate with the Employer, the Committee, the Trustee or a delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

     11.19  Military Service.  Notwithstanding any provisions of this Plan to
            ----------------
the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

     11.20  Plan Conversions.  Notwithstanding any provision of the Plan to the
            ----------------
contrary, during any conversion period, in accordance with procedures established by the Committee, the Committee may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant's right to change his contribution election, a Participant's right to change his investment election and a Participant's right to borrow or withdraw from his Account or obtain a distribution from his Account.

                           [signature page to follow]

     IN WITNESS WHEREOF, this Plan has been executed by the Company this 29th day of June, 2001.


                                    COMPANY:

                                    CERTEGY, INC.

                                    By.  /s/ Richard D. Gapen
                                        ---------------------------

                                    Title: Corporate Vice President of
                                           ----------------------------------
                                           Human Resources
                                           ----------------------------------

                                                                    EXHIBIT 99.1



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APPENDIX I
ADDITIONAL DISCRETIONARY EMPLOYER CONTRIBUTIONS.................................................................A-1

    1.1   Employer Contributions................................................................................A-1
    1.2   Separate Accounts.....................................................................................A-3
    1.3   Definitions...........................................................................................A-3

APPENDIX II
CODE (S) 402(g) LIMITATIONS AND CORRECTION OF EXCESS DEFERRALS..................................................A-6

    2.1   Code (S) 402(g) Limitations...........................................................................A-6
    2.2   Identification of Excess Deferrals and Correction.....................................................A-6
    2.3   Definitions...........................................................................................A-7

APPENDIX III
CODE (S)(S) 401(k) AND (m) NONDISCRIMINATION REQUIREMENTS.......................................................A-8

    3.1   Limitation of Elective Deferrals......................................................................A-8
    3.2   Limitation of Employee and Employer Matching Contributions............................................A-9
    3.3   Corrections Required by Discrimination Tests.........................................................A-10
    3.4   Multiple Use of Alternative Limitation...............................................................A-13
    3.5   Discretionary Cutbacks to Satisfy Discrimination Tests...............................................A-15
    3.6   Definitions..........................................................................................A-15
    3.7   Additional Provisions................................................................................A-17

APPENDIX IV
SPECIAL PROVISIONS RELATING TO ANNUITY PAYMENT.................................................................A-18

    4.1   Forms of Benefit for Certain Accounts................................................................A-18
    4.2   Annuities............................................................................................A-19
    4.3   Death On or After Benefit Commencement Date..........................................................A-19
    4.4   Valuation of Accounts for Payments...................................................................A-20
    4.5   Definitions..........................................................................................A-20

APPENDIX V
REQUIRED DISTRIBUTIONS.........................................................................................A-21

    5.1   In General...........................................................................................A-21
    5.2   No Additional Optional Forms of Benefit..............................................................A-21

APPENDIX VI
SPECIAL RULES APPLICABLE TO TOP HEAVY PLAN YEARS...............................................................A-22

    6.1   Top-Heavy Provisions.................................................................................A-22
    6.2   Top-Heavy Special Definitions........................................................................A-23

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APPENDIX VII
CODE (S) 415 LIMITATIONS ON ALLOCATIONS........................................................................A-27

    7.1   General Rules........................................................................................A-27
    7.2   Applicable Definitions...............................................................................A-28

APPENDIX VIII
SPECIAL PROVISIONS FOR EMPLOYER SECURITIES.....................................................................A-31

    8.1   Limitations on TRASOP Securities.....................................................................A-31
    8.2   Form of Distribution.................................................................................A-31
    8.3   TRASOP Securities must Remain in Plan................................................................A-31
    8.4   Voting Rights........................................................................................A-32
    8.5   Allocation of Earnings...............................................................................A-32
    8.6   Common Stock.........................................................................................A-32
    8.7   ESOP Accounts........................................................................................A-33

APPENDIX IX
SPECIAL PROVISIONS REGARDING TELECREDIT, INC.  EMPLOYEES THRIFT SAVINGS PLAN ACCOUNTS TRANSFERRED FROM THE
EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN......................................................A-34

    9.1   General Provisions...................................................................................A-34
    9.2   Separate Accounting..................................................................................A-34

APPENDIX X
SPECIAL PROVISIONS REGARDING NDS 401(k) RETIREMENT SAVINGS PROGRAM ACCOUNTS TRANSFERRED FROM THE EQUIFAX
INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN..............................................................A-35

    10.1  General Provisions...................................................................................A-35
    10.2  Separate Accounting..................................................................................A-35
    10.3  Timing of the Distribution of an NDS Account.........................................................A-35
    10.4  Vesting..............................................................................................A-36
    10.5  Loans Made Under the NDS Plan........................................................................A-37

APPENDIX XI
SPECIAL PROVISIONS REGARDING THE SUNFAX, INC. PROFIT SHARING AND SAVINGS PLAN ACCOUNTS TRANSFERRED FROM THE
EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN......................................................A-38

    11.1  General Provisions...................................................................................A-38
    11.2  Separate Accounting..................................................................................A-38
    11.3  Timing of the Distribution of a Sunfax Account.......................................................A-38
    11.4  Vesting..............................................................................................A-39


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
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APPENDIX XII
SPECIAL PROVISIONS REGARDING THE HEALTH ECONOMIC CORPORATION RETIREMENT SAVINGS PLAN ACCOUNTS TRANFERRED
FROM THE EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN.............................................A-40

    12.1  General Provisions...................................................................................A-40
    12.2  Separate Accounting..................................................................................A-40
    12.3  Cash Out Provisions..................................................................................A-40
    12.4  In-Service Withdrawals of HEC Accounts...............................................................A-41
    12.5  Vesting..............................................................................................A-41

APPENDIX XIII
SPECIAL PROVISIONS REGARDING THE FIRST BANKCARD SYSTEMS, INC. 401(k) PROFIT SHARING RETIREMENT PLAN
ACCOUNTS TRANSFERRED FROM THE EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN........................A-42

    13.1  General Provisions...................................................................................A-42
    13.2  Separate Accounting..................................................................................A-42
    13.3  Cash Out Provisions..................................................................................A-42
    13.4  In-Service Withdrawals of FBS Accounts...............................................................A-43
    13.5  Vesting..............................................................................................A-43

APPENDIX XIV
SPECIAL PROVISIONS REGARDING THE PROFESSIONAL TEST ADMINISTRATORS, INC. 401(K) PLAN ACCOUNTS TRANSFERRED
FROM THE EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN.............................................A-44

    14.1  General Provisions...................................................................................A-44
    14.2  Separate Accounting..................................................................................A-44
    14.3  Forms of Benefits for PTA Accounts...................................................................A-44
    14.4  Cash Out Provisions..................................................................................A-44
    14.5  In-Service Withdrawals of PTA Accounts...............................................................A-45
    14.6  Vesting..............................................................................................A-45

APPENDIX XV
SPECIAL PROVISIONS REGARDING MERGER OF THE MARKET KNOWLEDGE PROFIT SHARING PLAN ACCOUNTS TRANSFERRED FROM
THE EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN..................................................A-46

    15.1  General Provisions...................................................................................A-46
    15.2  Separate Accounting..................................................................................A-46
    15.3  Cash Out Provisions..................................................................................A-46
    15.4  In-Service Withdrawals of MKI Accounts...............................................................A-46
    15.5  Vesting..............................................................................................A-47

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
APPENDIX XVI
SPECIAL PROVISIONS REGARDING THE GOLDLEAF TECHNOLOGIES. INC. 401(k) PLAN ACCOUNTS TRANSFERRED FROM THE
EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN......................................................A-48

    16.1  General Provisions...................................................................................A-48
    16.2  Separate Accounting..................................................................................A-48
    16.3  Form of Benefits for GTI Accounts....................................................................A-48
    16.4  Cash Out Provisions..................................................................................A-48
    16.5  In-Service Withdrawals of GTI Accounts...............................................................A-49
    16.6  Vesting..............................................................................................A-49

APPENDIX XVII
SPECIAL PROVISIONS REGARDING THE POLK SAVINGS PLUS PLAN ACCOUNT TRANSFERRED FROM THE EQUIFAX INC. EMPLOYEES
401(k) RETIREMENT AND SAVINGS PLAN.............................................................................A-50

    17.1  General Provisions...................................................................................A-50
    17.2  Separate Records.....................................................................................A-50

                                  APPENDIX I

                ADDITIONAL DISCRETIONARY EMPLOYER CONTRIBUTIONS
                -----------------------------------------------

     1.1  Employer Contributions.  In addition to the contributions described in
          ----------------------
Article III of the Plan, the Employer may, in the sole discretion of, and at the election of, the Company, make contributions to the Plan (all of which are hereby expressly conditioned on their deductibility under Code (S) 404) by making cash payments (or payments of property acceptable to the Trustee if such payments (i) are purely voluntary, (ii) do not relieve the Employer of an obligation to make contributions to this Plan, and (iii) do not constitute prohibited exchanges under ERISA (S) 406(a)(1)(A)) to the Trustee in one or more of the following methods:

          (a)  Discretionary Contributions.
               ---------------------------

               (i)    Amount.  For each Plan Year the Employer may make
                      ------
          Discretionary Contributions to this Plan from time to time. The amount of such Discretionary Contributions shall be determined solely in the discretion of the Company and shall be communicated to Employees.

               (ii)   Allocation.  Discretionary Contributions (except for any
                      ----------
          special Discretionary Contribution made for the purposes outlined in Sections 11.11 (Correction of Participants' Accounts) or Section 6.1 of Appendix VI (Top-Heavy Provisions) of this Plan) shall be allocated as of the last day of the Plan Year for which the contribution is made to the Discretionary Contributions Account of each Allocation Participant in proportion to the percentage that such Participant's Compensation during the Plan Year bears to the total Compensation during such Plan Year for all such Participants.

               (iii)  Allocation During Top-Heavy Plan Years.  In the event that
                      --------------------------------------
          Appendix VI applies to this Plan for a Plan Year, the allocations made under paragraph (ii) above shall be modified to the extent necessary for the allocations required under Appendix VI of this Plan to be met by reducing the amounts which would otherwise be allocated pursuant to paragraph (ii) above to Allocation Participants who are Key Employees pro rata on the basis of their Compensation and allocating such amounts to Participants who are not Key Employees and who were employed by the Employer on the last day of such Plan Year until the allocations required under Appendix VI of this Plan have been met.

          (b)  Qualified Nonelective Contributions.
               -----------------------------------

               (i)    Amount. For each Plan Year the Employer may make Qualified
                      ------
          Nonelective Contributions to this Plan in an amount which shall be determined solely in the discretion of the Company, and which may be used to satisfy any of the nondiscrimination tests of Appendix III of this Plan.

               (ii)   Allocation. Qualified Nonelective Contributions for a Plan
                      ----------
          Year shall be allocated as of the last day of such Plan Year to the Qualified Nonelective

          Contributions Account of each Allocation Participant who is not a Highly Compensated Participant as follows: Qualified Nonelective Contributions shall be allocated first to the Account of the Allocation Participant who is not a Highly Compensated Participant, and whose Actual Deferral Percentage (or Contribution Percentage, as the case may be) is the lowest, in an amount sufficient to cause the Participant's Actual Deferral Percentage (or Contribution Percentage) to equal the Actual Deferral Percentage (or Contribution Percentage) of the Participant with the next highest Actual Deferral Percentage (or Contribution Percentage). If a lesser allocation of Qualified Nonelective Contributions would enable the Plan to satisfy the Deferral Percentage Test under Section 3.1 (or the Contribution Test under Section 3.2), only such lesser allocation shall be made. This process shall be repeated (allocating Qualified Nonelective Contributions to Participants who are not Highly Compensated Participants with successively higher Actual Deferral Percentages or Contribution Percentages, as the case may be) until the Plan satisfies the Deferral Percentage Test (or the Contribution Test) for the year.

               (iii)  Vesting and Distribution Restrictions.  Qualified
                      -------------------------------------
          Nonelective Contributions shall be at all times nonforfeitable and may not be distributed from the Plan before one of the following events:

                      (A) the Employee's retirement, death, disability, or
               separation from service;

                      (B) the Employee's attainment of the age of 59-1/2;

                      (C) financial hardship of the Employee (determined in
               accordance with the standards of Section 7.9 of the Plan);

                      (D) the termination of the Plan;

                      (E) the date of the sale or other disposition by Certegy
               Inc. or another corporation that is a member of the Controlled Group of substantially all of the assets used by such corporation in a trade or business of the corporation to an unrelated corporation, provided that the purchaser does not maintain this Plan and this Plan is not merged or consolidated with, and no assets or liabilities are transferred from the Plan to, a plan maintained by the purchaser, and provided that the Employee continues employment with the purchaser of assets or with the subsidiary;

                      (F) the date of the sale or other disposition by Certegy
               Inc. or another corporation that is a member of the Controlled Group of its interest in a subsidiary to an unrelated entity or individual; provided that the purchaser does not maintain this Plan and this Plan is not merged or consolidated with, and no assets or liabilities are transferred from the Plan to, a plan maintained by the purchaser, and provided that the Employee continues employment with the purchaser of assets or with the subsidiary.

          (c)  Qualified Matching Contributions.
               --------------------------------

               (i)    Amount. For each Plan Year the Employers may make
                      ------
          Qualified Matching Contributions to this Plan in an amount which shall be determined solely in the discretion of the Company, and which may be used to satisfy the nondiscrimination tests of Appendix III of this Plan.

               (ii)   Allocation.  Qualified Matching Contributions for a Plan
                      ----------
          Year shall be allocated as of the last day of such Plan year to the Qualified Matching Contributions Account of each Allocation Participant who is not a Highly Compensated Participant in proportion to the ratio which the sum of his or her Voluntary Contributions and Elective Contributions for such Plan Year bears to the total of the sum of all such contributions of all such Allocation Participants for such Plan Year.

               (iii)  Vesting and Distribution Restrictions.  Qualified Matching
                      -------------------------------------
          Contributions shall be at all times nonforfeitable and may not be distributed from the Plan before one of the events enumerated in Section l.l (b)(iii) of this Appendix I. In no event shall the aggregate contributions made by the Employer under this Section exceed the amount deductible under Code (S) 404. All allocations to be made under this Section shall be subject to the provisions of Appendix VI of this Plan, if applicable, and the provisions of Appendix VII.

     1.2  Separate Accounts.  The Committee shall maintain separate Accounts for
          -----------------
each Participant to reflect each such Participant's interest in the Plan attributable to each of the following, in addition to the separate Accounts maintained under the provisions of Section 5.1 of the Plan:

          (a)  Discretionary Contributions, if any, as defined in this Appendix.

          (b) Qualified Nonelective Contributions, if any, as defined in this Appendix.

          (c) Qualified Matching Contributions, if any, as defined in this Appendix.

     1.3  Definitions.  For purposes of this Appendix, the following words and
          -----------
phrase shall have the meanings set forth in this Section unless a different meaning is clearly required by the context:

          (a)  Compensation.
               ------------

               (i)    General Definition. Subject to paragraphs (ii) through
                      ------------------
          (iv) below, Compensation for a Plan Year with respect to an Employee shall mean "wages" as defined in Code (S) 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code (S) 3401(a)(2)) and all other payments of compensation (in the course of an Employer's trade or business) for which an Employer is required to furnish the Employee a written statement under

          Code (S)(S) 6041(d) and 6451(a)(3) and 6052 which are paid by an Employer to such Employee during such Plan Year.

               (ii)   Safe Harbor Exclusions.  Notwithstanding the provisions of
                      ----------------------
          paragraph (i) above, none of the following items shall be included in the definition of Compensation, whether or not includible in taxable gross income:

                      (A) reimbursement or other expense allowances;

                      (B) fringe benefits (cash and noncash);

                      (C) moving expenses;

                      (D) deferred compensation; and

                      (E) welfare benefits.

               (iii)  Salary Reduction Arrangements.  Notwithstanding the
                      -----------------------------
          preceding paragraphs of this Section, Compensation shall include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Code (S)(S) 125, 402(e)(3), 402(h) or 403(b).

               (iv)   Limitation. The annual Compensation of each Employee taken
                      ----------
          into account in determining contributions or benefits under the Plan for any Plan Year shall not exceed $170,000, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with Code (S) 401(a)(17). If the Plan determines Compensation for a period of time that contains fewer than 12 calendar months, the above limitation is to be proportionately reduced; provided, however, no proration is required for Employees who are covered under the Plan for less than 1 full year if the contributions under the Plan are based on Compensation for a period of at least 12 months.

          (b)  Discretionary Contributions shall mean Employer contributions
               ---------------------------
     made to this Plan and allocated to certain Participants based upon their Compensation. Discretionary Contributions may also be made to a Participant's Discretionary Contributions Account for the correction of errors pursuant to Section 11.11 of the Plan, and for purposes of satisfying the requirements of Appendix VI.

          (c)  Discretionary Contributions Account shall mean the Account of a
               -----------------------------------
     Participant to which are credited any Discretionary Contributions allocated to the Participant. A Participant's Discretionary Contributions Account shall be a Nonforfeitable Account.

          (d)  Qualified Matching Contributions shall mean Employer
               --------------------------------
     contributions made to this Plan and allocated to certain Participants who are not Highly Compensated Employees based upon their Voluntary Contribution and Elective Contribution elections.

          (e) Qualified Matching Contributions Account shall mean the Account of
              ----------------------------------------
     a Participant to which are credited any Qualified Matching Contributions allocated to the Participant. A Participant's Qualified Matching Contributions Account shall be a Nonforfeitable Account.

          (f) Qualified Nonelective Contributions shall mean Employer
              -----------------------------------
     contributions made to this Plan and allocated to certain Participants who are not Highly Compensated Employees based upon their Compensation.

          (g) Qualified Nonelective Contributions Account shall mean the Account
              -------------------------------------------
     of a Participant to which are credited any Qualified Nonelective Contributions allocated to the Participant. A Participant's Qualified Nonelective Contributions Account shall be a Nonforfeitable Account.

                                  APPENDIX II

        CODE (S) 402(g) LIMITATIONS AND CORRECTION OF EXCESS DEFERRALS
        --------------------------------------------------------------

     2.1  Code (S) 402(g) Limitations.  Notwithstanding any provision of this
          ---------------------------
Plan to the contrary, a Participant shall not be allowed to elect to make, and may not make, Elective Contributions which, in the aggregate during a calendar year, exceed the maximum amount specified in Code (S) 402(g)(1), as adjusted pursuant to Code (S)(S) 402(g)(4) and (5), applicable for such calendar year.

     2.2  Identification of Excess Deferrals and Correction.
          -------------------------------------------------

          (a)  Correcting Distributions. To the extent that a Participant elects
               ------------------------
     during a calendar year to make Elective Deferrals under a combination of this Plan and some other plan, arrangement or annuity in excess of the maximum amount specified in Code (S) 402(g)(1), as adjusted pursuant to Code (S) 402(g)(4) and (5), applicable to such calendar year, the Committee, on their own initiative or upon written request of the Participant received by March 1 of the following calendar year, shall direct the Trustee to distribute, on or after January 1 of such following calendar year, but in no event later than April 15 of such following calendar year, to such Participant the portion of such Participant's Elective Contributions made during the calendar year which the Committee determines should be considered an Excess Deferral or which the Participant has designated as an Excess Deferral in such written request, together with income or loss allocable to such portion pursuant to subsection (b) below. Simultaneously therewith, the Matching Elective Contributions attributable to such portion of the Participant's Elective Contributions made during the calendar year shall be forfeited and held in a suspense account to be used to reduce the amount of future Matching Elective Contributions.

          (b)  Allocable Income or Loss. For purposes of subsection (a) above,
               ------------------------
     the income or loss allocable to the portion of a Participant's Elective Contributions made during a calendar year which constitutes an Excess Deferral or which the Participant has designated as an Excess Deferral shall, at any relevant time, be determined by the formula:

                           income or loss = (E ) x I
                                             -
                                             D

     For purposes of applying the formula, E is the portion of a Participant's Elective Contributions made during the calendar year which has been designated as an Excess Deferral; D is the balance in the Participant's Elective Contributions Account as of the end of the calendar year reduced by the gain allocable to such total amount for the calendar year and increased by the loss allocable to such total amount for the calendar year; and I is the income or loss for the calendar year allocable to the Participant's total Elective Contributions for the calendar year.

          (c)  Coordination with other Provisions. Any Elective Contributions
               ----------------------------------
     designated as an Excess Deferral under subsection (b) above which are returned to the Participant pursuant to subsection (b) shall nonetheless be included as Elective Contributions for purposes of the Deferral Percentage Test specified in Section 3.1(a) of Appendix III of this Plan unless such Participant is not a Highly Compensated Participant, and may be distributed without regard to any notice or consent otherwise required by the terms of this Plan. The portion of a Participant's Elective Contributions made during a calendar year which has been designated as an Excess Deferral and which is to be distributed under subsection (b) above shall be reduced by any excess contributions (as determined under Section 3.3(c) of Appendix III of this Plan) previously distributed under Section 3.3(a) of Appendix III of this Plan or recharacterized under Section 3.3(b) of Appendix III of this Plan with respect to such Participant for the Plan Year beginning with or within such calendar year.

     2.3  Definitions.  For purposes of this Appendix, the following words and
          -----------
phrases shall have the meanings set forth in this Section unless a different meaning is clearly required by the context:

          (a)  Elective Deferrals shall mean:
               ------------------

               (i) Any elective contribution (as defined in Treas. Reg. (S) 1.401(k)-1(g)(3)) by a given individual under any qualified cash or deferred arrangement (as defined in Code (S) 401(k)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code (S) 402(e)(3).

               (ii) Any employer contribution on behalf of a given individual to a simplified employee pension (as defined in Code (S) 408(k)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code (S) 402(h)(1)(B).

               (iii) Any employer contribution on behalf of a given individual to an annuity contract under Code (S) 403(b) pursuant to a salary reduction agreement (within the meaning of Code (S) 3121(a)(5)(D)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code (S) 403(b).

               (iv) Any employee contribution by a given individual which is designated as deductible under a trust described in Code (S) 501(c)(18), to the extent that such contribution is deductible from such individual's income for the taxable year on account of Code (S) 501(c)(18).

          (b)  Excess Deferrals shall mean Elective Deferrals made by a
               ----------------
     Participant for a calendar year in excess of the maximum amount specified in Code (S) 402(g)(1), as adjusted pursuant to Code (S)(S) 402(g)(4) and
     (5), applicable for such calendar year.

                                 APPENDIX III

           CODE (S)(S) 401(k) AND (m) NONDISCRIMINATION REQUIREMENTS
           ---------------------------------------------------------

     3.1  Limitation of Elective Deferrals.  Notwithstanding any provision of
          --------------------------------
this Plan to the contrary, the Deferral Percentage Test in this Section must be satisfied for each Plan Year.

          (a)  Deferral Percentage Test.  The Deferral Percentage Test shall be
               ------------------------
     satisfied for any Plan Year if the Average Actual Deferral Percentage for the Eligible Highly Compensated Employees for such Plan Year does not exceed the greater of (i) or (ii) as follows:

               (i) The Average Actual Deferral Percentage for the Plan Year in question for the Eligible Employees who are not Highly Compensated Employees times 1.25; or

               (ii) The lesser of

                    (A) The Average Actual Deferral Percentage for the Plan Year
               in question for the Eligible Employees who are not Highly Compensated Employees times 2; or

                    (B) The Average Actual Deferral Percentage for the Plan Year
               in question for the Eligible Employees who are not Highly Compensated Employees plus two percentage points.

          (b)  Compensation. For purposes of this Section, Compensation shall
               ------------
     mean Compensation as defined in this Appendix, except that Compensation of an Employee shall not include the Compensation of such Employee during a period that the Employee is not an Eligible Employee with respect to the Plan.

          (c)  Plan Aggregation Rules. In the case of an Eligible Highly
               ----------------------
     Compensated Employee who is eligible to participate in more than one cash or deferred arrangement of the Controlled Group, the Actual Deferral Percentage for such Employee shall be calculated by treating all the cash or deferred arrangements in which the Eligible Highly Compensated Employee is eligible to participate (including this Plan) as one arrangement; provided, however, that plans that are not permitted to be aggregated under Treas. Reg. (S) 1.401(k)-1(b)(3)(ii)(B) shall not be aggregated for this purpose. Furthermore, if any plan of the Controlled Group which is subject to Code (S) 401(k) is aggregated with this Plan for proposes of Code (S)(S) 401(a)(4) and 410(b), then all elective contributions (as defined in Treas. Reg. (S) 1.401(k)-1(g)(3)) under such plan and this Plan shall be aggregated in applying the limitations of this Section.

          (d)  Failure to Satisfy Test. If this Plan does not or may not satisfy
               -----------------------
     the Deferral Percentage Test of subsection (a) above for a Plan Year, the Committee shall take such action permitted under Sections 3.3 and 3.5 of this Appendix as the Committee, in their sole discretion, shall determine necessary in order to ensure that the Plan satisfies such test for the Plan Year.

          (e)  Recordkeeping.  The Committee shall, on behalf of the Employer,
               -------------
     maintain such records as are necessary to demonstrate compliance with the Deferral Percentage Test of subsection (a) above for each Plan Year, including the extent to which any Qualified Nonelective Contributions and Qualified Matching Contributions are treated as Elective Contributions under Section 3.6(c) of this Appendix.

     3.2  Limitation of Employee and Employer Matching Contributions.
          ----------------------------------------------------------
Notwithstanding any provision of this Plan to the contrary, the Contributions Percentage Test in this Section must be satisfied for each Plan Year.

          (a)  Contribution Percentage Test.  The Contribution Percentage Test
               ----------------------------
     shall be satisfied for any Plan Year if the Average Contribution Percentage for the Eligible Highly Compensated Employees for such Plan Year does not exceed the greater of (i) or (ii) as follows:

               (i) The Average Contribution Percentage for the Plan Year in question for the Eligible Employees who are not Highly Compensated Employees times 1.25; or

               (ii) The lesser of

                    (A) The Average Contribution Percentage for the Plan Year in
               question for the Eligible Employees who are not Eligible Highly Compensated Employees times 2; or

                    (B) The Average Contribution Percentage for the Plan Year in
               question for the Eligible Employees who are not Eligible Highly Compensated Employees plus two percentage points.

          (b)  Compensation.  For purposes of this Section, Compensation shall
               ------------
     mean Compensation as defined in this Appendix, except that Compensation of an Employee shall not include the Compensation of such Employee during a period that the Employee is not an Eligible Employee with respect to this Plan.

          (c)  Plan Authorization. In the case of an Eligible Highly Compensated
               ------------------
     Employee who is eligible to participate in two or more plans of the Controlled Group to which employee contributions (within the meaning of Treas. Reg. (S) 1.401(m)-1(f)(6)) or matching contributions (within the meaning of Treas. Reg. (S) 1.401(m)-1(f)(12)), or both are made, all such contributions on behalf of such Eligible Highly Compensated Employee must be aggregated for purposes of determining such Employee's Contribution Percentage; provided, however, that plans which are not permitted to be aggregated under Treas. Reg. (S) 1.401(m)-1(b)(3)(ii) shall not be aggregated for this purpose. Furthermore, if any plan of the Controlled Group which is subject to Code (S) 401(m) is aggregated with this Plan for purposes of Code (S)(S) 410(b) and 401(a)(4), then all employee contributions (as defined in the preceding sentence) and all matching contributions (as defined in the preceding sentence) under such plan and this Plan shall be aggregated in applying the limitations of this Section.

          (d) Failure to Satisfy Test.  If this Plan does not or may not satisfy
              -----------------------
     the Contribution Percentage Test of subsection (a) above for a Plan Year, the Committee shall take such action permitted under Sections 3.3 and 3.5 of this Appendix as the Committee, in their sole discretion, shall determine necessary in order to ensure that the Plan satisfies such test for the Plan Year.

          (e) Recordkeeping.  The Committee shall, on behalf of the Employer,
              -------------
     maintain such records as are necessary to demonstrate compliance with the Contribution Percentage Test of subsection (a) above for each Plan Year, including the extent to which any Qualified Nonelective Contributions and Qualified Matching Contributions are treated as "ACP Contributions" under
     Section 3.6(a) of this Appendix, and the extent to which any Elective Contributions are recharacterized under Section 3.3(b) of this Appendix.

     3.3  Corrections Required by Discrimination Tests.  If the Deferral
          --------------------------------------------
Percentage Test of Section 3.1 of this Appendix, the Contribution Percentage Test of Section 3.2 of this Appendix and/or the special limitation of Section
3.4 of this Appendix are not satisfied for a Plan Year, the Committee, in their discretion, may use any combination of the methods in subsections (a) and (b) below to satisfy any one or more of these tests or limitations, except as otherwise provided below:

          (a) Distribution.
              ------------

              (i)  Correcting Distributions.  To the extent necessary to satisfy
                   ------------------------
          the Applicable Test for any Plan Year in which such test is not satisfied, the Committee shall direct the Trustee to distribute to Highly Compensated Participants a portion (determined in the manner set forth in subsections (c) and/or (d) below) of their Applicable Contributions, together with income allocable to such portions, after the close of such Plan Year, but in no event later than the close of the following Plan Year.

              (ii) Allocable Income or Loss.  For purposes of paragraph (i)
                   ------------------------
          above, the income or loss allocable to the portion of a Participant's Applicable Contributions made during a Plan Year shall, at any relevant time, be determined by the following formula:

                           income or loss = (E) x I
                                             -
                                             D

          For purposes of applying the formula, E is the portion of such Participant's Applicable Contributions made during the Plan Year; D is the balance in the Participant's Account consisting of Applicable Contributions as of the end of the Plan Year reduced by the gain allocated to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year; and I is the income or loss for the Plan Year allocable to the Participant's total Applicable Contributions for the Plan Year.

          (b)  Recharacterization.
               ------------------

               (i)    Correcting Recharacterization.  To the extent necessary to
                      -----------------------------
          satisfy the Deferral Percentage Test of Section 3.1 of this Appendix for any Plan Year in which such test is not satisfied, the excess contributions of a Highly Compensated Participant may be recharacterized by the Committee as deemed Voluntary Contributions of such Participant, and shall be allocated to the Participant's Voluntary Contributions Account. The amount of excess contributions recharacterized under this paragraph (i) shall be reduced by any Excess Deferrals previously distributed to the Participant under Appendix II of this Plan for the Participant's taxable year ending with or within such Plan Year. Recharacterization under this paragraph (i) must occur on or before 2-1/2 months after the close of the Plan Year to which the recharacterization relates, and is deemed to occur on the date on which the last of those Highly Compensated Participants with excess contributions to be recharacterized is notified in accordance with paragraph (ii) below. Recharacterization with respect to a Participant may not occur to the extent that recharacterized excess contributions, in combination with Voluntary Contributions made by the Participant, exceed the limitations on Voluntary Contributions applicable to the Participant (determined prior to the application of Section 3.2 of this Appendix) or to the extent that such contributions would cause the Plan to fail the Contribution Percentage Test of Section 3.2 of this Appendix. Simultaneously therewith, the Matching Elective Contributions attributable to the excess contributions during such Plan Year which are so recharacterized shall be reallocated to the Participant's Matching Voluntary Contributions Account.

               (ii)   Procedure for Recharacterization.  The Committee shall
                      --------------------------------
          report recharacterized excess contributions as Voluntary Contributions by timely providing such forms as the Internal Revenue Service may require to the Employer and affected Employees and timely taking such other action as the Internal Revenue Service may require. The Committee shall account for such recharacterized excess contributions as Voluntary Contributions for purposes of Code (S)(S) 72 and 6047.

               (iii)  Treatment of Deemed Voluntary Contributions. Deemed
                      -------------------------------------------
          Voluntary Contributions shall be treated as Elective Contributions for all purposes under this Plan except for purposes of satisfying the Deferral Percentage Test of Section 3.1 of this Appendix and for purposes of Code (S) 401(a)(4), in accordance with Treas. Reg.
          (S)1.401(k)-1(f)(3)(ii) and (iv); provided, however, any Elective Contributions which are so recharacterized under this subsection (b) shall not be treated as Voluntary Contributions for purposes of
          Section 3.1(c) of this Plan.

          (c)  Determination of Excess Contributions. For purposes of paragraphs
               -------------------------------------
     (a) and (b) above, the relevant portion of a Highly Compensated Participant's ADP Contributions for a Plan Year shall be equal to such Participant's excess contributions for such Plan Year. The excess contributions, and the portion of the excess contributions to be distributed, shall be calculated in the following manner:

               (i) The excess contributions with respect to a Highly Compensated Participant for a Plan Year are determined by reducing the Elective Contributions of the Highly Compensated Participant with the highest Actual Deferral Percentage by the amount required to cause the Participant's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Participant with the next highest such percentage. If a lesser reduction would enable the arrangement to satisfy the Deferral Percentage Test, only this lesser reduction will be made. This process must be repeated until the Deferral Percentage Test would be satisfied.

               (ii) The total of the reductions in the amounts of Elective Contributions, determined in accordance with (i) above, shall be determined.

               (iii) After the total in (ii) above has been determined, the Elective Contributions of the Highly Compensated Participant with the highest dollar amount of Elective Contributions shall be reduced by the amount required to cause that Highly Compensated Participant's Elective Contributions to equal the dollar amount of the Elective Contributions of the Highly Compensated Participant with the next highest dollar amount of Elective Contributions. This amount is then distributed to the Highly Compensated Participant with the highest dollar amount of Elective Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step would equal the total excess contributions determined under (ii) above, the lesser reduction amount is distributed to the appropriate Participant.

               (iv) If the total amount distributed under (iii) above is less than the total excess contributions determined under (ii) above, then the procedure described in (iii) is repeated until the full amount of the excess contributions, determined under (ii) above, has been distributed to Participants.

          (d)  Determination of Excess Aggregate Contributions. For purposes of
               -----------------------------------------------
     paragraph (a) above, the relevant portion of a Highly Compensated Participant's ACP Contributions for a Plan Year shall be equal to such Participant's excess aggregate contributions for such Plan Year. The excess aggregate contributions, and the portion of such excess aggregate contributions to be distributed, shall be calculated in the following manner:

               (i) The excess aggregate contributions with respect to a Highly Compensated Participant for a Plan Year are determined by reducing the ACP Contributions of the Highly Compensated Participant with the highest Contribution Percentage by the amount required to cause the Participant's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Participant with the next highest such percentage. If a lesser reduction would enable the arrangement to satisfy the Contribution Percentage Test, only this lesser reduction will be made. This process must be repeated until the Contribution Percentage Test would be satisfied.

               (ii) The total of the reductions in the amounts of ACP Contributions, determined in accordance with (i) above, shall be determined.

               (iii) After the total in (ii) above has been determined, the ACP Contributions of the Highly Compensated Participant with the highest dollar amount of ACP Contributions shall be reduced by the amount required to cause that Highly Compensated Participant's ACP Contributions to equal the dollar amount of the ACP Contributions of the Highly Compensated Participant with the next highest dollar amount of ACP Contributions. This amount is then distributed to the Highly Compensated Participant with the highest dollar amount of ACP Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total excess aggregate contributions determined under (ii) above, the lesser reduction amount is distributed to the appropriate Participant.

               (iv) If the total amount distributed under (iii) above is less than the total excess aggregate contributions determined under (ii) above, then the procedure described in (iii) is repeated until the full amount of the excess aggregate contributions, determined under
          (ii) above, has been distributed to Participants.

               (v) With respect to paragraphs (i) through (iii) above, any ACP Contributions which are determined to be excess aggregate contributions and which are to be reduced shall be distributed pursuant to subsection (a).

          (e)  Coordination With Other Provisions. Excess contributions to be
               ----------------------------------
     distributed under subsection (a) or recharacterized under subsection (b) with respect to a Participant for a Plan Year shall be reduced by any correcting distributions under Appendix II of this Plan previously made to such Participant for the calendar year ending with or within such Plan Year. Distributions under subsection (a) above may be made without regard to any notice or consent otherwise required by the terms of this Plan. The determination of the amount of excess aggregate contributions under subsection (d) with respect to a Plan Year shall be made after determining the excess contributions, if any, to be treated as deemed Voluntary Contributions due to recharacterization for such Plan Year.

     3.4  Multiple Use of Alternative Limitation.  The provisions of this
          --------------------------------------
Section shall only apply if one or more Highly Compensated Employees of the Employer are Eligible Employees with respect to both a cash or deferred arrangement (including this Plan) subject to Code (S) 401(k) and a plan of the Employer (including this Plan) subject to Code (S) 401(m). Furthermore, for this Section to apply, the Average Actual Deferral Percentage for the Eligible Highly Compensated Employees during the Plan Year must be greater than 125% of the Average Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees, and the Average Contribution Percentage for the Eligible Highly Compensated Employees during the Plan Year must be greater than 125% of the Average Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees.

          (a)  Special Limitation. In addition to the other conditions and
               ------------------
     limitations herein, for any Plan Year, the sum of the Average Actual Deferral Percentage for the

     Eligible Highly Compensated Employees and the Average Contribution Percentage for the Eligible Highly Compensated Employees shall not exceed the greater of:

               (i) the sum of (A) 1.25 multiplied by the greater of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage, and (B) 2% plus the lesser of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; provided, however, this sum shall not exceed twice the lesser of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; or

               (ii) the sum of (A) 1.25 multiplied by the lesser of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage, and (B) 2% plus the greater of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage; provided, however, this sum shall not exceed twice the greater of the relevant Average Actual Deferral Percentage or the relevant Average Contribution Percentage.

     For purposes of this subsection (a), the term "relevant Average Actual Deferral Percentage" means the Average Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees under the cash or deferred arrangement subject to Code (S) 401(k) for the Plan Year in question, and the term "relevant Average Contribution Percentage" means the Average Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees under the Plan subject to Code (S) 401(m) for the Plan Year in question.

          (b)  Coordination with Other Provisions. For purposes of this Section,
               ----------------------------------
     the Actual Deferral Percentage and the Contribution Percentage of the Eligible Highly Compensated Employees shall be determined after use of any Qualified Nonelective Contributions and Qualified Matching Contributions to meet the Deferral Percentage Test pursuant to Section 3.6(c) of this Appendix and after use of Qualified Nonelective Contributions to meet the Contribution Percentage Test pursuant to Section 3.6(a) of this Appendix. Furthermore, the Actual Deferral Percentage and the Contribution Percentage of the Eligible Highly Compensated Employees shall be determined after any corrective distribution of excess deferrals pursuant to Appendix II of this Plan, or any corrective distribution of excess contributions and excess aggregate contributions pursuant to Section 3.3(a) of this Appendix and after any recharacterization of excess contributions pursuant to Section 3.3(b) of this Appendix.

          (c)  Plan Aggregation. If the Controlled Group maintains two or more
               ----------------
     cash or deferred arrangements subject to Code (S) 401(k) which are not aggregated for purposes of Section 3.1(d) of this Appendix or if the Controlled Group maintains two or more plans subject to Code (S) 401(m) which are not aggregated for purposes of Section 3.2(d) of this Appendix, the provisions of subsection (a) above shall apply separately with respect to each such plan and cash or deferred arrangement; provided, however, that plans which are not permitted to be aggregated under Treas. Reg. (S) 1.401(k)-1(b)(3)(ii)(B) or Treas. Reg. (S) 1.401(m)-1(b)(3)(ii) shall not be aggregated for this purpose. Furthermore, if any plan of the Controlled Group which is subject to Code (S)(S) 401(k) and/or (m) is aggregated with this

     Plan for purposes of Code (S)(S) 410(b) and 401(a)(4), then all elective contributions (as defined in Treas. Reg. (S) 1.401(k)-1(g)(3)), employee contributions (as defined in Treas. Reg. (S) 1.401(m)-1(f)(6)) and all matching contributions (as defined in Treas. Reg. (S)1.401(m)-1(f)(12)) under such plan and this Plan shall be aggregated in applying the limitations of this Section.

          (d)  Correcting Distributions. To the extent necessary to satisfy the
               ------------------------
     special limitation of subsection (a) above for any Plan Year in which the special limitation is not satisfied, the Committee shall first reduce the Contribution Percentage of the Eligible Highly Compensated Employees by correcting distributions in accordance with Section 3.3 of this Appendix, and then shall reduce the Actual Deferral Percentages of the Eligible Highly Compensated Employees by correcting distributions or recharacterization in accordance with Section 3.3 of this Appendix. If an excess contribution arises under this subsection of this Plan and is recharacterized as a deemed Voluntary Contribution, such amount shall be treated as an excess aggregate contribution.

     3.5  Discretionary Cutbacks to Satisfy Discrimination Tests.  In addition
          ------------------------------------------------------
to those powers granted the Committee elsewhere herein, the Committee shall have the power to reduce the Elective Contribution election and/or Voluntary Contribution election of any Highly Compensated Participant at any time during a Plan Year if the Committee, in their sole discretion and based on current contribution data available, determines that the Deferral Percentage Test of
Section 3.1 of this Appendix, the Contribution Percentage Test of Section 3.2 of this Appendix, and/or the special limitation of Section 3.4 of this Appendix for such Plan Year may not be satisfied. Any such reductions shall be made to the extent necessary in the opinion of the Committee to satisfy the Deferral Percentage Test, the Contribution Percentage Test, and/or the special limitation, whichever is applicable, and shall be made by reducing the Elective Contribution election and/or the Voluntary Contribution election of Highly Compensated Participants.

     3.6  Definitions. For purposes of this Appendix, the following words and
          -----------
phrases shall have the meanings set forth in this Section unless a different meaning is clearly required by the context:

          (a)  ACP Contributions shall mean the sum of Qualified Matching
               -----------------
     Contributions to the extent that such contributions are not treated as Elective Contributions under Treas. Reg. (S) 1.401(k)-1(b)(5) and Section 3.6(c) of this Appendix, Matching Elective Contributions, Matching Voluntary Contributions, Voluntary Contributions (including any excess contributions of a Highly Compensated Employee which are recharacterized as deemed Voluntary Contributions under the provisions of this Appendix), Elective Contributions which are recharacterized under Section 3.3(b) of this Appendix and, to the extent that the Committee elects (uniformly with respect to all Eligible Employees) to treat the following contributions as "matching contributions" under Treas. Reg. (S) 1.401(m)-1(b)(5) and this subsection and such contributions are not treated as Elective Contributions under Treas. Reg. (S) 1.401(k)-1(b)(5) and Section 3.6(c) of this Appendix, Qualified Nonelective Contributions. Any Qualified Nonelective Contributions which the Committee elects to treat as "matching contributions" or any Qualified Matching Contributions treated as "ACP Contributions" under the preceding sentence must not discriminate in favor of

     Highly Compensated Employees within the meaning of Code (S) 401(a)(4) and must satisfy the provisions of Treas. Reg. (S) 1.401(m)-1(b). Any Elective Contributions which are recharacterized under Section 3.3(b) of this Appendix shall not be treated as Voluntary Contributions for purposes of
     Section 3.1(c) of this Plan.

          (b)  Actual Deferral Percentage of an Employee shall be obtained by
               --------------------------
     dividing the amount of "ADP Contributions" credited to the Account of such Eligible Employee during such Plan Year by the Eligible Employee's Compensation for the Plan Year, calculated to the nearest one-hundredth of one percent. The Actual Deferral Percentage of an Eligible Employee who has no "ADP Contributions" credited to his Account during a Plan Year shall be zero for such Plan Year.

          (c)  ADP Contributions shall mean the sum of Elective Contributions
               -----------------
     and, to the extent that the Committee elects (uniformly with respect to all Eligible Employees) to treat the following contributions as Elective Contributions under Treas. Reg. (S) 1.401(k)-1(b)(3) and this subsection, Qualified Nonelective Contributions and Qualified Matching Contributions. Any Qualified Nonelective Contributions or Qualified Matching Contributions which the Committee elects to treat as Elective Contributions under the preceding sentence must not discriminate in favor of Highly Compensated Employees within the meaning of Code (S) 401(a)(4), and will not be treated as an Elective Contribution for purposes of Section 3.1(a) of this Plan.

          (d)  Applicable Test shall mean the Deferral Percentage Test of
               ---------------
     Section 3.1 of this Appendix or the Contribution Percentage Test of Section
     3.2 of this Appendix, whichever is applicable given the context.

          (e)  Applicable Contributions shall mean:
               ------------------------

               (i) if the Applicable Test is the Deferral Percentage Test, "ADP Contributions," or

               (ii) if the Applicable Test is the Contribution Percentage Test, "ACP Contributions."

          (f)  Average Actual Deferral Percentage of a group of Employees shall,
               ----------------------------------
     for a Plan Year, mean the average of the Actual Deferral Percentages calculated separately for each Employee in the group.

          (g)  Average Contribution Percentage of a group of Employees shall,
               -------------------------------
     for a Plan Year, mean the average of the Contribution Percentages calculated separately for each Employee in the group.

          (h)  Compensation shall mean the amount of wages, as defined in Code
               ------------
     (S) 3401(a), and all other amounts of compensation which are paid to an Employee by the Employer and for which the Employer is required to furnish the Employee a written statement under Code (S)(S) 6041(d), 6051(a)(3) and 6052. In addition, Compensation includes any Elective Contributions or any other contributions made by the Employer on behalf of an Employee pursuant to a deferral election under an employee benefit plan containing a cash or deferred arrangement under Code (S) 401(k) or any other amounts which would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code
     (S) 125; provided, however, the annual Compensation of each Employee taken into account in determining contributions or benefits under the Plan for any Plan Year shall not exceed $170,000, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with Code
     (S) 401(a)(17).

          (i)  Contribution Percentage of an Eligible Employee shall be obtained
               -----------------------
     by dividing the amount of "ACP Contributions" credited to the Account of such Employee during such Plan Year by the Eligible Employee's Compensation for the Plan Year, calculated to the nearest one-hundredth of one percent. The Contribution Percentage of an Eligible Employee who has no "ACP Contributions" credited to his Account during a Plan Year shall be zero for such Plan Year.

          (j)  Eligible Employee.
               -----------------

               (i)  Code (S) 401(k) Provisions. Solely for purposes of applying
                    ---------------------------
          the discrimination tests in this Appendix associated with ADP Contributions, the determination of whether an Employee is an Eligible Employee shall be made on the basis of Treas. Reg. (S)1.401(k)- 1(g)(4).

               (ii) Code (S) 401 (m) Provisions. Solely for purposes of applying
                    ----------------------------
          the discrimination tests in this Appendix associated with ACP Contributions, the determination of whether an Employee is an Eligible Employee shall be made on the basis of Treas. Reg. (S) 1.401(m)- 1(f)(4).

          (k)  Eligible Highly Compensated Employee shall mean an Eligible
               ------------------------------------
     Employee who is also a Highly Compensated Employee.

          (l)  Highly Compensated Participant shall mean a Participant who is a
               ------------------------------
     Highly Compensated Employee.

     3.7  Additional Provisions.  In applying the limitations set forth in
          ---------------------
Sections 3.1 and 3.2, the Committee may, at their option, utilize such testing procedures as may be permitted under Code (S)(S) 401(a)(4), 401(k), 401(m) or 410(b), including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of the Controlled Group, (b) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under Code (S)(S) 401(k) and 401(m) to any other qualified plan of the Controlled Group in applying the limitations set forth in Sections 3.1 and 3.2,
(c) exclusion of all Eligible Employees (other than Eligible Highly Compensated Employees) who have not met the minimum age and service requirements of Code (S) 410(a)(1)(A) in applying the limitations set forth in Sections 3.1 and 3.2, or
(d) any permissible combination thereof.

                                  APPENDIX IV


                SPECIAL PROVISIONS RELATING TO ANNUITY PAYMENT
                ----------------------------------------------

     4.1  Forms of Benefit for Certain Accounts.  As a consequence of the merger
          -------------------------------------
of certain other plans into the Equifax Inc. Employees 401(k) Retirement and Savings Plan, applicable law requires that particular distribution provisions apply to certain accounts transferred to this Plan from the said Equifax Inc. plan pursuant to Section 3.5 of the plan. Therefore, notwithstanding any provisions of this Plan to the contrary except as noted, the following automatic forms of benefits shall apply with respect to those Accounts (but no other accounts) of Participants held under this Plan which are expressly stated to be subject to the following provisions of this Appendix (herein "Applicable Accounts"):

          (a)  Qualified Joint and Survivor Annuity.
               ------------------------------------

               (i)  Definition. A Participant who is married as of his Annuity
                    ----------
          Starting Date shall automatically have the vested value of his Applicable Accounts applied to purchase a Qualified Joint and Survivor Annuity, unless he properly waives the Qualified Joint and Survivor Annuity. Such monthly benefit must be of equivalent actuarial value to the amount of monthly retirement benefit the Participant would receive on his Annuity Starting Date in the form of a straight life annuity with no certain period.

               (ii) Written Explanation. With regard to a Qualified Joint and
                    -------------------
          Survivor Annuity as described above, the Committee shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant who has an Applicable Account, a written explanation of: (A) the terms and conditions of a Qualified Joint and Survivor Annuity; (B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; (C) the rights of a Participant's Spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. Notwithstanding any other provision herein, effective with respect to Participants who have Applicable Accounts, the written explanation described above may be provided prior to or after the Annuity Starting Date, and such explanation shall clearly indicate that the Participant has a right to 30 days in which to consider the decision of whether to waive the Qualified Joint and Survivor Annuity and to choose another optional forth of distribution. A Participant may waive his right to the 30-day period for considering whether to waive the Qualified Joint and Survivor Annuity and may elect an optional form of benefits at any time after the written explanation described above is provided to the Participant; provided, however, that the Participant shall be permitted to revoke a distribution election until the later of (I) the Annuity Starting Date, or (II) the 8th day after the written explanation is provided to the Participant. In no event shall distribution of the Participant's benefits actually begin in accordance with the election before the 8th day after the written explanation described above has been provided to the Participant.

               (iii)  Waiver of Automatic Form. A Participant's election to
                      ------------------------
          waive the payment of his benefit in the form of a Qualified Joint and Survivor Annuity shall be effective only if all of the following requirements are met: (a) such waiver is made during the 90-day period ending on the Participant's Annuity Starting Date; (b) the election specifies a form of benefit which may not be changed without spousal consent; (c) the Participant's Spouse consents in writing to the form of benefit; (d) such selection by the Participant may not be changed without a consent of the Spouse; and (e) any such spousal consent acknowledges the effect of such election and is witnessed by a member of the Committee or a notary public. However, spousal consent will not be required if it is established to the satisfaction of the Committee that such spousal consent cannot be obtained (i) because there is no Spouse, (ii) because the Spouse cannot be located, or (iii) because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any election by the Participant to waive the Qualified Joint and Survivor Annuity may be revoked by the Participant during the 90-day period ending on the Participant's Annuity Starting Date. A Participant's election to waive the Qualified Joint and Survivor Annuity and any revocation of such election may be made solely by an instrument (in a form acceptable to the Committee) signed by the Participant and filed with the Committee during such election period. The Participant or the Participant's Spouse must furnish evidence satisfactory to the Committee of their marriage and of their dates of birth. If a Participant's benefit commences under the Qualified Joint and Survivor Annuity and the Participant's Spouse dies on or after the Participant's Annuity Starting Date and while the Participant is living, the Participant's reduced benefit will not be increased thereby.

          (b)  Life Annuity. A Participant who is not married as of his Annuity
               ------------
     Starting Date shall automatically have the value of his vested Applicable Accounts applied to purchase a straight life annuity with no period certain, unless he elects an optional form under other provisions of this Plan. A Participant electing to receive an optional form must give written consent not more than 90 days before the Participant's Annuity Starting Date.

          (c)  Qualified Preretirement Survivor Annuity. The Surviving Spouse of
               ----------------------------------------
     a Participant (i) who is married at the time of his death, (ii) who has a vested Applicable Account balance, and (iii) who dies before his Annuity Starting Date, shall automatically receive a Qualified Preretirement Survivor Annuity purchased with the value of the Participant's vested Applicable Accounts. A Surviving Spouse may, however, elect to receive the value of the Participant's vested Applicable Accounts in any of the optional forms allowed under other provisions of this Plan.

     4.2  Annuities.  If an annuity is one of the forms of payment available to
          ---------
Participants or Beneficiaries under this Plan, the terms of any annuity contract purchased or distributed by the Plan to a Participant and/or his Beneficiary(ies) shall comply with the requirements of this Plan. Any annuity contract distributed from the Plan must be nontransferable.

     4.3  Death On or After Benefit Commencement Date. In the event of the death
          -------------------------------------------
of a Participant on or after his Benefit Commencement Date, if the Participant was receiving annuity payments, the benefit, if any, for a Beneficiary shall be determined by the form of annuity which the Participant was receiving, notwithstanding any provision of this Plan to the contrary.

          4.4  Valuation of Accounts for Payments. If a Participant or
               ----------------------------------
Beneficiary receives his benefit available under this Plan in the form of an annuity contract under this Appendix, the amount used to purchase such contract for the Participant or Beneficiary shall be determined using the Participant's or Beneficiary's Benefit Amount valued as of the date of the distributable event.

          4.5  Definitions.
               -----------

               (a)  Annuity Starting Date shall mean, with respect to a payee,
                    ---------------------
          (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the payee to such benefit, in accordance with Treas. Reg. (S) 1.401(a)-20(Q&A-10)(b), Code (S) 417(f)(2) and Notice 93-26,
          and determined pursuant to the provisions of this Plan.

               (b)  Qualified Joint and Survivor Annuity shall mean an annuity
                    ------------------------------------
          for the life of the Participant with a survivor annuity for the life of the Participant's Spouse, under which the Spouse's monthly benefit is not more than 100% and not less than 50% of the amount of the Participant's monthly benefit, purchased with the Participant's entire vested Applicable Accounts. In the case of a "Qualified Joint and 50% Survivor Annuity," the Spouse's monthly benefit shall be 50% of the amount of the Participant's monthly benefit, and in the case of a "Qualified Joint and 100% Survivor Annuity," the Spouse's monthly benefit shall be 100% of the amount of the Participant's monthly benefit. The exact percentage of the survivor benefit shall be specified under the Plan provisions expressly stating that this Appendix is applicable.

               (c)  Qualified Preretirement Survivor Annuity shall mean, with
                    ----------------------------------------
          respect to a Participant, an annuity for the life of the Participant's Surviving Spouse purchased with the Participant's entire vested Applicable Account balances.

                                  APPENDIX V

                            REQUIRED DISTRIBUTIONS
                            ----------------------

     5.1  In General.  Notwithstanding any other provision of the Plan, to the
          ----------
extent required under Code (S) 401(a)(9), the entire vested Account balance of a Participant who is a 5% owner (as defined in Code (S) 416) shall be distributed to him in a lump sum in cash not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2. In addition, the vested Account balance of any other Participant must be distributed or commence to be distributed not later than the April 1 of the calendar year following the later of (i) the calendar year in which he attains age 70-1/2 or (ii) the calendar year in which he incurs a termination of employment.

     5.2  No Additional Optional Forms of Benefit.  Notwithstanding the
          ---------------------------------------
foregoing, distributions under this Appendix V shall be made in accordance with the provisions of Code (S) 401(a)(9) and Treasury Regulations issued thereunder, including Treas. Reg. (S) 1.401(a)(9)-2, which provisions are hereby incorporated herein by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution on a schedule that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Appendix V shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

                                  APPENDIX VI

               SPECIAL RULES APPLICABLE TO TOP HEAVY PLAN YEARS
               ------------------------------------------------


     6.1   Top-Heavy Provisions. If and only if, for any Plan Year, this Plan is
           --------------------
a Top-Heavy Plan, the following provisions shall apply for such Plan Year notwithstanding any other provisions of this Plan to the contrary:

           (a)   Minimum Allocation.
                 ------------------

                 (i) For any Plan Year in which this Plan is a Top-Heavy Plan, except as otherwise provided in paragraph (iii) below, the contributions and forfeitures of members of the Controlled Group allocated on behalf of any Participant (A) who is not a Key Employee and (B) who was employed by an Employer on the last day of such Plan Year shall not be less than the lesser of 3% of such Participant's Compensation or, in the case where no member of the Controlled Group has a defined benefit plan which designates this Plan to satisfy Code
           (S) 416, the largest percentage of contributions and forfeitures of members of the Controlled Group, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make Voluntary Contributions or Elective Contributions to the Plan if applicable, or (iii) the Participant's Compensation is less than a stated amount.

                 (ii) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 1.3(a)(i) of Appendix I, limited pursuant to Section 1.3(a)(iv) of Appendix I.

                 (iii) The provision in paragraph (i) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of a member of the Controlled Group and the Employer has provided that the minimum allocation or benefit requirement applicable to Top-Heavy Plans under Code (S) 416(c) will be met in the other plan or plans.

                 (iv) For purposes of this subsection (a), Elective Contributions of Key Employees shall be taken into account, but Elective Contributions of Employees who are not Key Employees shall not be taken into account.

                 (v) For purposes of this subsection (a), any Qualified Nonelective Contributions shall be taken into account; however, Qualified Matching Contributions, Matching Mandatory Contributions, Matching Voluntary Contributions and Matching Elective Contributions shall not be taken into account.

               (b)   Minimum Vesting. For any Plan Year in which this Plan is a
                     ---------------
           Top-Heavy Plan, the following minimum vesting schedule will automatically apply in place of the vesting schedule contained in
           Article IV of the Plan:


                 --------------------------------------------------------
                      Years of Vesting         Vested Percentage
                     Service Earned by        of the Participant in
                       the Participant        Forfeitable Accounts

                 --------------------------------------------------------
                     Less than 3 Years             0% vested
                 --------------------------------------------------------
                     3 or more Years             100% vested
                 --------------------------------------------------------

           The minimum vesting schedule applies to all accrued benefits within the meaning of Code (S) 411(a)(7) including benefits accrued before the effective date of Code (S) 416 and benefits accrued before the Plan became Top-Heavy, except those attributable to Voluntary Contributions or Elective Contributions, or those forfeited before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this subsection (b) does not apply to the Account balances of any Employee who does not have an Hour of Service (as defined in subsection (a) of Section 1.23) after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to contributions and forfeitures of members of the Controlled Group will be determined without regard to this subsection (b).

           6.2   Top-Heavy Special Definitions. For purposes of this Article,
                 -----------------------------
the following terms shall have the following meanings:

                     (a)  Top-Heavy Ratio.
                          ---------------

                          (i) If a member of the Controlled Group maintains one or more defined contribution plans (including any simplified employee pension plan) and a member of the Controlled Group has never maintained any defined benefit plan which during the 5-year period ending on the Determination Dates) has or had accrued benefits, the Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plan or plans as of the Determination Dates) (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)) of all Participants as of the Determination Date(s), both computed in accordance with Code (S) 416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Code (S) 416 and the regulations thereunder.

               (ii) If a member of the Controlled Group maintains one or more defined contribution plans (including any simplified employee pension plan) and a member of the Controlled Group maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Dates) has or had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph
          (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plans for all Key Employees, as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants, as determined in accordance with paragraph (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date(s), all determined in accordance with Code (S) 416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted by adding back the amount of any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution not actually made but required to be taken into account under Code (S) 416 as of the Determination Date.

               (iii) For purposes of this subsection (a), the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code (S) 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. If an individual has not performed an Hour of Service for any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account in determining the Top-Heavy Ratio. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code (S) 416 and the regulations thereunder. Voluntary deductible contributions will not be taken into account for purposes of computing the Top-Heavy Ratio; however, Elective Contributions and Voluntary Contributions will be taken into account. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

               (iv) The accrued benefit of any Employee (other than a Key Employee) shall be determined (A) under the method which is used for accrual purposes for all plans of the Controlled Group, or (B) if there is no method described in clause (A), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code
          (S) 411(b)(1)(C).

          (b) Permissive Aggregation Group. The Required Aggregation Group of
              ----------------------------
     plans plus any other plan or plans of the Controlled Group which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code (S)(S) 401(a)(4) and 410.

          (c) Required Aggregation Group. (i) Each qualified plan of the
              --------------------------
     Controlled Group in which at least one Key Employee participates or participated at any time during the determination period (as defined in subsection (f) below) regardless of whether the plan has terminated, and
     (ii) any other qualified plan of the Controlled Group which enables a plan described in (i) to meet the requirements of Code (S)(S) 401(a)(4) or 410.

          (d) Determination Date. For any Plan Year subsequent to the first Plan
              ------------------
     Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

          (e) Present Value. For purposes of establishing Present Value to
              -------------
     compute the Top-Heavy Ratio, any accrued benefit in a defined benefit plan shall be discounted only for mortality and interest based on the interest rate and mortality table used by the defined benefit plan for determining the actuarial present value of actuarially equivalent benefits unless the defined benefit plan specifically defines alternative interest and mortality assumptions to be used in determining the Top-Heavy Ratio. If more than one defined benefit plan must be aggregated, the assumptions used will be the assumptions applicable to the defined benefit plan that has the greatest value of assets as of the Valuation Date coincident with or immediately preceding the Determination Date.

          (f) Key Employee. Any Employee or former Employee (and the
              ------------
     Beneficiaries of such Employee) who at any time during the determination period was an officer of a member of the Controlled Group if such individual's annual Compensation from members of the Controlled Group exceeds 50% of the dollar limitation under Code (S) 415(b)(1)(A), an owner (or a person considered an owner under Code (S) 318) of one of the 10 largest interests in the Employer if such individual's Compensation from members of the Controlled Group exceeds 100% of the dollar limitation under Code (S) 415(c)(1)(A), a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual Compensation from members of the Controlled Group of more than $150,000. Annual Compensation for this purpose means Compensation as defined in Section 1.3(a)(i) of Appendix I, but including amounts contributed by a member of the Controlled Group pursuant to a salary reduction agreement which are excludable from gross income under Code (S)(S) 125, 402(e)(3), 402(h) or 403(b). The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code (S) 416(i)(1) and the regulations thereunder.

          (g) Top-Heavy Plan. This Plan is a Top-Heavy Plan if any of the
              --------------
     following conditions exist:

               (i) If the Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

               (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

               (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                                 APPENDIX VII

                    CODE (S) 415 LIMITATIONS ON ALLOCATIONS
                    ---------------------------------------

     7.1  General Rules.
          --------------

          (a) Limitation.  The Annual Additions which may be credited to a
              ----------
     Participant's Accounts under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under any other defined contribution plans (as defined in Code (S) 414(i)), individual medical accounts (as defined in Code (S) 415(1)(2)) and welfare benefit funds (as defined in Code (S) 419(e)) maintained by the Employer for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans, individual medical accounts and welfare benefit funds maintained by the Employer, if any, are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated under this Plan to the Participant's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated to this Plan will be reduced so that the Annual Additions under all such plans, accounts and funds for the Limitation Year (including this Plan) will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans, individual medical accounts and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

          (b) Use of Estimated Compensation. Prior to determining the
              -----------------------------
     Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (c) Allocation of Excess Amounts Among Plans Funds and Accounts. If,
              -----------------------------------------------------------
     pursuant to subsection (b) above or as a result of the allocation of forfeitures, a reasonable error in determining the amount of Elective Deferrals a Participant may make, or such other facts and circumstances as may be allowed by the Internal Revenue Service, a Participant's Annual Additions under this Plan and such other plans, accounts and funds (if any) would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions arising under this Plan first, and then, to the extent necessary, shall be deemed to consist of Annual Additions made under other qualified defined contribution plans of the Employer.

          (d) Disposition of Excess Amounts. Any Excess Amount attributed to
              -----------------------------
     this Plan will be disposed of as follows:

               (i) Any Voluntary Contributions and then any Elective Contributions (and earnings thereon) will be returned to the Participant, and any Matching Elective Contributions or Matching Voluntary Contributions associated with such returned Elective Contributions or Voluntary Contributions will, if the Participant is covered by the Plan at the end of the Limitation Year, be used to reduce contributions made pursuant to Section 3.1 of this Plan which would be allocated to such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary, or will, if the Participant is not covered by the Plan at the end of the Limitation Year, be held unallocated in a suspense account, to the extent such aggregated contributions would reduce the Excess Amount. The suspense account will be applied to reduce future contributions made pursuant to Section 3.1 of this Plan which would be allocated to remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

               (ii) If a suspense account is in existence at any time during a Limitation Year pursuant to this subsection, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any contributions made pursuant to Section 3.1 of this Plan or any Voluntary Contributions may be made to the Plan for that Limitation Year. Except as provided in paragraph (i) above, Excess Amounts may not be distributed from the Plan to Participants or former Participants.

     7.2  Applicable Definitions.  For purposes of this Article, the following
          ----------------------
terms shall have the following meanings:

          (a)  Annual Additions shall mean the sum of the following amounts
               ----------------
     allocated to a Participant's accounts for any Limitation Year:

               (i)   contributions made by the Employer;

               (ii)  contributions made by the Participant;

               (iii) forfeitures;

               (iv) amounts allocated to an individual medical benefit account, as defined in Code (S) 415(1)(2), which is part of a pension or annuity plan maintained by the Employer; and

               (v) amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to a separate account of a Key Employee, as defined in Code (S) 419A(d)(3), under a welfare benefit fund, as defined in Code (S) 419(e), maintained by the Employer.

     For this purpose, any Excess Amount applied under subsection (d) of Section
     7.1 above in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year; however, any nonvested amount restored to a Participant's

     Accounts following his reemployment shall not be deemed an Annual Addition, and any corrective allocation pursuant to Section 11.11 will be considered an Annual Addition for the Limitation Year to which it relates. Contributions do not fail to be Annual Additions merely because such contributions are excess deferrals (as defined in Code (S) 402(g)(2)(A)), excess contributions (as defined in Code (S) 401(k)(8)(B)) or excess aggregate contributions (as defined in Code (S) 401(m)(6)(B)), or merely because such excess deferrals and excess contributions are corrected through distribution or recharacterization, except that excess deferrals which are timely corrected by distribution shall not be treated as Annual Additions. Excess aggregate contributions attributable to amounts other than employee contributions, including forfeited matching contributions, shall be counted as Annual Additions even if distributed. For purposes of this subsection (a), the provisions of Treas. Reg. (S) 1.415-6(b) shall govern.

          (b) Compensation shall mean the amount of wages, as defined in Code
              ------------
     (S) 3401(a), and all other amounts of compensation which are paid to an Employee by the Employer and for which the Employer is required to furnish the Employee a written statement under Code (S)(S) 6041(d), 6051(a)(3) and 6052 (determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed), plus the amount of the Participant's Elective Contributions or any other contributions made by the Employers on behalf of the Employee (but only pursuant to a deferral election) under an employee benefit plan containing a cash or deferred arrangement under Code (S) 401(k) and any amounts which would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code (S) 125.

          (c) Defined Contribution Dollar Limitation shall mean $30,000 as
              --------------------------------------
     adjusted by the Secretary.

          (d) Employer shall mean, solely for proposes of this Article, the
              --------
     Employer and all members of a controlled group of corporations (as defined in Code (S) 414(b) as modified by Code (S) 415(h)), all commonly controlled trades or businesses (as defined in Code (S) 414(c) as modified by Code (S) 415(h)) or affiliated service groups (as defined in Code (S) 414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code (S) 414(o).

          (e) Excess Amount shall mean the excess of the Participant's Annual
              -------------
     Additions for the Limitation Year over the Maximum Permissible Amount.

          (f) Highest Average Compensation shall mean the average compensation
              ----------------------------
     for the three consecutive calendar years with the Employer that produces the highest average. In lieu of calendar years, a plan may use any 12 month period provided such period is uniformly and consistently applied.

          (g) Limitation Year shall mean the Plan Year. If the Limitation Year
              ---------------
     is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made, and the provisions of Treas. Reg. (S) 1.415-2(b)(4)(iii) shall apply for the shortened Limitation Year.

          (h) Maximum Permissible Amount shall mean the maximum Annual Addition
              --------------------------
     that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year. The Maximum Permissible Amount shall be the lesser of:

              (i)   the Defined Contribution Dollar Limitation, or

              (ii)  25% of the Participant's Compensation for the Limitation
                    Year.

     The compensation limitation referred to in paragraph (ii) above shall not apply to any contribution for medical benefits (within the meaning of Code
     (S) 401(h) or Code (S) 419A(f)(2)) which is otherwise treated as an annual addition under Code (S)(S) 415(1)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar limitation multiplied by the following fraction:

                 number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

          (i) Projected Annual Benefit shall mean the annual retirement benefit
              ------------------------
     (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

              (i) the Participant will continue employment until normal retirement age under the Plan (or current age, if later), and

              (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                 APPENDIX VIII

                  SPECIAL PROVISIONS FOR EMPLOYER SECURITIES
                  ------------------------------------------

     8.1  Limitations on TRASOP Securities.  Notwithstanding any provisions of
          --------------------------------
this Plan to the contrary, all TRASOP securities (as that term is defined in Treas. Reg. (S) 1.46-8(b)(5)) held by the Trustee, which shall include those securities transferred to the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan") from the Equifax Inc. Employees Stock Ownership Plan (the "ESOP") pursuant to its termination on January 1, 1989, and subsequently transferred to this Plan pursuant to Section 3.5 of the Plan (if any), shall be accounted for separately from any other contributions to this Plan, as required by Treas. Reg. (S) 1.46-8(d)(4), and shall not be used to satisfy any loan made to the Plan or be used as collateral for any loan made to the Plan, should any such loans ever be made, as required by Treas. Reg. (S) 1.46-8(d)(5). Furthermore, TRASOP securities held by the Trustee shall not be used as payment, directly or indirectly, for "start-up expenses" (as that term is defined in Treas. Reg. (S) 1.46-8(e)(6)(i)) or for "administrative expenses" (as that term is defined in Treas. Reg. (S) 1.46-8(e)(7)(i)).

     8.2  Form of Distribution.  Notwithstanding any provisions of this Plan to
          --------------------
the contrary, any Participant in this Plan on the Effective Date who was a Participant in the ESOP prior to January 1, 1989 shall, when otherwise entitled to distribution of his ESOP Account balances, attributable to, and transferred from, the ESOP to the Equifax Plan (and subsequently transferred to this Plan), under the terms and provisions of this Plan, be entitled to elect that his ESOP Account be distributed in the form of Common Stock. In the event of such an election, fractional shares allocated to such Participant's ESOP Account, if any, shall nonetheless be paid in cash. Absent such an election, distribution of the portion of such Participant's ESOP Account consisting of Common Stock shall be made in cash in an amount equal to the fair market value of the Common Stock in such Participant's ESOP Account which is to be distributed.

     8.3  TRASOP Securities must Remain in Plan.  Notwithstanding any provisions
          -------------------------------------
of this Plan to the contrary, no Common Stock (i) which was transferred to the Equifax Plan (and subsequently to this Plan) from the ESOP, and (ii) which was allocated under the ESOP to the Account of a Participant on the Effective Date who was a Member in the ESOP prior to January 1, 1989, shall be distributed from such Participant's ESOP Account under this Plan before the end of the 84th month beginning after the month in which the Common Stock was allocated, except in the following situations:

          (a)  the termination of this Plan;

          (b) the death, disability or separation from service of such Participant;

          (c) a distribution to such Participant or his Beneficiary is required by Code (S) 401(a)(9) and cannot be made except by violation of the above-mentioned holding period rule;

          (d) a transfer of such Participant to the employment of an acquiring employer from the employment of the selling employer in the case of

                 (i) a sale to the acquiring employer of substantially all of the assets used by the selling employer in a trade or business conducted by the selling employer, or

                 (ii) the sale of substantially all of the stock of a subsidiary of the employer; or

           (e) with respect to the stock of a selling corporation, a disposition of such selling corporation's interest in a subsidiary when such Participant continues employment with said subsidiary.

     8.4  Voting Rights. Notwithstanding any provisions of this Plan to the
          -------------
contrary, the Trustee shall deliver or cause to be delivered to each Participant, or, in the event of such Participant's death, to his Beneficiary, any and all notices, financial statements, proxies and proxy soliciting material, relating to Common Stock in his ESOP Account and any other of his Accounts under this Plan, if any, and shall notify each such Participant or Beneficiary of each occasion for the exercising of voting rights (or of warrants, options or other rights to purchase Common Stock) within a reasonable time before said rights are to be exercised, which notification shall include all the information that the issuer of such Common Stock distributes to shareholders regarding the exercise of said rights. Said Participant or Beneficiary shall have the right to direct the Trustee as to the exercise of all voting rights with respect to Common Stock in his Accounts. In the absence of any such direction, the Trustee may not vote said shares. To the extent possible, the Trustee shall combine fractional shares of Common Stock in the Accounts of Participants or their Beneficiaries and shall vote the resulting whole shares of Common Stock to reflect the direction of said Participants or Beneficiaries.

     8.5  Allocation of Earnings. All dividends or other distributions or
          -----------------------
earnings paid with respect to Common Stock allocated to and held in the Participants' ESOP Accounts shall be reinvested in Common Stock and credited to the Participants with ESOP Accounts pro rata in proportion to the number of shares (including fractional shares) in each such Participant's ESOP Account as of the record date for payment of said dividends or other distributions or earnings, notwithstanding other provisions of this Plan requiring contrary allocations or deductions for expenses of the Plan or of the Trustee prior to allocation.

     8.6  Common Stock. For purposes of this Article, "Common Stock" shall mean
          ------------
common stock issued by Equifax Inc., or a corporation which is a member of a controlled group of corporations which includes Equifax Inc. (within the meaning of Code (S) 1563(a), determined without regard to Code (S) 1563(a)(4) and
(e)(3)(C)) and with voting power and dividend rights no less favorable than the voting power and dividend rights of other common stock issued by Equifax Inc. or such other corporation; provided, however, that effective on the date of the distribution of all of the shares of common stock of Certegy Inc. by Equifax Inc. to the holders of the common stock of Equifax Inc., "Common Stock" shall mean common stock issued by Certegy Inc. or a corporation which is a member of a controlled group of corporations which includes Certegy Inc.

     8.7   ESOP Accounts. For purposes of this Article, "ESOP Account" shall
           -------------
mean the separate Account established under the Equifax Plan for that portion of a Participant's benefit which were transferred to the Equifax Inc. Employees 401(k) Retirement and Savings Plan from the ESOP pursuant to its termination on January 1, 1989, and which were subsequently transferred to this Plan pursuant to Section 3.5 of this Plan, and all earnings associated therewith.

                                  APPENDIX IX

                 SPECIAL PROVISIONS REGARDING TELECREDIT, INC.
                    EMPLOYEES THRIFT SAVINGS PLAN ACCOUNTS
                  TRANSFERRED FROM THE EQUIFAX INC. EMPLOYEES
                      401(k) RETIREMENT AND SAVINGS PLAN
                      ----------------------------------

     9.1   General Provisions. Effective as of July 1, 1991, the Telecredit,
           ------------------
Inc. Employees Thrift Savings Plan (the "Telecredit Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan").

     9.2   Separate Accounting. The Committee of this Plan shall maintain
           -------------------
records adequate to determine any "Telecredit Accounts" transferred to this Plan from the Equifax Plan pursuant to Section 3.5 of this Plan, if any.

                                  APPENDIX X

              SPECIAL PROVISIONS REGARDING NDS 401(k) RETIREMENT
                 SAVINGS PROGRAM ACCOUNTS TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     10.1   General Provisions. Effective as of January 1, 1991, the NDS 401(k)
            ------------------
Retirement Savings Program (the "NDS Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of any NDS Accounts (as defined in Section 10.2) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with the provisions of this Appendix X.

     10.2   Separate Accounting. The Committee of this Plan shall maintain
            -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the NDS Plan, if any. Such accounts shall be maintained as separate accounts as follows:

            (a) Amounts transferred attributable to "Discretionary Contributions" allocated to a participant under the NDS Plan shall be held in a special segregated Discretionary NDS Contributions Account.

            (b) Amounts transferred attributable to "Deferred Salary Contributions" allocated to a participant under the NDS Plan shall be held in a special segregated Deferred Salary NDS Contributions Account.

            (c) Amounts transferred attributable to "Matching Thrift Contributions" allocated to a participant under the NDS Plan shall be held in a special segregated Matching Thrift NDS Contributions Account.

            (d) Amounts transferred attributable to "Rollover Contributions" of a participant under the NDS Plan shall be held in a special segregated NDS Rollover Account.

     The entire account balances under this Plan of the Participants described above shall be referred to as the "NDS Accounts".

     10.3   Timing of the Distribution of an NDS Account. The following are
            --------------------------------------------
permissible Benefit Commencement Dates for a Participant's NDS Account transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan, if any, at the election of the Participant or Beneficiary, as applicable, subject to the requirements of Section 7.5:

            (a)   Retirement or Termination Payments. Upon one of the following
                  ----------------------------------
     retirement dates, the Participant shall be entitled to receive a distribution of his NDS Accounts:

                  (i)   Normal Retirement Date is the first day of the calendar
                        ----------------------
            month coincident with or next following the date a Participant attains the later of (i) his 65th birthday or (ii) his 6th birthday following commencement of employment with the Employer.

                  (ii)  Early Retirement Date is the first day of the calendar
                        ---------------------
            month coincident with or next following the termination of service of a Participant who has attained age 55 and completed 6 years of Credited Service with the Employer.

                  (iii) Vested Retirement Date is the first day of the calendar
                        ----------------------
            month (after the date on which the participant terminates his service but before his Normal Retirement Date).

                  (iv)  Disability Retirement Date is the first day of the
                        --------------------------
            calendar month following the month during which the Committee makes a determination that a Participant's incapacity is a disability.

                  (v)   Postponed Retirement Date is the first day of the
                        -------------------------
            calendar month following the termination of service of a Participant who remains in the employ of the Employer beyond his Normal Retirement Date. If a Participant postpones retirement beyond his Required Beginning Date, each additional contribution made to the Plan shall be distributed to him in a lump sum cash payment at the end of the Plan Year in which the additional contribution was made.

            (b)   In-Service Withdrawals.
                  ----------------------

                  (i) Any Participant may elect to withdraw from his NDS Accounts, for reasons of financial hardship, as determined by the Committee, an amount not exceeding the value of his NDS Rollover Account, his Matching Thrift NDS Contributions Account, his Discretionary NDS Contributions Account, and his Deferred Salary NDS Contributions Account (but not earnings in such Account credited after December 31, 1988).

                  (ii) A Participant who has attained age 59-1/2 may elect to withdraw all or a portion of his Deferred Salary NDS Contributions Account.

                  (iii) No withdrawal may be made by a Participant under this subsection (b) who is married at the time of the withdrawal unless the Participant and his Spouse waive the otherwise applicable automatic payment form in the manner specified in Appendix IV.

            (c)   Death.
                  ------

                  (i) The distribution of NDS Accounts to a married Participant's Spouse upon the death of the Participant shall begin as of the Participant's Normal Retirement Date, unless the Spouse consents to an earlier Annuity Starting Date.

                  (ii) The distribution of NDS Accounts to a Beneficiary other than the Spouse of a Participant shall begin no later than one year after the death of the Participant.

     10.4   Vesting. The NDS Accounts of a Participant held under this Plan
            -------
shall, at all times, be fully vested to such Participant.

     10.5   Loans Made Under the NDS Plan. Any outstanding loans made by the NDS
            -----------------------------
Plan transferred from the Equifax Plan to this Plan, pursuant to Section 3.5 of this Plan, shall continue according to the terms and provisions of the loan document. The following provisions shall apply with respect to any such outstanding loan:

            (a) In the event a Participant or Beneficiary defaults on such loan or fails to repay such loan in the time set forth in the promissory note, the Committee may satisfy any amount of principal or interest due and unpaid on the loan at the time of any default on the loan, and any interest accruing thereafter, by deduction from the Participant's or Beneficiary's NDS Accounts. Such amount of principal and interest due and unpaid shall be deemed to have been deducted and distributed to the Participant or Beneficiary immediately upon default, unless such Participant or Beneficiary was not, at the time of default, eligible to receive a distribution under the provisions of this Plan, in which event such amounts shall be deemed to have been deducted and distributed at such time as the Participant or Beneficiary first becomes eligible to receive a distribution under the provisions of this Plan.

            (b) To the extent that an amount is borrowed by a Participant or Beneficiary from his NDS Accounts, the Participant's or Beneficiary's NDS Accounts will not share in the earnings or losses of the Trust Fund, but will only share in earnings or losses based upon the loan made to the Participant or Beneficiary. A Participant or Beneficiary with an outstanding loan from the Plan shall have automatically elected to direct the investment of his or her NDS Accounts to the extent so borrowed in accordance with the preceding sentence.

            (c) Notwithstanding any provision of this Plan to the contrary, this Plan may distribute the Promissory Note of a Participant or Beneficiary or may cancel all or a portion of the indebtedness evidenced by such note in lieu of making a cash distribution required by this Plan.

                                  APPENDIX XI

             SPECIAL PROVISIONS REGARDING THE SUNFAX, INC. PROFIT
                 SHARING AND SAVINGS PLAN ACCOUNTS TRANSFERRED
      FROM THE EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
      ------------------------------------------------------------------

     11.1   General Provisions. Effective as of January 1, 1991, the Sunfax,
            ------------------
Inc. Profit Sharing and Savings Plan ("the Sunfax Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of any Sunfax Accounts (as defined in Section 11.2) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with the provisions of this Appendix XI.

     11.2   Separate Accounting. The Committee of this Plan shall maintain
            -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the Sunfax Plan, if any. The Account balances under this Plan of such Participants shall be referred to as "Sunfax Accounts."

     11.3   Timing of the Distribution of a Sunfax Account. The following are
            ----------------------------------------------
permissible Benefit Commencement Dates for a Participant's Sunfax Account transferred from the Equifax Plan, at the election of the Participant or Beneficiary, as applicable, subject to the requirements of Section 7.6:

            (a)   Retirement or Termination Payments. Upon any one of the
                  ----------------------------------
     following dates, the Participant shall be entitled to receive a distribution of his Sunfax Accounts:

                  (i)   Normal Retirement Date is the first day of the month
                        ----------------------
            coinciding with or next following the date a Participant attains his 62nd birthday.

                  (ii)  Late Retirement Date is the first day of the month
                        --------------------
            coinciding with or next following the date on which a Participant retires for reasons other than disability after having reached his Normal Retirement Date.

                  (iii) Disability Retirement Date is the date on which the
                        --------------------------
            Committee makes a determination that a Participant's incapacity is a total and permanent disability.

            (b)   In-Service Withdrawals. A Participant shall also be entitled
                  ----------------------
     to receive a distribution of his Sunfax Accounts as follows:

                 (i) At such time as a Participant shall have attained the age of 62 years, the Participant may elect to receive a distribution of all or a portion of the amount then credited to his Sunfax Accounts if he is then 100% vested.

                 (ii) Notwithstanding the above, a Participant may not withdraw all or a portion of his Sunfax Accounts attributable to elective contributions (and earnings thereon) prior to the Participant's attaining age 59-1/2.

                 (iii) No withdrawal may be made by a Participant under this subsection (b) who is married at the time of the withdrawal unless the Participant and his Spouse waive the otherwise applicable automatic payment forms in the manner specified in Appendix IV.

            (c)   Death. Distribution of Sunfax Accounts to a married
                  -----
     Participant's Spouse upon the death of the Participant shall begin as of the later of the date that would have been the Participant's Normal Retirement Date if the Participant had lived to his Normal Retirement Date or the date on which the Participant would have attained age 62, unless the Spouse consents to an earlier or later Benefit Commencement Date.

     11.4   Vesting. The Sunfax Accounts of a Participant held under this Plan
            -------
shall, at all times, be fully vested to such Participant.

                                 APPENDIX XII

                         SPECIAL PROVISIONS REGARDING
                  THE HEALTH ECONOMIC CORPORATION RETIREMENT
                   SAVINGS PLAN ACCOUNTS TRANFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     12.1   General Provisions. Effective as of January 1, 1993, the Health
            ------------------
Economics Corporation Retirement Savings Plan (the "HEC Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of any HEC Accounts (as defined in Section 12.2) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with the provisions of this Appendix XII.

     12.2   Separate Accounting. The Committee of this Plan shall maintain
            -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the HEC Plan, if any. Such accounts shall be maintained as separate accounts as follows:

            (a) Amounts transferred attributable to a participant's "Company Contributions Account" under the HEC Plan shall be held in a special segregated HEC Contribution Matching Account, which shall be treated as part of such participant's Matching Voluntary Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XII.

            (b) Amounts transferred attributable to a participant's "Member Contributions Account" under the HEC Plan shall be held in a special segregated HEC Contribution Account, which shall be treated as part of such participant's Voluntary Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XII.

            (c) Amounts transferred attributable to a participant's "Pretax Savings Account" under the HEC Plan shall be held in a special segregated HEC Deferral Account, which shall be treated as part of such participant's Elective Contributions Account for all proposes of this Plan, except as otherwise indicated in this Appendix XII.

            (d) Amounts transferred attributable to a participant's "Rollover Contributions" under the HEC Plan shall be held in a special segregated HEC Rollover Contributions Account, which shall be treated as part of such participant's Rollover Contributions Account pursuant to Section 5.1(k) for all purposes of this Plan, except as otherwise indicated in this Appendix XII.

     The entire Account balances under this Plan of the Participants described above shall be referred to as "HEC Accounts."

     12.3   Cash Out Provisions. If the total value of the vested portion of a
            -------------------
Participant's Accounts (all Accounts under the Plan including HEC Accounts) as of the date of termination of employment is $5,000 or less, distribution of such vested portion of the Participant's Accounts shall be made in one lump sum cash payment. For purposes of the preceding sentence, if the value of the vested portion of the Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of such Accounts.

     12.4   In-Service Withdrawals of HEC Accounts. A Participant with HEC
            --------------------------------------
Account balances shall be entitled to withdrawals from his HEC Contribution Account in accordance with Section 7.10 of this Plan, and shall be entitled to withdrawals from his HEC Deferral Account in accordance with Section 7.9 of this Plan; provided, however, that the restriction in the penultimate sentence of
Section 7.9(a) or the last sentence of Section 7.10(a) of this Plan shall not apply to a withdrawal from such HEC Accounts.

     12.5   Vesting. The HEC Accounts of a Participant held under this Plan
            -------
shall, at all times, be fully vested to such Participant:

                                 APPENDIX XIII

                         SPECIAL PROVISIONS REGARDING
            THE FIRST BANKCARD SYSTEMS, INC. 401(k) PROFIT SHARING
                 RETIREMENT PLAN ACCOUNTS TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     13.1   General Provisions. Effective as of March 1, 1997, the First
            ------------------
Bankcard Systems, Inc. 401(k) Profit Sharing Retirement Plan (the "FBS Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of any HEC Accounts (as defined in Section 13.2), transferred from the Equifax Plan to this Plan pursuant to
Section 3.5 of this Plan (if any) shall be in accordance with this Appendix
XIII.

     13.2   Separate Accounting. The Committee of this Plan shall maintain
            -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the FBS Plan, if any. Such accounts shall be maintained in separate accounts as follows:

            (a) Amounts transferred attributable to a Participant's "Matching Contributions Account" under the FBS Plan shall be held in a special segregated FBS Matching Contribution Account.

            (b) Amounts transferred attributable to a Participant's "Elective Deferral Contributions Account" under the FBS Plan shall be held in a special segregated FBS Deferral Account, which shall be treated as part of such Participant's Elective Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XIII.

            (c) Amounts transferred attributable to a Participant's "Rollover Contributions" under the FBS Plan shall be held in a special segregated FBS Rollover Contributions Account, which shall be treated as part of such participant's Rollover Contributions Account pursuant to Section 5.1(k) for all purposes of this Plan, except as otherwise indicated in this Appendix XIII.

The entire Account balances under this Plan of the Participants described in
Section 13.1 above shall be referred to as "FBS Accounts." A Participant who has an FBS Account may direct the investment of his FBS Account among the funds provided under Section 5.2(b)(i) of this Plan, in accordance with Section 5.2(b)(ii)(B) of this Plan.

     13.3   Cash Out Provisions. Notwithstanding any other provision herein, if
            -------------------
the total value of the vested portion of a Participant's Accounts (all Accounts under the Plan including FBS Accounts) as of the date of termination of employment is $5,000 or less, distribution of such vested portion of the Participant's Accounts shall be made in one lump sum cash payment. For purposes of the preceding sentence, if the value of the vested portion of the Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of such Accounts.

     13.4  In-Service Withdrawals of FBS Accounts.  A Participant with FBS
           --------------------------------------
Account balances shall be entitled to withdrawals from his FBS Deferral Account in accordance with Section 7.9 of this Plan; provided, however, that the restriction in the penultimate sentence of Section 7.9(a) of this Plan shall not apply to a withdrawal from such FBS Accounts.

     13.5  Vesting.  The FBS Accounts of such Participants held under this Plan
           -------
shall, at all times, be fully vested to such Participants; provided, however, in determining the vesting of account balances of a Participant whose employment by First Bankcard Systems, Inc. terminated prior to July 31, 1994, the FBS Accounts of such a Participant held under this Plan (if any) shall be vested to such Participant in accordance with the vesting provisions of the FTB Plan that were in effect at the time of the Participant's termination of employment.

                                  APPENDIX XIV


      SPECIAL PROVISIONS REGARDING THE PROFESSIONAL TEST ADMINISTRATORS,
                INC. 401(K) PLAN ACCOUNTS TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     14.1  General Provisions.  Effective as of April 1, 1997, the Professional
           ------------------
Test Administrators, Inc. 401(k) Plan (the "PTA Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of any PTA Accounts (as defined in Section 14.2) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with this Appendix XIV.

     14.2  Separate Accounting.  The Committee of this Plan shall maintain
           -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the PTA Plan, if any. Such Accounts shall be maintained in separate accounts as follows:

           (a) Amounts transferred attributable to a Participant's matching contributions under the PTA Plan shall be held in a special segregated PTA Matching Contribution Account.

           (b) Amounts transferred attributable to a Participant's salary reduction contributions under the PTA Plan shall be held in a special segregated PTA Deferral Account, which shall be treated as part of such Participant's Elective Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XIV.

           (c) Amounts transferred attributable to a Participant's rollover contributions under the PTA Plan shall be held in a special segregated PTA Rollover Contributions Account, which shall be treated as part of such participant's Rollover Contributions Account pursuant to Section 5.1(e) for all purposes of this Plan, except as otherwise indicated in this Appendix XIV.

     The entire Account balances under this Plan of the Participants described above shall be referred to as "PTA Accounts." A Participant who has a PTA Account may direct the investment of his PTA Account among the funds provided under Section 5.2(b)(i) of this Plan, in accordance with Section 5.2(b)(ii)(B) of this Plan.

     14.3  Forms of Benefits for PTA Accounts.  The following automatic form of
           ----------------------------------
benefit shall apply with respect to the PTA Accounts of Participants held under this Plan: a single lump sum cash payment of the Participant's vested PTA Account balance.

     14.4  Cash Out Provisions.  Notwithstanding any other provision herein, if
           -------------------
the total value of the vested portion of a Participant's Accounts (all Accounts under the Plan including PTA Accounts) as of the date of termination of employment is $5,000 or less, distribution of such vested portion of the Participant's Accounts shall be made in one lump sum cash payment. For purposes of the preceding sentence, if the value of the vested portion of the Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of such Accounts.

     14.5  In-Service Withdrawals of PTA Accounts.
           --------------------------------------

           (a)  Hardship.  A Participant with PTA Account balances shall be
                --------
     entitled to withdrawals from his PTA Deferral Account in accordance with
     Section 7.9 of this Plan; provided, however, (1) the restriction in the penultimate sentence of Section 7.9(a) of this Plan shall not apply to a withdrawal from such PTA Accounts, and (2) the withdrawal payment shall be made in the form of a lump sum payment.

           (b)  Other Withdrawals of PTA Matching Contribution Account.  A
                ------------------------------------------------------
     Participant shall also be entitled to elect to receive a distribution of all or a part of the portion of his PTA Matching Contribution Account in which he is vested at any time on or after the date on which he attains the age of 55 years.

     14.6  Vesting.  The PTA Accounts of such Participants held under this Plan
           -------
shall, at all times, be fully vested to such Participants; provided, however, in determining the vesting of account balances of a Participant whose employment by Professional Test Administrators, Inc. terminated prior to April 30, 1996, the PTA Accounts of such a Participant held under this Plan (if any) shall be vested to such Participant in accordance with the vesting provisions of the PTA Plan that were in effect at the time of the Participant's termination of employment.

                                  APPENDIX XV

                         SPECIAL PROVISIONS REGARDING
                 MERGER OF THE MARKET KNOWLEDGE PROFIT SHARING
                      PLAN ACCOUNTS TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     15.1  General Provisions.  Effective as of December 1, 1997, the Market
           ------------------
Knowledge Profit Sharing Plan (the "MKI Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of the MKI Accounts (as defined in Section 15.2 below) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with the provisions of this Appendix XV.

     15.2  Separate Accounting.  The Committee of this Plan shall maintain
           -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the MKI Plan, if any. Such accounts shall be maintained in separate accounts as follows :

           (a) Amounts transferred attributable to a Participant's "Employer Matching Contributions" under the MKI Plan shall be held in a special segregated MKI Matching Contribution Account for all purposes of this Plan.

           (b) Amounts transferred attributable to a Participant's "Elective Contribution Account" under the MKI Plan shall be held in a special segregated MKI Elective Contribution Account, which shall be treated as part of such Participant's Elective Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XV.

           (c) Amounts transferred attributable to a Participant's "Rollover Contributions" under the MKI Plan shall be held in a special segregated MKI Rollover Contributions Account, which shall be treated as part of such Participant's Rollover Contributions Account pursuant to Section 5.1(k) for all purposes of this Plan, except as otherwise indicated in this Appendix XV.

           The entire Account balances under this Plan of the Participants described in Section 15.1 above shall be referred to as "MKI Accounts." A Participant who has an MKI Account may direct the investment of his MKI Account among the funds provided under Section 5.2(b)(i) of this Plan, in accordance with Section 5.2(b)(ii)(B) of this Plan.

           15.3  Cash Out Provisions.  Notwithstanding any other provision
                 -------------------
herein, if the total value of the vested portion of a Participant's Accounts (all Accounts under the Plan including MKI Accounts) as of the date benefit payments are to commence is less than $5,000, distribution of such vested portion of the Participant's Account shall be made in one lump sum cash payment. For purposes of the preceding sentence, if the value of the vested portion of the Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of such Accounts.

           15.4  In-Service Withdrawals of MKI Accounts.  A Participant with MKI
                 --------------------------------------
Elective Contribution Account balances shall be entitled to withdrawals from his MKI Elective

     Contribution Account in accordance with Section 7.9(a) of this Plan; provided, however, that the restriction in the penultimate sentence of
     Section 7.9(a) of this Plan shall not apply to a withdrawal from such MKI Elective Contribution Accounts.

          15.5  Vesting.  The MKI Accounts of such Participants held under this
                -------
     Plan shall, at all times, be fully vested; provided, however, in determining the vesting of account balances of a Participant whose employment by Market Knowledge, Incorporated terminated prior to May 1, 1996, the MKI Accounts of such a Participant held under this Plan (if any) shall be vested to such Participant in accordance with the vesting provisions of the MKI Plan that were in effect at the time of the Participant's termination of employment.

                                 APPENDIX XVI

                  SPECIAL PROVISIONS REGARDING THE GOLDLEAF
                   TECHNOLOGIES. INC. 401(k) PLAN ACCOUNTS
                             TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     16.1  General Provisions.  Effective as of December 1, 1998, the Goldleaf
           ------------------
Technologies, Inc. 401(k) Plan (the "GTI Plan") was merged with and into the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"). The payment of the GTI Accounts (as defined in Section 16.2) transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any) shall be in accordance with the provisions of this Appendix XVI.

     16.2  Separate Accounting.  The Committee of this Plan shall maintain
           -------------------
records adequate to permit the determination of which Participants in this Plan have account balances transferred from the Equifax Plan that are attributable to the GTI Plan, if any. Such accounts shall be maintained in separate accounts as follows:

           (a) Amounts transferred attributable to a Participant's "Employer Matching Contributions" under the GTI Plan shall be held in a special segregated GTI Matching Contribution Account for all purposes of this Plan.

           (b) Amounts transferred attributable to a Participant's "Elective Contribution Account" under the GTI Plan shall be held in a special segregated GTI Elective Contribution Account, which shall be treated as part of such Participant's Elective Contributions Account for all purposes of this Plan, except as otherwise indicated in this Appendix XVI.

           (c) Amounts transferred attributable to a Participant's "Rollover Contributions" under the GTI Plan shall be held in a special segregated GTI Rollover Contributions Account, which shall be treated as part of such Participant's Rollover Contributions Account pursuant to Section 5.1(k) for all proposes of this Plan, except as otherwise indicated in this Appendix XVI.

     The entire Account balances under this Plan of the Participants described in Section 16.1 above shall be referred to as "GTI Accounts." A Participant who has a GTI Account may direct the investment of his GTI Account among the funds provided under Section 5.2(b)(i) of this Plan, in accordance with Section 5.2(b)(ii)(B) of this Plan.

     16.3  Form of Benefits for GTI Accounts.  The following automatic form of
           ---------------------------------
benefits shall apply with respect to the GTI Accounts of Participants held under this Plan: a single lump sum cash payment of the Participant's vested GTI Account balance.

     16.4  Cash Out Provisions.  Notwithstanding any other provision herein, if
           -------------------
the total value of the vested portion of a Participant's Accounts (all Accounts under the Plan including GTI Accounts) as of the date of termination of employment is $5,000 or less, distribution of such vested portion of the Participant's Accounts shall be made in one lump sum cash payment. For purposes of the preceding sentence, if the value of the vested portion of the Participant's Accounts is zero, the Participant shall be deemed to have received a distribution of such Accounts.

     16.5  In-Service Withdrawals of GTI Accounts.  A Participant with GTI
           --------------------------------------
Elective Contribution Account balances shall be entitled to withdrawals from his GTI Elective Contribution Account in accordance with Section 7.9 of this Plan; provided, however, the restriction in the penultimate sentence of Section 7.9(a) of this Plan shall not apply to a withdrawal from such GTI Elective Contribution Accounts.

     16.6  Vesting.  The GTI Accounts of such Participants held under this Plan
           -------
shall, at all times, be fully vested to such Participants; provided, however, in determining the vesting of account balances of a Participant whose employment prior to December 18, 1997 by Goldleaf Technologies, Inc., the GTI Accounts of such a Participant held under this Plan (if any) shall be vested to such Participant in accordance with the vesting provisions of the GTI Plan that were in effect at the time of the Participant's termination of employment.

                                 APPENDIX XVII

                 SPECIAL PROVISIONS REGARDING THE POLK SAVINGS
                    PLUS PLAN ACCOUNT TRANSFERRED FROM THE
           EQUIFAX INC. EMPLOYEES 401(k) RETIREMENT AND SAVINGS PLAN
           ---------------------------------------------------------

     17.1  General Provisions.  Effective as of July 3, 2000, the Equifax
           ------------------
Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan") assumed all obligations of the Polk Savings Plus Plan ("Polk Plan"). This Plan shall assume such obligations to the extent they are transferred from the Equifax Plan to this Plan pursuant to Section 3.5 of this Plan (if any).

     17.2  Separate Records.  The Committee shall maintain records adequate to
           ----------------
permit the determination of which Participants in this Plan are Polk Participants transferred from the Equifax Plan pursuant to Section 3.5 of this Plan (if any). The entire Account balances under this Plan of such Polk Participants shall be referred to as "Polk Accounts."